Exhibit 10.3
EXECUTION VERSION

INTERCREDITOR AGREEMENT
Dated as of December 17, 2010
by and among
NOVELIS INC.,
NOVELIS CORPORATION,
NOVELIS PAE CORPORATION,
NOVELIS BRAND LLC,
NOVELIS SOUTH AMERICA HOLDINGS LLC,
ALUMINUM UPSTREAM HOLDINGS LLC,
NOVELIS ACQUISITIONS LLC ,
NOVELIS NORTH AMERICA HOLDINGS INC.,
NOVELIS UK LTD,
NOVELIS AG,
AV METALS INC., and
the Subsidiary Guarantors party hereto,
as Grantors,
BANK OF AMERICA, N.A.,
as Revolving Credit Administrative Agent and Revolving Credit Collateral Agent,
and
BANK OF AMERICA, N.A.,
as Term Loan Administrative Agent and Term Loan Collateral Agent

TABLE OF CONTENTS

I. DEFINITIONS	2
1.1 Defined Terms	2
1.2 Terms Generally	31
1.3 Impairment	32

II. LIEN PRIORITIES BETWEEN REVOLVING CREDIT SECURED OBLIGATIONS, PARI PASSU SECURED OBLIGATIONS AND SUBORDINATED LIEN SECURED OBLIGATIONS	33
2.1 Relative Priorities	33
2.2 Prohibition on Contesting Liens	34
2.3 No New Liens	34
2.4 Similar Liens and Agreements	35
2.5 German Real Estate	36

III. PRIORITIES AND AGREEMENTS OF PARI PASSU SECURED PARTIES WITH RESPECT TO COMMON Pari PASSU COLLATERAL	36
3.1 Priority of Claims	36
3.2 Actions with Respect to Common Pari Passu Collateral	36
3.3 No Interference; Payment Over	37
3.4 Automatic Release of Liens; Amendments to Pari Passu Security Documents	38
3.5 Insurance	38
3.6 Benefit of the Article	39

IV. PRIORITIES AND AGREEMENTS WITH RESPECT TO COMMON SUBORDINATED LIEN COLLATERAL	39
4.1 Priority of Claims	39
4.2 Actions with Respect to Common Subordinated Lien Collateral	39
4.3 No Interference; Payment Over	40
4.4 Automatic Release of Liens; Amendments to Subordinated Lien Security Documents	41
4.5 Insurance	42
4.6 Benefit of the Article	42

V. ENFORCEMENT	42
5.1 Exercise of Remedies — Restrictions on Pari Passu Secured Parties and Subordinated Lien Secured Parties	42
5.2 Exercise of Remedies — Restrictions on Revolving Credit Claimholders and Subordinated Lien Secured Parties	47
5.3 Exercise of Remedies — Collateral Access Rights	52
5.4 Exercise of Remedies — Intellectual Property Rights/Access to Information/Use of Equipment	54
5.5 Exercise of Remedies — Set Off and Tracing of and Priorities in Proceeds	55

(i)

VI. PAYMENTS	56
6.1 Application of Proceeds	56
6.2 Payments Over in Violation of Agreement	57
6.3 Application of Pari Passu Payments Among Pari Passu Secured Parties; Application of Subordinated Lien Payments Among Subordinated Lien Secured Parties	58

VII. OTHER AGREEMENTS	61
7.1 Releases	61
7.2 Insurance	64
7.3 Amendments to Revolving Credit Loan Documents and Pari Passu Loan Documents; Refinancings; Legending Provisions	65
7.4 Bailee or Agency for Perfection	68
7.5 Additional Secured Debt	72
7.6 When Discharge of Revolving Credit Secured Obligations or Pari Passu Secured Obligations Deemed to Not Have Occurred	74

VIII. INSOLVENCY OR LIQUIDATION PROCEEDINGS	75
8.1 Finance and Sale Issues	75
8.2 Relief from the Automatic Stay	79
8.3 Adequate Protection	79
8.4 Avoidance Issues	82
8.5 Reorganization Securities	82
8.6 Post-Petition Interest	82
8.7 Waiver — Section 1111(b)(2) Issues	83
8.8 Asset Dispositions in an Insolvency or Liquidation Proceeding	83
8.9 Additional Section 363 and Section 364 Matters	84
8.10 Effectiveness in Insolvency or Liquidation Proceedings	84
8.11 Separate Grants of Security and Separate Classification	84

IX. RELIANCE; WAIVERS; ETC	85
9.1 Reliance	85
9.2 No Warranties or Liability	86
9.3 No Waiver of Lien Priorities	87
9.4 Obligations Unconditional	88

X. THE AUTHORIZED COLLATERAL AGENT	89
10.1 Authority	89
10.2 Rights as a Secured Party	90
10.3 Exculpatory Provisions	90
10.4 Reliance by Authorized Collateral Agents	92
10.5 Delegation of Duties	92
10.6 Existence and Amounts of Liens and Obligations	92

XI. MISCELLANEOUS	93
11.1 Conflicts; No Additional Rights	93
11.2 Effectiveness; Continuing Nature of this Agreement; Severability	93

(ii)

11.3 Amendments; Waivers	94
11.4 Information Concerning Financial Condition of Holdings, the Borrowers and their Respective Subsidiaries	94
11.5 Subrogation	95
11.6 GOVERNING LAW	96
11.7 CONSENT TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS	96
11.8 WAIVER OF JURY TRIAL	97
11.9 Notices	97
11.10 Further Assurances	97
11.11 Binding Effect on Successors and Assigns and on Claimholders and Agents	98
11.12 Specific Performance	98
11.13 Headings	98
11.14 Counterparts	98
11.15 Authorization	98
11.16 No Third Party Beneficiaries	98
11.17 Provisions Solely to Define Relative Rights	99
11.18 Marshalling of Assets	99
11.19 Joinder of Additional Grantors	99
11.20 Agent for Service of Process	100

(iii)

INTERCREDITOR AGREEMENT
               This INTERCREDITOR AGREEMENT, is dated as of December 17, 2010, and entered into by and among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act (the “Parent Borrower”), NOVELIS CORPORATION, a Texas corporation (“Novelis Corporation”), NOVELIS PAE CORPORATION, a Delaware corporation (“Novelis PAE”), NOVELIS BRAND LLC, a Delaware limited liability company (“Novelis Brand”), NOVELIS SOUTH AMERICA HOLDINGS LLC, a Delaware limited liability company (“Novelis South”), ALUMINUM UPSTREAM HOLDINGS LLC, a Delaware limited liability company (“Aluminum Upstream”), NOVELIS ACQUISITIONS LLC, a Delaware limited liability company (“Novelis Acquisitions”), and NOVELIS NORTH AMERICA HOLDINGS INC., a Delaware corporation, (“Novelis Holdings” and, together with Novelis Corporation, Novelis PAE, Novelis Brand, Novelis South, Aluminum Upstream and Novelis Acquisitions, the “U.S. Borrowers”), NOVELIS UK LTD, a limited liability company incorporated under the laws of England and Wales with registered number 00279596 (the “U.K. Borrower”), and NOVELIS AG, a stock corporation (AG) organized under the laws of Switzerland (the “Swiss Borrower” and, together with the Parent Borrower, the U.S. Borrowers, and the U.K. Borrower, the “Borrowers” and each, a “Borrower”), AV METALS INC., a corporation formed under the Canada Business Corporations Act (“Holdings”), the subsidiaries of Holdings and the subsidiaries of Parent Borrower from time to time party hereto (the “Subsidiary Guarantors” and, together with Holdings, the “Guarantors” and each, a “Guarantor”), BANK OF AMERICA, N.A., as administrative agent for the Revolving Credit Lenders (such term and each other capitalized term used herein having the meanings assigned to them in Section 1 below) and as collateral agent for the Revolving Credit Claimholders, and BANK OF AMERICA, N.A., as administrative agent for the Term Loan Lenders (together with its successors in such capacity, the “Term Loan Administrative Agent”), and BANK OF AMERICA, N.A., as collateral agent for the current and future Term Loan Secured Parties (together with its successors in such capacity, “Term Loan Collateral Agent”). As described in more detail in Section 11.11 hereof, this Agreement is intended to be binding on all Claimholders and each Agent.
RECITALS
               The Borrowers, the Guarantors, the banks, financial institutions and other entities party thereto as lenders, the Revolving Credit Agents and the other parties thereto, have entered into that certain Credit Agreement, dated as of the date hereof, providing for certain senior secured revolving credit facilities (as Modified from time to time, the “Original Revolving Credit Agreement”);
               The Parent Borrower, Novelis Corporation, the Guarantors, the banks, financial institutions and other entities party thereto as lenders, the Term Loan Agents and the other parties thereto, have entered into that certain Credit Agreement, dated as of the date hereof, providing for certain senior secured term loan facilities (as Modified or Refinanced from time to time, the “Term Loan Agreement”);
               The Grantors have secured (i) the Revolving Credit Secured Obligations under the Revolving Credit Security Documents and (ii) the Term Loan Secured Obligations under the Pari

Passu Security Documents, and the Grantors may, in certain circumstances, secure obligations under any future Pari Passu Debt and Subordinated Lien Debt with Liens on current and future Collateral; and
               As a condition to the closing of each of the Original Revolving Credit Agreement and Term Loan Agreement, (i) the Revolving Credit Agents, on behalf of the Revolving Credit Claimholders, and (ii) the Term Loan Agents, on behalf of the Term Loan Secured Parties, have agreed to the relative priority of the respective Liens securing the obligations of the Grantors to the Revolving Credit Claimholders, the Pari Passu Secured Parties and the Subordinated Lien Secured Parties on the Collateral and certain other rights, priorities and interests as set forth in this Agreement.
AGREEMENT
               In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
I. DEFINITIONS.
          1.1 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:
               “Access Period” means for each parcel of Mortgaged Premises the period, after the commencement of an Enforcement Period, which begins on the day that any Revolving Credit Agent provides the Authorized Pari Passu Collateral Agent with the notice of its election to request access pursuant to Section 5.3(b) below and ends on the earlier of (i) the 180th day after any Revolving Credit Agent obtains the ability to use, take physical possession of, remove or otherwise control the use or access to the Revolving Credit Priority Collateral located on such Mortgaged Premises following Enforcement plus such number of days, if any, after any Revolving Credit Agent obtains access to such Revolving Credit Priority Collateral that it is stayed or otherwise prohibited by law or court order from exercising remedies with respect to Revolving Credit Priority Collateral located on such Mortgaged Premises (but in any event for a period of not less than 90 days following the expiration of such stay or prohibition) or (ii) the date on which all or substantially all of the Revolving Credit Priority Collateral located on such Mortgaged Premises is sold, collected or liquidated or (iii) the date on which the Discharge of Revolving Credit Secured Obligations has occurred.
               “Accounts” means all present and future “accounts” and “payment intangibles” (in each case, as defined in Article 9 of the UCC).
               “Account Agreements” means any lockbox account agreement, pledged account agreement, blocked account agreement, deposit account control agreement, securities account control agreement, or any similar deposit or securities account agreements among any Revolving Credit Agents, any Pari Passu Collateral Agent and/or any Subordinated Lien Collateral Agent and any Borrowers and/or Guarantors and the relevant financial institution depository or securities intermediary.

               “Additional Pari Passu Collateral Agent” means the collateral agent, collateral trustee, indenture trustee or a similar representative for the holders of any Series of Pari Passu Debt incurred or issued after the date hereof.
               “Additional Pari Passu Secured Obligations” means all Obligations of the Grantors under Additional Secured Debt that has been designated as Pari Passu Secured Obligations pursuant to Section 7.5.
               “Additional Pari Passu Secured Party” means the holders of any Additional Pari Passu Secured Obligations and the corresponding Pari Passu Representatives with respect thereto.
               “Additional Secured Debt” has the meaning assigned to such term in Section 7.5(a)(i) of this Agreement.
               “Additional Secured Debt Designation” means a notice in substantially the form of Annex I.
               “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
               “Agents” means the Revolving Credit Agents, the Pari Passu Representatives and the Subordinated Lien Representatives.
               “Agreement” means this Intercreditor Agreement, as Modified from time to time.
               “Aluminum Upstream” has the meaning assigned to that term in the preamble to this Agreement.
               “Authorized Collateral Agent” means, as the context requires, the Authorized Pari Passu Collateral Agent or the Authorized Subordinated Collateral Agent.
               “Authorized Pari Passu Collateral Agent” means, with respect to any Common Pari Passu Collateral securing any of the Pari Passu Secured Obligations, the Authorized Representative of the Series of Pari Passu Secured Obligations that constitutes the largest outstanding principal amount (which shall include, for the purpose of this determination, all undrawn committed amounts under any revolving or delayed draw credit facilities) of any then outstanding Series of Pari Passu Secured Obligations with respect to such Common Pari Passu Collateral.
               “Authorized Representative” means (i) in the case of any Term Loan Secured Obligations or the Term Loan Secured Parties, the Term Loan Collateral Agent, (ii) in the case of any Series of Additional Pari Passu Secured Obligations or Additional Pari Passu Secured Parties that become subject to this Agreement after the date hereof, the Additional Pari Passu Collateral Agent named for such Series in the applicable Intercreditor Joinder Agreement and (iii) in the case of any Series of Subordinated Lien Debt that becomes subject to this Agreement after the date hereof, the Subordinated Lien Collateral Agent named for such Series in the applicable Intercreditor Joinder Agreement.
               “Authorized Subordinated Lien Collateral Agent” means, with respect to any Common Subordinated Lien Collateral securing any of the Subordinated Lien Secured Obligations, the Authorized Representative of the Series of Subordinated Lien Secured Obligations that constitutes the largest outstanding principal amount (which shall include, for the purpose of this determination, all undrawn committed amounts under any revolving or delayed draw credit facilities) of any then outstanding Series of Subordinated Lien Secured Obligations with respect to such Common Subordinated Lien Collateral.
               “Bank Product” means any of the following products, services or facilities extended to Holdings, the Parent Borrower or any Restricted Subsidiary (as defined in the Revolving Credit Agreement) by a lender under the Revolving Credit Agreement or any of its Affiliates: (a) Cash Management Services; (b) commercial credit card and merchant card services; and (c) other banking products or services as may be requested by Holdings, the Parent Borrower or any Restricted Subsidiary, other than Letters of Credit and Hedging Agreements.
               “Bank Product Debt” means Indebtedness and other obligations of a Grantor relating to Bank Products.
               “Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.
               “Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors or relating to insolvency, liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, reorganization or receivership, including the Bankruptcy and Insolvency Act (Canada) and the Companies’ Creditors Arrangement Act (Canada).
               “Board of Directors” means, with respect to any Person, (i) in the case of any corporation, the board of directors of such Person, (ii) in the case of any limited liability company, the board of managers (or the functional equivalent) of such Person, (iii) in the case of any limited partnership, the Board of Directors of the general partner of such Person and (iv) in any other case, the functional equivalent of the foregoing.
               “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, New York or Chicago.
               “Cash Management Services” means any services provided from time to time by any lender under the Revolving Credit Agreement or any of its Affiliates (or any Person that was a lender or an Affiliate of a lender under the Revolving Credit Agreement at the time agreements with respect to such services are entered into) to Holdings or any Restricted Subsidiary in connection with operating, collections, payroll, trust, or other depository or disbursement accounts, including automated clearinghouse, e-payable, electronic funds transfer, wire transfer, controlled disbursement, overdraft, depository, information reporting, lockbox and stop payment services.
               “Chattel Paper” means all present and future “chattel paper” (as defined in Article 9 of the UCC).
               “Claimholders” means the Revolving Credit Claimholders, the Pari Passu Secured Parties and the Subordinated Lien Secured Parties, as the context may require.
               “Class” means (a) in the case of Subordinated Lien Debt, all Series of Subordinated Lien Debt, taken together, and (b) in the case of Pari Passu Debt, all Series of Pari Passu Debt, taken together.
               “Closing Date” means December 17, 2010.
               “Collateral” means all of the “Collateral”, “Pledged Collateral” and “Mortgaged Property” referred to in the Security Documents and all of the other property that is or is intended under the terms of the Security Documents to be subject to Liens in favor of a Revolving Credit Agent for the benefit of the Revolving Credit Claimholders, a Pari Passu Collateral Agent for the benefit of the Pari Passu Secured Parties of any Series or a Subordinated Lien Collateral Agent for the benefit of the Subordinated Lien Secured Parties of any Series, as the case may be.
               “Common Collateral” means, as the context requires, the Common Pari Passu Collateral or the Common Subordinated Lien Collateral.
               “Common Pari Passu Collateral” means, at any time, Collateral in which the holders of two or more Series of Pari Passu Secured Obligations (or their respective Authorized Representatives) hold a valid and perfected security interest at such time. If more than one Series of Pari Passu Secured Obligations are outstanding at any time and the holders of less than all Series of Pari Passu Secured Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Common Pari Passu Collateral for those Series of Pari Passu Secured Obligations that hold a valid security interest in such Collateral at such time and shall not constitute Common Pari Passu Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.
               “Common Subordinated Lien Collateral” means, at any time, Collateral in which the holders of two or more Series of Subordinated Lien Secured Obligations (or their respective Authorized Representatives) hold a valid and perfected security interest at such time. If more than one Series of Subordinated Lien Secured Obligations are outstanding at any time and the holders of less than all Series of Subordinated Lien Secured Obligations hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Common Subordinated Lien Collateral for those Series of Subordinated Lien Secured Obligations that hold a valid security interest in such Collateral at such time and shall not constitute Common Subordinated Lien Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

               “Comparable Pari Passu Security Document” means, in relation to any Collateral subject to any Revolving Credit Security Document or any Subordinated Lien Security Document, the Pari Passu Security Document that creates a Lien in the same Collateral, granted by the same Grantors, as applicable.
               “Comparable Revolving Credit Security Document” means, in relation to any Collateral subject to any Pari Passu Security Document or any Subordinated Lien Security Document, the Revolving Credit Security Document that creates a Lien in the same Collateral, granted by the same Grantors, as applicable.
               “Comparable Subordinated Lien Security Document” means, in relation to any Collateral subject to any Revolving Credit Security Document or Pari Passu Security Document, the Subordinated Lien Security Document that creates a Lien in the same Collateral, granted by the same Grantors, as applicable.
               “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the term “Controlled” shall have a meaning correlative thereto.
               “Controlling Secured Parties” means (i) with respect to any Common Pari Passu Collateral, the Pari Passu Secured Parties under the Series of Pari Passu Debt whose Pari Passu Representative is the Authorized Pari Passu Collateral Agent for such Common Pari Passu Collateral and (ii) with respect to any Common Subordinated Lien Collateral, the Subordinated Lien Secured Parties under the Series of Subordinated Lien Debt whose Subordinated Lien Representative is the Authorized Subordinated Lien Collateral Agent for such Common Subordinated Lien Collateral.
               “Copyrights” means, collectively, all copyrights (whether statutory or common law, whether established, registered or recorded in Canada, the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all mask works (as such term is defined in 17 U.S.C. Section 901, et seq.), together with any and all (i) copyright registrations and applications, (ii) rights and privileges arising under applicable law with respect to such copyrights, (iii) renewals and extensions thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements or other violations thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.
               “Deposit Accounts” means, collectively, (i) all “deposit accounts” (as defined in Article 9 of the UCC) and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time held in, credited to or on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

               “Discharge of Pari Passu Secured Obligations” means, except to the extent otherwise expressly provided in Section 7.6 hereof, the occurrence of:
               (1) termination or expiration of all commitments, if any, to extend credit that would constitute Pari Passu Secured Obligations (including any Refinancings of any thereof to the extent such Refinancings thereof constitute Pari Passu Secured Obligations, as evidenced by the Intercreditor Joinder Agreement delivered by the related Authorized Representative in connection with such Refinancing);
               (2) full payment in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding (or which would accrue but for the commencement of such proceeding), whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Indebtedness outstanding under the Pari Passu Loan Documents and constituting Pari Passu Secured Obligations (including any Refinancings of any thereof to the extent such Refinancings thereof constitute Pari Passu Secured Obligations);
               (3) termination or cash collateralization (in an amount and manner reasonably satisfactory to the relevant Pari Passu Representatives that have letters of credit outstanding thereunder, but in no event greater than 105% of the aggregate undrawn face amount) of, or receipt by such Pari Passu Representatives of supporting letters of credit reasonably satisfactory to such the Pari Passu Representatives with respect to, all letters of credit issued or otherwise outstanding (including any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support), or amounts owing by the Grantors for any drawings thereunder and all fees and other amounts owing with respect thereto, under the Pari Passu Loan Documents and constituting Pari Passu Secured Obligations (if any);
               (4) payment in full in cash of all other Pari Passu Secured Obligations that are outstanding and unpaid at the time the Indebtedness constituting such Pari Passu Secured Obligations is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time); and
               (5) the satisfaction of all other conditions to the release or discharge of the Liens securing the Pari Passu Secured Obligations as provided in the related Pari Passu Loan Documents.
               If a Discharge of Pari Passu Secured Obligations occurs prior to the termination of this Agreement, to the extent that Additional Pari Passu Secured Obligations are incurred in accordance with Section 7.5 or 7.6, or Pari Passu Secured Obligations are reinstated in accordance with Section 8.4, the Discharge of Pari Passu Secured Obligations shall (effective upon the incurrence of such additional Pari Passu Secured Obligations) be deemed to no longer be effective.
               “Discharge of Revolving Credit Secured Obligations” means, except to the extent otherwise expressly provided in Section 7.6 hereof, the occurrence of:

               (1) termination or expiration of all commitments, if any, to extend credit that would constitute Revolving Credit Secured Obligations (including any Refinancings of any thereof to the extent such Refinancings thereof constitute Revolving Credit Secured Obligations, as evidenced by the Intercreditor Joinder Agreement delivered by the related Revolving Credit Agent in connection with such Refinancing);
               (2) the full payment in cash of the principal of and interest (including interest, fees and other charges accruing on or after the commencement of any Insolvency or Liquidation Proceeding (or which would accrue but for the commencement of such proceeding), whether or not allowed in such Insolvency or Liquidation Proceeding), on all Indebtedness outstanding under the Revolving Credit Loan Documents and constituting Revolving Credit Secured Obligations (including any Refinancings of any thereof to the extent such Refinancings thereof constitute Revolving Credit Secured Obligations);
               (3) termination or cash collateralization (in an amount and manner satisfactory to the Revolving Credit Agents, but in no event greater than 105%) of the aggregate undrawn face amount, or with respect to inchoate or contingent obligations, in an amount equal to the Revolving Credit Agents’ good faith estimate of the amount due or to become due, including all fees and other amounts relating thereto) of, or receipt by the Revolving Credit Agents of supporting letters of credit reasonably satisfactory to the Revolving Credit Agents with respect to, (i) all letters of credit issued or otherwise outstanding (including any indemnity, guarantee, exposure transmittal mechanism or similar form of credit support), or amounts owing by the Grantors for any drawings thereunder and all fees and other amounts owing with respect thereto, under the Revolving Credit Loan Documents and constituting Revolving Credit Secured Obligations and (ii) all Revolving Credit Secured Obligations which are inchoate or contingent in nature; and
               (4) the satisfaction of all other conditions to the release or discharge of the Liens securing Revolving Credit Secured Obligations as provided in the related Revolving Credit Loan Documents.
               If a Discharge of Revolving Credit Secured Obligations occurs prior to the termination of this Agreement, to the extent that additional Revolving Credit Secured Obligations are incurred in accordance with Section 7.5 or 7.6, or Revolving Credit Secured Obligations are reinstated in accordance with Section 8.4 the Discharge of Revolving Credit Secured Obligations shall (effective upon the incurrence of such additional Revolving Credit Secured Obligations or reinstatement of such Revolving Credit Secured Obligations, as applicable) be deemed to no longer be effective.
               “Discharge of Senior Lien Secured Obligations” means the later of the occurrence of a Discharge of Term Loan Secured Obligations and the occurrence of a Discharge of Revolving Credit Secured Obligations with respect to the Original Revolving Credit Agreement.
               “Discharge of Subordinated Lien Secured Obligations” means the occurrence of:

               (1) termination or expiration of all commitments, if any, to extend credit that would constitute Subordinated Lien Secured Obligations (including any Refinancings of any thereof to the extent such Refinancings thereof constitute Subordinated Lien Secured Obligations, as evidenced by the Intercreditor Joinder Agreement delivered by the related Subordinated Lien Representative in connection with such Refinancing);
               (2) the full payment in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding (or which would accrue but for the commencement of such proceeding), whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Indebtedness outstanding under the Subordinated Lien Loan Documents and constituting Subordinated Lien Secured Obligations (including any Refinancings of any thereof to the extent such Refinancings thereof constitute Subordinated Lien Secured Obligations);
               (3) payment in full in cash of all other Subordinated Lien Secured Obligations that are outstanding and unpaid at the time the Indebtedness constituting such Subordinated Lien Secured Obligations is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time); and
               (4) the satisfaction of all other conditions to the release or discharge of the Liens securing the Subordinated Lien Secured Obligations set forth in the related Subordinated Lien Loan Documents.
               If a Discharge of Subordinated Lien Secured Obligations occurs prior to the termination of this Agreement, to the extent that additional Subordinated Lien Secured Obligations are incurred in accordance with Section 7.5 or Subordinated Lien Secured Obligations are reinstated in accordance with Section 8.4, the Discharge of Subordinated Lien Secured Obligations shall (effective upon the incurrence of such additional Subordinated Lien Secured Obligations or reinstatement of such Subordinated Lien Secured Obligations, as applicable) be deemed to no longer be effective.
               “Discharge of Term Loan Secured Obligations” means the occurrence of:
               (1) full payment in cash of the principal of and interest (including interest accruing on or after the commencement of any Insolvency or Liquidation Proceeding (or which would accrue but for the commencement of such proceeding), whether or not such interest would be allowed in such Insolvency or Liquidation Proceeding), on all Indebtedness outstanding under the Term Loan Agreement;
               (2) payment in full in cash of all other Obligations (as defined in the Term Loan Agreement) that are outstanding and unpaid at the time in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time); and

               (3) the satisfaction of all other conditions to the release or discharge of the Liens securing the Obligations (as defined in the Term Loan Agreement) as provided in the Term Loan Agreement and the other Loan Documents (as defined therein).
               For the purposes of this definition, “Term Loan Agreement” shall not include any agreement, document or instrument executed or delivered in connection with any Refinancing of the Term Loan Agreement existing on the date hereof).
               “Disposition” has the meaning assigned to that term in Section 7.1(b).
               “Enforcement” means, collectively or individually for any of the Revolving Credit Agents or for any Pari Passu Representatives when a Revolving Credit Default or a Pari Passu Default, as the case may be, has occurred and is continuing, any action taken by any such Persons to repossess, or exercise any remedies with respect to, any material amount of Collateral or commence the judicial enforcement of any of the rights and remedies under the Revolving Credit Loan Documents or the Pari Passu Loan Documents or under any applicable law, but in all cases excluding (i) the demand of the repayment of all the principal amount of any of the Obligations, (ii) the imposition of a default rate or late fee and (iii) the collection and application of, or the delivery of any activation notice with respect to, Accounts or other monies deposited from time to time in Deposit Accounts or Securities Accounts (in each case, other than Net Cash Proceeds Accounts) against the Revolving Credit Secured Obligations pursuant to the Revolving Credit Loan Documents.
               “Enforcement Notice” means a written notice delivered, at a time when a Revolving Credit Default or Pari Passu Default has occurred and is continuing, by either (i) any Revolving Credit Agent to each Pari Passu Representative or (ii) the Authorized Pari Passu Collateral Agent to any Revolving Credit Agent and each Pari Passu Representative announcing that an Enforcement Period has commenced, specifying the relevant event of default, stating the current balance of the Revolving Credit Secured Obligations (in the case of a notice sent by a Revolving Credit Agent) or (in the case of a notice sent by the Authorized Pari Passu Collateral Agent) the current balance of the Pari Passu Secured Obligations of the Series of Pari Passu Debt for which it is the Pari Passu Collateral Agent, as applicable, and requesting the current balance owing of the Revolving Credit Secured Obligations and the other Series of Pari Passu Debt (in the case of a notice sent by the Authorized Pari Passu Collateral Agent) or the Pari Passu Secured Obligations (in the case of a notice sent by a Revolving Credit Agent), as applicable.
               “Enforcement Period” means the period of time following the receipt, by either (i) any Revolving Credit Agent of an Enforcement Notice from the Authorized Pari Passu Collateral Agent or (ii) each Pari Passu Representative of an Enforcement Notice from any Revolving Credit Agent until: (a) in the case of an Enforcement Period commenced by the Authorized Pari Passu Collateral Agent, the Discharge of Pari Passu Secured Obligations, (b) in the case of an Enforcement Period commenced by Revolving Credit Agent, the Discharge of Revolving Credit Secured Obligations or (c) the applicable Revolving Credit Agents and each Pari Passu Representative agrees in writing to terminate the Enforcement Period.
               “Equally and Ratably” means, in reference to sharing of Liens or proceeds thereof as between and among holders of Pari Passu Secured Obligations within the same Class and among holders of Subordinated Lien Secured Obligations within the same Class, that, subject to Sections 1.3(a) and (b), as applicable, such Liens or proceeds:
     (1) will be allocated and distributed first to the Authorized Representative for each outstanding Series of Pari Passu Debt or Series of Subordinated Lien Debt within that Class, for the account of the holders of such Series of Pari Passu Debt or Series of Subordinated Lien Debt, as applicable, ratably in proportion to the principal of, and interest and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit (including any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support), if any, outstanding (whether or not drawings have been made on such letters of credit) on, each outstanding Series of Pari Passu Debt or Series of Subordinated Lien Debt, as applicable, within that Class when the allocation or distribution is made; and
     (2) thereafter, will be allocated and distributed (if any remain after payment in full of all of the principal of, and interest and premium (if any) and reimbursement obligations (contingent or otherwise) with respect to letters of credit (including any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support), if any, outstanding (whether or not drawings have been made on such letters of credit) on all outstanding Secured Obligations within that Class) to the Authorized Representative for each outstanding Series of Pari Passu Debt or Series of Subordinated Lien Debt within that Class, for the account of the holders of any remaining Secured Obligations within that Class, ratably in proportion to the aggregate unpaid amount of such remaining Secured Obligations within that Class due and demanded (with written notice to the applicable Authorized Representative) prior to the date such distribution is made.
               “Equipment” means “equipment”, as such term is defined in the UCC, in which such Person now or hereafter has rights.
               “Equity Interests” means, with respect to any Person, any and all shares, interests, participations or other equivalents, including membership interests (however designated, whether voting or nonvoting), of equity of such Person, including, if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of property of, such partnership, whether outstanding on the date hereof or issued thereafter, but excluding debt securities convertible or exchangeable into such equity.
               “General Intangibles” means all present and future “general intangibles” (as defined in Article 9 of the UCC), but excluding “payment intangibles” (as defined in Article 9 of the UCC), Hedging Agreements and Intellectual Property and any rights thereunder.
               “German Pari Passu Non-Accessory Security Documents” means each Security Document governed by German law pursuant to which any Grantor grants any German law non-accessory Lien (nichtakzessorische Sicherheit) to the Term Loan Collateral Agent.

               “German Revolving Credit Non-Accessory Security Documents” means each Security Document governed by German law pursuant to which any Grantor grants any German law non-accessory Lien (nichtakzessorische Sicherheit) to the Revolving Credit Collateral Agent.
               “German Guarantors” means each Subsidiary of Holdings organized in Germany party to the Revolving Credit Loan Documents and the Pari Passu Loan Documents as a Guarantor, and each other Subsidiary of Holdings organized in Germany that is required to become a Guarantor pursuant to the terms to the Revolving Credit Loan Documents and the Pari Passu Loan Documents.
               “Governmental Authority” means the government of Canada, the United States or any other nation, or of any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).
               “Grantors” means each Borrower, each Guarantor and each other Person that has or may from time to time hereafter execute and deliver a Revolving Credit Security Document, a Pari Passu Security Document or a Subordinated Lien Security Document as a “Grantor” or a “Pledgor” (or the equivalent thereof).
               “Guarantor” has the meaning assigned to that term in the preamble to this Agreement.
               “Hedging Agreements” means any swap, cap, collar, forward purchase or similar agreements or arrangements dealing with interest rates, currency exchange rates or commodity prices, either generally or under specific contingencies entered into for the purposes of hedging exposure to interest or exchange rates, loan credit exchanges, security or currency valuations or commodity prices, in each case, not entered into for speculative purposes.
               “Hedging Obligations” means obligations under or with respect to Hedging Agreements.
               “Holdings” means (i) prior to the consummation of the Permitted Holdings Amalgamation (as defined in each of the Revolving Credit Agreement and the Term Loan Agreement), AV Metals Inc., a corporation formed under the Canada Business Corporations Act, and (ii) upon and after the consummation of the Permitted Holdings Amalgamation, Successor Holdings (as defined in the Term Loan Agreement).
               “Impairment” means:
               (a) (i) with respect to any Series of Pari Passu Debt, any determination by a court of competent jurisdiction that (x) any of the Pari Passu Secured Obligations of such Series are unenforceable under applicable law or are subordinated in right of payment or lien priority (other than as expressly provided for in this Agreement) to any other obligations, (y) any of the Pari

Passu Secured Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Pari Passu Debt and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Pari Passu Debt) on a basis ranking prior to the security interest of such Series of Pari Passu Debt but junior to the security interest of any other Series of Pari Passu Debt or (ii) the existence of any Collateral for any other Series of Pari Passu Debt that is not Common Pari Passu Collateral; and
               (b) (i) with respect to any Series of Subordinated Lien Debt, any determination by a court of competent jurisdiction that (x) any of the Subordinated Lien Secured Obligations of such Series are unenforceable under applicable law or are subordinated in right of payment or lien priority (other than as expressly provided for in this Agreement) to any other obligations, (y) any of the Subordinated Lien Secured Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Subordinated Lien Debt and/or (z) any intervening security interest exists securing any other obligations (other than another Series of Subordinated Lien Debt) on a basis ranking prior to the security interest of such Series of Subordinated Lien Debt but junior to the security interest of any other Series of Subordinated Lien Debt or (ii) the existence of any Collateral for any other Series of Subordinated Lien Debt that is not Common Subordinated Lien Collateral.
               “Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the Revolving Credit Agreement or any Pari Passu Loan Document, as applicable.
               “Insolvency or Liquidation Proceeding” means:
               (1) any voluntary or involuntary case or proceeding under Bankruptcy Law with respect to any Grantor;
               (2) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of any Grantor’s respective assets;
               (3) any liquidation, dissolution, reorganization, marshalling of assets or liabilities or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy;
               (4) the appointment of a receiver, trustee, liquidator, administrator, examiner, conservator or other custodian for any Grantor or any part of its property;
               (5) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor;
               (6) any analogous step or procedure under any jurisdiction.
provided that for purposes of Section 5.3 and Article VIII of this Agreement, items described in clauses (1) through (6) above shall constitute an Insolvency or Liquidation Proceeding only if such item constitutes (or would constitute but for the effect of any Bankruptcy Law) a Revolving

Credit Default, a Pari Passu Default or a Subordinated Lien Default (or an event that with notice or passage of time would constitute a Revolving Credit Default, a Pari Passu Default or a Subordinated Lien Default).
               “Instruments” means all present and future “instruments” (as defined in Article 9 of the UCC).
               “Intellectual Property” means, collectively, Patents, Trademarks, Copyrights, Intellectual Property Licenses and Trade Secrets and Other Proprietary Rights.
               “Intellectual Property Licenses” means, collectively, with respect to each Grantor, all license agreements, distribution agreements and covenants not to sue (regardless of whether such agreements and covenants are contained within an agreement that also covers other matters, such as development or consulting) with respect to any Patent, Trademark, Copyright or Trade Secrets and Other Proprietary Rights, whether such Grantor is a licensor or licensee, distributor or distributee under any such agreement, together with any and all (i) amendments, renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements, breaches or violations thereof and (iv) other rights to use, exploit or practice any or all Patents, Trademarks, Copyrights or Trade Secrets and Other Proprietary Rights.
               “Intercompany Notes of Subsidiaries” means all indebtedness owing by any of the Subsidiaries of Holdings to any Grantor, whether or not represented by a note or agreement.
               “Intercreditor Joinder Agreement” means (a) with respect to the provisions of this Agreement relating to the addition of additional Grantors, an agreement substantially in the form of Exhibit A or such other form as is acceptable to each of the other parties thereto, and (b) with respect to the provisions of this Agreement relating to any Additional Secured Debt, an agreement substantially in the form of Exhibit B or such other form as is acceptable to each of the other parties.
               “Inventory” means all present and future “inventory” (as defined in Article 9 of the UCC), and in any event, including all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; the purchaser’s interest in any goods being manufactured pursuant to any contract or other arrangement with a supplier, all goods in transit from suppliers (whether or not evidenced by a document of title); all goods that are otherwise “inventory” (as defined in this definition) in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods that are otherwise “inventory” (as defined in this definition) which are returned to or repossessed by any Grantor, all computer programs embedded in any such goods and all accessions thereto and products thereof (in each case, regardless of whether characterized as inventory under the UCC).

               “Italian Pledge Agreements” means (i) that certain Pledge Agreement Over Shares to be entered into among Novelis Europe Holdings Limited, Novelis Deutschland GmbH, Bank of America, N.A., as collateral agent, and the custodian party thereto relating to the shares of Novelis Italian S.p.A and (ii) that certain pledge agreement over Novelis Italia S.p.A bank account to be entered into among Novelis Italia S.p.A, Bank of America N.A., as collateral agent, and the relevant depository bank.
               “Korea Share Pledge Agreements” means the collective reference to (i) the Share Kun-Pledge Agreement, dated as of December 17, 2010, among 4260848 Canada Inc., 4260856 Canada Inc., the Term Loan Collateral Agent and the Revolving Credit Collateral Agent and (ii) the Share Kun-Pledge Agreement, dated as of December 17, 2010, among Parent Borrower, the Term Loan Collateral Agent and the Revolving Credit Collateral Agent.
               “Letter of Credit” means any present and future “letter of credit” (as defined in Article 5 of the UCC).
               “Letter of Credit Rights” means any “letter-of-credit right” (as defined in Article 9 of the UCC).
               “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, claim, charge, assignment, hypothecation, security interest or encumbrance of any kind or any arrangement to provide priority or preference in respect of such property, including any easement, right-of-way or other encumbrance on title to Real Property, in each of the foregoing cases whether voluntary or imposed by law, and any agreement to give any of the foregoing; (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such property; and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
               “Lien Sharing and Priority Confirmation” means:
               (1) as to any Series of Pari Passu Debt, the written agreement of the holders of such Series of Pari Passu Debt, as set forth in the indenture, credit agreement, note purchase agreement or other agreement governing such Series of Pari Passu Debt, for the benefit of all holders of the Obligations from time to time (including each Agent):
               (a) that all Pari Passu Secured Obligations will be and are secured Equally and Ratably by all Pari Passu Liens at any time granted by any Grantor to secure any Obligations in respect of such Pari Passu Debt, and that all such Pari Passu Liens will be enforceable by the Authorized Pari Passu Collateral Agent for the benefit of all holders of Pari Passu Secured Obligations Equally and Ratably to the extent and subject to the limitations provided for herein;
               (b) that the holders of such Series of Pari Passu Debt are bound by the provisions of this Agreement, including the provisions relating to the ranking of Pari

Passu Liens and the order of application of proceeds from enforcement of Pari Passu Liens; and
               (c) consenting to the terms of this Agreement and the Authorized Pari Passu Collateral Agent’s performance of, and directing the Authorized Pari Passu Collateral Agent to perform, its obligations under this Agreement and the other Pari Passu Security Documents;
               (2) as to any Revolving Credit Secured Obligations, the written agreement of the holders of Revolving Credit Secured Obligations, as set forth in the credit agreement, indenture, note purchase agreement or other agreement governing such Revolving Credit Secured Obligations, for the benefit of all holders of the Obligations from time to time (including each Agent), (a) that the holders of such Revolving Credit Secured Obligations are bound by the provisions of this Agreement, including the provisions relating to the ranking of the Liens securing the Revolving Credit Secured Obligations and the order of application of proceeds from enforcement of Liens securing the Revolving Credit Secured Obligations; and (b) consenting to the terms of this Agreement and the Revolving Credit Collateral Agent’s performance of, and directing such Revolving Credit Collateral Agent to perform, its obligations under this Agreement and the other Revolving Credit Security Documents; and
               (3) as to any Series of Subordinated Lien Debt, the written agreement of the holders of such Series of Subordinated Lien Debt, as set forth in the indenture, credit agreement, note purchase agreement or other agreement governing such Series of Subordinated Lien Debt, for the benefit of all holders of the Obligations from time to time (including each Agent):
               (a) that all Subordinated Lien Secured Obligations will be and are secured Equally and Ratably by all Subordinated Liens at any time granted by any Grantor to secure any Obligations in respect of such Series of Subordinated Lien Debt, and that all such Subordinated Liens will be enforceable by the Authorized Subordinated Lien Collateral Agent for the benefit of all holders of Subordinated Lien Secured Obligations Equally and Ratably to the extent and subject to the limitations provided for herein;
               (b) that the holders of such Series of Subordinated Lien Debt are bound by the provisions of this Agreement, including the provisions relating to the ranking of Subordinated Liens and the order of application of proceeds from the enforcement of Subordinated Liens; and
               (c) consenting to the terms of this Agreement and the Authorized Subordinated Lien Collateral Agent’s performance of, and directing the Authorized Subordinated Lien Collateral Agent to perform, its obligations under this Agreement and the other Subordinated Lien Security Documents;
It being understood that no Lien Sharing and Priority Confirmation shall be required for the credit facility governed by the Term Loan Agreement to constitute Pari Passu Debt or for the credit facility governed by the Original Revolving Credit Agreement to constitute Revolving Credit Secured Obligations.

               “Madeira Assignment of Credits” means the Assignment of Credits Agreement dated December 17, 2010 among Novelis Madeira, Unipessoal, Lda., the Revolving Credit Collateral Agent and the other parties thereto,
               “Modifications” means any amendments, restatements, amendment and restatements, supplements, modifications, waivers, consents, renewals, replacements, increases, decreases, consolidations, severances, substitutions and extensions of any agreement, document or instrument from time to time, whether in whole or in part and pursuant to one or more agreements, documents, instruments or facilities, with the same or different parties, a shorter or longer maturity or in a smaller or greater amount of (or commitments for) Indebtedness. “Modify” and “Modified” shall have meanings correlative thereto.
               “Mortgaged Premises” means any real property which shall now or hereafter be subject to a Pari Passu Mortgage.
               “Net Cash Proceeds Accounts” means any segregated Deposit Accounts or Securities Accounts established by any Borrower or any other Grantor in accordance with the requirements of the Term Loan Agreement and any other Pari Passu Loan Document and which solely contain proceeds of Pari Passu Priority Collateral (and any products of such proceeds), and which have been designated in writing to the Revolving Credit Agents as such within 45 days of the time that the proceeds from any sale of Pari Passu Priority Collateral shall be deposited therein, pending final application of such proceeds (and any products of such proceeds, and interest thereon, in each case, in accordance with the terms of the Term Loan Agreement and any other Pari Passu Loan Document.
               “New York UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in the State of New York.
               “Non-Controlling Secured Parties” means, (i) with respect to any Common Pari Passu Collateral, the Pari Passu Secured Parties which are not Controlling Secured Parties with respect to such Common Pari Passu Collateral and (ii) with respect to any Common Subordinated Lien Collateral, the Subordinated Lien Secured Parties which are not Controlling Secured Parties with respect to such Common Subordinated Lien Collateral.
               “Novelis Acquisitions” has the meaning assigned to that term in the preamble to this Agreement.
               “Novelis Brand” has the meaning assigned to that term in the preamble to this Agreement.
               “Novelis Corporation” has the meaning assigned to that term in the preamble to this Agreement.
               “Novelis Holdings” has the meaning assigned to that term in the preamble to this Agreement.
               “Novelis PAE” has the meaning assigned to that term in the preamble to this Agreement.

               “Novelis South” has the meaning assigned to that term in the preamble to this Agreement.
               “Obligations” means all Revolving Credit Secured Obligations, all Pari Passu Secured Obligations and, if the context requires, all Subordinated Lien Secured Obligations.
               “Original Revolving Credit Agreement” has the meaning assigned to such term in the Recitals to this Agreement.
               “Parent Borrower” has the meaning assigned to that term in the preamble to this Agreement.
               “Pari Passu Collateral Agents” means the Term Loan Collateral Agent and any Additional Pari Passu Collateral Agent.
               “Pari Passu Debt” means:
               (1) the term loans and other Pari Passu Secured Obligations incurred under the Term Loan Agreement (including all Term Loans, Incremental Term Loans and Other Term Loans under, and as defined, therein);
               (2) Hedging Obligations owed to any Secured Hedge Provider which are permitted to be included as Pari Passu Secured Obligations under each Pari Passu Loan Document; and
               (3) additional Indebtedness (including letters of credit and reimbursement obligations with respect thereto) of any Grantor that is secured Equally and Ratably with the Pari Passu Secured Obligations by a Pari Passu Lien that was permitted to be incurred and so secured under the existing Pari Passu Loan Documents, Revolving Credit Loan Documents and Subordinated Lien Documents; provided that, in the case of any additional Indebtedness referred to in this clause (3), that:
               (a) on or before the date on which such additional Indebtedness is incurred by such Grantor, such additional Indebtedness is designated by the Borrower, in an Additional Secured Debt Designation as “Pari Passu Debt” for the purposes of this Agreement, and the other Pari Passu Loan Documents; provided that no Series of Secured Debt may be designated as both Subordinated Lien Debt and Pari Passu Debt and no Series of Secured Debt may be designated as or constitute both Revolving Credit Secured Obligations and Pari Passu Debt;
               (b) the Pari Passu Representative(s) for such Indebtedness execute and deliver an Intercreditor Joinder Agreement in accordance with Section 7.5 hereof;
               (c) such additional Indebtedness is governed by an indenture, a credit agreement, note purchase agreement, collateral trust agreement or other agreement that includes a Lien Sharing and Priority Confirmation; and

               (d) all other requirements set forth in Section 7.5 of this Agreement have been satisfied.
               “Pari Passu Default” means an “Event of Default” (as defined in any Pari Passu Loan Document), which is no longer subject to any applicable cure or notice period and is continuing.
               “Pari Passu DIP Financing” has the meaning assigned to that term in Section 8.1(b).
               “Pari Passu General Intangibles” means all General Intangibles which are not Revolving Credit General Intangibles.
               “Pari Passu Intervening Creditor” has the meaning provided in Section 6.3(a) hereof.
               “Pari Passu Lien” means a Lien granted under a Pari Passu Security Document to a Pari Passu Collateral Agent, at any time, upon any property of any Grantor to secure any Pari Passu Secured Obligations.
               “Pari Passu Loan Documents” means, the Term Loan Agreement, the Pari Passu Mortgages and the other “Loan Documents” (as defined in the Term Loan Agreement) and any additional indenture, credit agreement, note purchase agreement or other agreement pursuant to which any Pari Passu Debt is incurred or issued (other than Hedging Agreements and documents relating thereto and not to any other Pari Passu Debt), the Pari Passu Security Documents and (other than excluded above) each of the other agreements, documents and instruments providing for or evidencing any other Pari Passu Debt, and (other than excluded above) any other document or instrument executed or delivered at any time in connection with any Pari Passu Debt, including any intercreditor agreement, collateral trust agreement or joinder agreement among Pari Passu Secured Parties to the extent such are effective at the relevant time, as each may be Modified or Refinanced from time to time in whole or in part (whether with any Pari Passu Representatives or other agents and lenders or otherwise), in each case in accordance with the provisions of this Agreement.
               “Pari Passu Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on Real Property owned or leased by any Grantor is granted to secure any Pari Passu Secured Obligations.
               “Pari Passu Post-Petition Assets” has the meaning assigned to that term in Section 8.1(a).
               “Pari Passu Priority Collateral” means all now owned or hereafter acquired Collateral other than the Revolving Credit Priority Collateral, including all: (a) Equipment; (b) Real Estate Assets; (c) Intellectual Property; (d) Pari Passu General Intangibles; (e) documents of title related to Equipment; (f) Records, “supporting obligations” (as defined in Article 9 of the UCC), commercial tort claims or other claims and causes of action, in each case, to the extent related primarily to the foregoing; (g) Stock of Subsidiaries and Intercompany Notes of

Subsidiaries; (h) Net Cash Proceeds Accounts; and (i) substitutions, replacements, accessions, products and proceeds (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing.
               “Pari Passu Representative” means:
               (a) the Term Loan Agents, in the case of the term loans and other Pari Passu Secured Obligations incurred under the Term Loan Agreement and (for so long as the Term Loan Agreement is in effect) all Hedging Obligations owed to a Secured Hedge Provider; or
               (b) in the case of any other Series of Pari Passu Debt, the trustee, agent or representative of the holders of such Series of Pari Passu Debt appointed as a representative of such Series of Pari Passu Debt pursuant to the indenture, credit agreement, note purchase agreement, collateral trust agreement or other agreement governing or relating to such Series of Pari Passu Debt, and who has executed an Intercreditor Joinder Agreement.
               “Pari Passu Secured Obligations” means (a) all obligations of the Grantors from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing (and interest that would have accrued but for such proceeding) during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the loans and other Indebtedness under the Term Loan Credit Agreement and the other Pari Passu Loan Documents, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Grantors under the Term Loan Credit Agreement or any other Pari Passu Loan Document in respect of any letter of credit (including any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support), when and as due, including payments in respect of reimbursement obligations with respect to drawings under letter of credit, interest thereon and obligations to provide cash collateral with respect to letters of credit issued under the Pari Passu Loan Documents and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors under the Term Loan Agreement or any other Pari Passu Loan Document, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Grantors under or pursuant to the Term Loan Agreement and the other Pari Passu Loan Document and (c) the due and punctual payment and performance of all obligations the Grantors under each Hedging Agreement entered into by any Grantor with any Secured Hedge Provider. “Pari Passu Secured Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Pari Passu Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.
               “Pari Passu Secured Parties” means the holders of Pari Passu Secured Obligations including, in any event, the Pari Passu Representatives.

               “Pari Passu Security Documents” means the “Security Documents” as defined in the Term Loan Agreement and Modifications thereof and, with respect to any Additional Secured Debt constituting Pari Passu Debt, any security agreement, mortgage, any security trust deed, and each other security document, deed of trust, charge or pledge agreement delivered in accordance with applicable local or foreign law to grant a valid, perfected security interest in any property as Collateral for the applicable Series of Pari Passu Debt, and all UCC, PPSA or other financing statements or financing change statements, control agreements, bailee notification letters, or instruments of perfection required by the applicable Pari Passu Documents or any other such security document, charge or pledge agreement to be filed with respect to the security interests in property and fixtures created pursuant to any security agreement or any mortgage and any other document or instrument utilized to pledge or grant or purport to pledge or grant a security interest or lien on any property as Collateral for the applicable series of Pari Passu Debt; provided “Pari Passu Security Documents” shall not include the Term Loan Agreement or any indenture, credit agreement, note purchase agreement or other agreement governing any Series of Pari Passu Debt.
               “Pari Passu Standstill Period” has the meaning assigned to that term in Section 5.1(a)(1).
               “Patents” means, collectively, all patents, patent applications, certificates of inventions, industrial designs and rights corresponding thereto throughout the world (whether established or registered or recorded in Canada, the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to any of the foregoing, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or other violations thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements or other violations thereof.
               “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
               “Pledged Collateral” has the meaning assigned to that term in Section 7.4(a).
               “Post-Petition Interest” means any interest or entitlement to fees or expenses or other charges that accrues after the commencement of any Insolvency or Liquidation Proceeding (or would accrue but for the commencement of an Insolvency or Liquidation Proceeding), whether or not allowed or allowable in any such Insolvency or Liquidation Proceeding.
               “Principal Jurisdiction” means (i) the United States, Canada, the United Kingdom, Switzerland and Germany, (ii) each other country in which a Restricted Subsidiary is organized in respect of which receivables are included in the borrowing base for purposes of the Revolving Credit Agreement and (iii) any state, province or other political subdivision of the foregoing.

               “Real Estate Assets” means, at any time of determination, any interest (fee, leasehold or otherwise) then owned by any Grantor in any Real Property.
               “Real Property” means, collectively, all right, title and interest (including any freehold, leasehold, mineral or other estate) in and to any and all parcels of or interests in real property owned, leased or operated by any Person, whether by lease, license or other means, together with, in each case, all easements, hereditaments and appurtenances relating thereto, all improvements and appurtenant fixtures, all general intangibles and contract rights and other property and rights incidental to the ownership, lease or operation thereof.
               “Receivables Purchase Agreement” means each of (a) the receivables purchase agreement and any related servicing agreements between Novelis Deutschland GmbH, as seller and collection agent, on the one hand, and Novelis AG, as purchaser, on the other hand, providing, inter alia, for the sale and transfer of Accounts by Novelis Deutschland GmbH to Novelis AG, as each such agreement may be Modified, from time to time in accordance with the terms thereof and (b) any other receivables purchase agreement and related servicing agreements pursuant to which Accounts are sold by a Restricted Subsidiary to a Grantor.
               “Records” means all present and future “records” (as defined in Article 9 of the UCC).
               “Recovery” has the meaning assigned to that term in Section 8.4.
               “Refinance” means, in respect of any Indebtedness, to refinance, defease, repay, replace, restructure, refund or to issue other Indebtedness, in exchange or replacement for, such Indebtedness in whole or in part, whether pursuant to one or more agreements, documents, instruments or facilities, with the same or different parties, a shorter or longer maturity or in a smaller or greater amount of (or commitments for) Indebtedness. “Refinanced” and “Refinancing” shall have meanings correlative thereto.
               “Revolving Commitments” means the “Commitments” (as such term is defined in the Revolving Credit Agreement).
               “Revolving Credit Administrative Agent” means Bank of America, N.A., as administrative agent under the Revolving Credit Agreement (and together with its successors in such capacity), together with any other agent, collateral agent or other representative of lenders or holders of Revolving Credit Secured Obligations that becomes party to this Agreement through the execution and delivery of an Intercreditor Joinder Agreement and complies with the other applicable conditions contained in Section 7.5 and 7.6 of this Agreement upon any Modification or Refinancing of the Revolving Credit Agreement, and any successor representative acting in such capacity.
               “Revolving Credit Agents” means the Revolving Credit Administrative Agent and the Revolving Credit Collateral Agent.
               “Revolving Credit Agreement” means that certain Credit Agreement, dated as of December 17, 2010, by and among the Borrower, as Canadian borrower, Guarantors party thereto from time to time as borrowers or guarantors, the financial institutions party thereto from time to time as lenders, Bank of America, N.A., as administrative agent, collateral agent, U.S. swingline lender, European swingline lender and U.S./European issuing bank, and the other agents and arrangers named therein, as Modified or Refinanced from time to time as permitted under the Secured Debt Loan Documents (provided that each successor or replacement Revolving Credit Agent has executed and delivered an Intercreditor Joinder Agreement and has complied with the other applicable conditions contained in Section 7.5 and 7.6 of this Agreement).
               “Revolving Credit Claimholders” means, at any relevant time, the holders of Revolving Credit Secured Obligations at that time, including, in any event, the Revolving Credit Agents, the lenders under any Revolving Credit Agreement, the agents under the Revolving Credit Loan Documents and Secured Bank Product Providers and any receiver under the Revolving Credit Loan Documents.
               “Revolving Credit Collateral Agent” means Bank of America, N.A., as collateral agent under the Revolving Credit Agreement (and together with its successors in such capacity), together with any other agent, collateral agent, collateral trustee or other representative of lenders or holders of Revolving Credit Secured Obligations that becomes party to this Agreement through the execution and delivery of an Intercreditor Joinder Agreement and complies with the other applicable conditions contained in Section 7.5 and 7.6 of this Agreement upon any Modification or Refinancing of the Revolving Credit Agreement, and any successor representative acting in such capacity.
               “Revolving Credit Default” means an “Event of Default” (as defined in the Revolving Credit Agreement), which is no longer subject to any applicable cure or notice period and is continuing.
               “Revolving Credit DIP Financing” has the meaning assigned to that term in Section 8.1(a).
               “Revolving Credit General Intangibles” means all General Intangibles arising out of the other items of property included within clauses (a), (b), (c), (e) and (f) of the definition of Revolving Credit Priority Collateral, including all contingent rights with respect to warranties on Inventory or Accounts which are not yet “payment intangibles” (as defined in Article 9 of the UCC).
               “Revolving Credit Lenders” means the banks, financial institutions and other entities from time to time party to the Revolving Credit Agreement as lenders.
               “Revolving Credit Lien Post-Petition Assets” has the meaning assigned to that term in Section 8.1(b).
               “Revolving Credit Loan Documents” means the Revolving Credit Agreement, the Revolving Credit Security Documents and the other “Loan Documents” (as defined in the Revolving Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Revolving Credit Secured Obligation, and any other document or instrument executed or delivered at any time in connection with any Revolving Credit Secured Obligations, including any intercreditor or joinder agreement among holders of Revolving Credit Secured Obligations, to the extent such are effective at the relevant time, as each may be Modified or Refinanced from time to time in whole or in part (whether with the Revolving Credit Agents and Revolving Credit Lenders or other agents and lenders or otherwise), in each case in accordance with the provisions of this Agreement.
               “Revolving Credit Priority Collateral” means all now owned or hereafter acquired: (a) Accounts, other than “payment intangibles” (as defined in Article 9 of the UCC) which constitute identifiable proceeds of Pari Passu Priority Collateral, (b) all Inventory or documents of title for any Inventory; (c) Deposit Accounts (other than any Deposit Accounts that are Net Cash Proceeds Accounts), Securities Accounts (other than any Securities Accounts that are Net Cash Proceeds Accounts), Instruments (solely to the extent constituting or evidencing obligations owing (i) for property that has been sold, leased, licensed, assigned or otherwise disposed of or (ii) for services rendered or to be rendered, and excluding Intercompany Notes of Subsidiaries) and Chattel Paper (solely to the extent constituting or evidencing obligations owing (i) for property that has been sold, leased, licensed, assigned or otherwise disposed of or (ii) for services rendered or to be rendered); provided, however, that to the extent Instruments or Chattel Paper that constitute identifiable proceeds of Pari Passu Priority Collateral are deposited or held in any such Bank Accounts or Securities Accounts after an Enforcement Notice, then (as provided in Section 5.5) such Instruments, Chattel Paper or other identifiable proceeds shall be treated as Pari Passu Priority Collateral, as the case may be; (d) Revolving Credit General Intangibles; (e) right, title and interest in and to any Receivables Purchase Agreement; (f) any credit insurance policy maintained with respect to Accounts of any Loan Party; (g) Records, Letters of Credit, Letter of Credit Rights, “supporting obligations” (as defined in Article 9 of the UCC), commercial tort claims or other claims and causes of action, in each case, to the extent related primarily to any of the foregoing; and (h) substitutions, replacements, accessions, products and proceeds (including insurance proceeds, licenses, royalties, income, payments, claims, damages and proceeds of suit) of any or all of the foregoing.
               “Revolving Credit Secured Obligations” means (a) all obligations of the Borrowers and the other Grantors from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing (and interest that would have accrued but for such proceeding) during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on the loans under the Revolving Credit Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrowers and the other Grantors under the Revolving Credit Loan Documents in respect of any letter of credit (including any indemnity, guarantee, exposure transmittal memorandum or similar form of credit support), when and as due, including payments in respect of reimbursement obligations with respect to drawings under letters of credit, interest thereon and obligations to provide cash collateral with respect to letters of credit issued under the Revolving Credit Loan Documents and (iii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers and the other Grantors under the Revolving Credit Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers and the other Grantors under or pursuant to the Revolving Credit Loan Documents and (c) the due and punctual payment and performance of all Secured Bank Product obligations owing to any Secured Bank Product Provider. “Revolving Credit Secured Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Revolving Credit Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.
               “Revolving Credit Security Documents” means the “Security Documents” (as defined in the Revolving Credit Agreement) and any other agreement, document or instrument (other than the Revolving Credit Loan Agreement) pursuant to which a Lien is granted securing any Revolving Credit Secured Obligations or under which rights or remedies with respect to such Liens are governed, provided that “Revolving Credit Security Documents” shall not include the Revolving Credit Agreement.
               “Revolving Credit Standstill Period” has the meaning assigned to that term in Section 5.2(a)(1).
               “Secured Bank Product Provider” means (a) any Revolving Credit Agent or any of its Affiliates and (b) any lender under the Revolving Credit Agreement or Affiliate of a lender under the Revolving Credit Agreement that is providing a Bank Product (or that was a Revolving Credit Agent, a lender under the Revolving Credit Agreement or an Affiliate thereof, at the time an agreement to provide Bank Products by such Person was entered into), provided the provider complies with the requirements of the Revolving Credit Agreement to become a Secured Bank Product Provider.
               “Secured Bank Product Obligations” means Bank Product Debt owing to a Secured Bank Product Provider, up to the maximum amount (in the case of any Secured Bank Product Provider other than any Revolving Credit Agent and its Affiliates) specified by such provider in writing to the Revolving Credit Administrative Agent in accordance with the terms of the Revolving Credit Agreement.
               “Secured Debt Loan Documents” has the meaning assigned to that term in Section 7.5(a).
               “Secured Debt Representative” means each Pari Passu Representative and each Subordinated Lien Representative.
               “Secured Hedge Provider” means, with respect to any Hedging Agreement, a Person that (i) is party to such Hedging Agreement with a Grantor, (ii) either (A) at the time such Hedging Agreement was entered into or as of the date hereof in the case of Hedging Agreements entered into prior to the date hereof which remain in effect on the date hereof, was a lender under the Term Loan Agreement or other applicable Pari Passu Loan Document, a Pari Passu Representative or an arranger, syndication agent, documentation agent or bookrunner under the

Term Loan Agreement or other Pari Passu Document, or an Affiliate of any such lender, a Revolving Credit Agent, Pari Passu Representative, arranger, syndication agent, documentation agent or bookrunner, (B) is a counterparty to a Hedging Agreement with any Grantor entered into after the date hereof if, at or prior to the time such Hedging Agreement is entered into, the Borrower shall designate such person as a “Secured Hedge Provider” in a notice to the Term Loan Agents (or if the Discharge of Term Loan Secured Obligations has occurred, to any other Pari Passu Representative), or (C) is a counterparty to a Hedge Agreement with any Grantor existing on the Closing Date if (1) such Person is listed as a “Secured Hedge Provider” on Schedule 1.01(d) to the Term Loan Agreement, which Person shall become a Secured Hedge Provider on the day following the Closing Date but shall cease to be a Secured Hedge Provider if such Person fails to execute a Secured Hedge Provider Joinder under the Term Loan Agreement on or prior to the ninetieth (90th) day after the Closing Date and (2) such Secured Hedge Provider shared in the collateral granted in connection with the existing term loan facility of the Parent Borrower and Novelis Corporation (and which is further identified on a Schedule to the Term Loan Agreement).
               “Secured Obligations” means the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations.
               “Securities Accounts” means all present and future “securities accounts” (as defined in Article 8 of the UCC), including all cash, funds, “uncertificated securities” and “securities entitlements” (in each case, as defined in Article 8 of the UCC) from time to time held therein or on deposit therein.
               “Security Documents” means the collective reference to the Revolving Credit Security Documents, the Pari Passu Security Documents and the Subordinated Lien Security Documents.
               “Security Transfer Agreement” means the Security Transfer Agreement between Novelis Switzerland SA and the Term Loan Collateral Agent relating to the transfer for security purposes of six mortgage notes,
               “Senior Secured Obligations” has the meaning assigned to such term in Section 2.1(c).
               “Series” means a Series of Pari Passu Debt or a Series of Subordinated Lien Debt, as the context requires.
               “Series of Pari Passu Debt” means, severally, (i) the term loans and other Pari Passu Secured Obligations incurred under the Term Loan Agreement (including all Term Loans, Incremental Term Loans and Other Term Loans under, and as defined, therein), and (ii) any other Indebtedness that constitutes Pari Passu Debt for which a single collateral trustee (or equivalent), whether under a collateral trust agreement or otherwise, acts, or for which an administrative agent, collateral agent, indenture trustee, collateral trustee, registrar or other Person acting in a similar capacity maintains a single list of holders of such Indebtedness.

               “Series of Secured Debt” means each Series of Subordinated Lien Debt and each Series of Pari Passu Debt.
               “Series of Subordinated Lien Debt” means, severally, each issue or series of Subordinated Lien Debt for which a single collateral trustee (or equivalent), whether under a collateral trust agreement or otherwise, acts, or for which a collateral trustee (or equivalent), whether under a collateral trust agreement or otherwise, acts, or for which an administrative agent, collateral agent, indenture trustee, collateral trustee, registrar or other Person acting in a similar capacity maintains a single list of holders of such Indebtedness.
               “Stock of Subsidiaries” means all Equity Interests in Subsidiaries of Holdings and Subsidiaries of Parent Borrower.
               “Subordinated Lien” means a Lien granted under a Subordinated Lien Security Document to a Subordinated Lien Collateral Agent, at any time, upon any Collateral of any Grantor to secure any Subordinated Lien Secured Obligations.
               “Subordinated Lien Collateral Agent” means the collateral agent, collateral trustee or a similar representative for the holders of any Series of Subordinated Lien Debt incurred or issued after the date hereof.
               “Subordinated Lien Debt” means any Indebtedness of any Grantor that is secured on a subordinated basis to the Pari Passu Debt and the Revolving Credit Secured Obligations by a Subordinated Lien that was permitted to be incurred and so secured under the Pari Passu Loan Documents and the Revolving Credit Loan Documents; provided that:
               (1) on or before the date on which such Indebtedness is incurred by such Grantor, such Indebtedness is designated by the Borrower in an Additional Secured Debt Designation as “Subordinated Lien Debt” for the purposes of this Agreement and the other Subordinated Lien Loan Documents; provided that no Series of Secured Debt may be designated as both Subordinated Lien Debt and Pari Passu Debt;
               (2) the Subordinated Lien Representative(s) for such Indebtedness execute and deliver an Intercreditor Joinder in accordance with Section 7.5 hereof;
               (3) such Indebtedness is governed by an indenture, credit agreement, note purchase agreement, collateral trust agreement or other agreement that includes a Lien Sharing and Priority Confirmation; and
               (4) all other requirements set forth in Section 7.5 of this Agreement have been complied with.
               “Subordinated Lien Default” means an “Event of Default” (as defined in any Subordinated Lien Document) which is no longer subject to any applicable cure or notice period.
               “Subordinated Lien Intervening Creditor” has the meaning provided in Section 6.3(b) hereof.

               “Subordinated Lien Loan Documents” means, collectively, any indenture, credit agreement, note purchase agreement or other agreement governing any Series of Subordinated Lien Debt and the Security Documents related thereto (other than any Security Documents that do not secure Subordinated Lien Secured Obligations), and each of the other agreements, documents or instruments providing for or evidencing any other Subordinated Lien Debt, and any other document or instrument executed or delivered at any time in connection with Subordinated Lien Debt, including any intercreditor agreement, collateral trust agreement or joinder agreement among Subordinated Lien Secured Parties to the extent such are effective at the relevant time, as each may be Modified or Refinanced from time to time in whole or in part (whether with any Subordinated Lien Representative or other agents and lenders or otherwise) in each case in accordance with the provisions of this Agreement.
               “Subordinated Lien Representative” means, in the case of any other Series of Subordinated Lien Debt, the trustee, agent or representative of the holders of such Series of Subordinated Lien Debt which is appointed as a representative of such Series of Series of Subordinated Lien Debt pursuant to the indenture, credit agreement, note purchase agreement, collateral trust agreement or other agreement governing or relating to such Series of Series of Subordinated Lien Debt, and who has executed an Intercreditor Joinder Agreement.
               “Subordinated Lien Secured Obligations” means (a) all obligations of the Grantors from time to time arising under or in respect of the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing (and interest that would have accrued but for such proceeding) during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding) on Subordinated Lien Debt, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such proceeding), of the Grantors under any Subordinated Lien Loan Document, and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Grantors under or pursuant to the Subordinated Lien Loan Documents. “Subordinated Lien Secured Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Subordinated Lien Loan Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.
               “Subordinated Lien Secured Parties” means the holders of Subordinated Lien Secured Obligations and including, in any event, the Subordinated Lien Representatives.
               “Subordinated Lien Security Documents” means the “Security Documents” as defined in any other agreement, document or instrument pursuant to which a Lien is granted securing any Subordinated Lien Debt Obligations or under which rights or remedies with respect to such Liens are governed, provided that “Subordinated Lien Security Documents” shall not include any indenture, credit agreement, note purchase agreement or similar agreement governing any Series of Subordinated Lien Debt unless one of the primary purposes thereof is to provide for the granting of Liens in the Collateral.
               “Subsidiary” means, with respect to any Person (the “parent”) at any date, (i) any corporation, limited liability company, association or other business entity of which securities or other ownership interests representing more than 50% of the voting power of all Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors thereof are, as of such date, owned, controlled or held by the parent and/or one or more subsidiaries of the parent, (ii) any partnership (a) the sole general partner or the managing general partner of which is the parent and/or one or more subsidiaries of the parent or (b) the only general partners of which are the parent and/or one or more subsidiaries of the parent and (iii) any other Person that is otherwise Controlled by the parent and/or one or more subsidiaries of the parent. Unless the context requires otherwise “Subsidiary” refers to a Subsidiary of Holdings. Notwithstanding the foregoing, Logan Aluminum Inc. shall not be treated as a Subsidiary hereunder unless it qualifies as a Subsidiary under clause (i) of this definition.
               “Subsidiary Guarantors” has the meaning assigned to that term in the preamble of this Agreement.
               “Subsidiary Stock” means all present and future equity securities of Subsidiaries of Holdings or, after a Qualified Parent IPO (as defined in the Term Loan Agreement), the Parent Borrower.
               “Swiss Borrower” has the meaning assigned to that term in the preamble to this Agreement.
               “Swiss Security Agreement” means the Agreement between Novelis AG and the Revolving Credit Collateral Agent relating to trade receivables, intercompany receivables and bank accounts, the Agreement between Novelis Switzerland SA and the Revolving Credit Collateral Agent relating to trade receivables, intercompany receivables and bank accounts and the Agreement between Novelis Technology AG and the Revolving Credit Collateral Agent relating to trade receivables, intercompany receivables and bank accounts.
               “Swiss Stock and IP Security Agreement” means the Share Pledge Agreement between Novelis Europe Holdings Limited and the Term Loan Collateral Agent relating to the shares of Novelis AG, the Share Pledge Agreement between Novelis AG and the Term Loan Collateral Agent relating to the shares of Novelis Switzerland SA, the Share Pledge Agreement between Novelis AG and the Term Loan Collateral Agent relating to the shares of Novelis Technology AG and the Intellectual Property Pledge Agreement between Novelis Switzerland SA and the Term Loan Collateral Agent.
               “Term Loan Administrative Agent” has the meaning set forth in the preamble.
               “Term Loan Agents” means the Term Loan Administrative Agent and the Term Loan Collateral Agent.

               “Term Loan Agreement” has the meaning assigned to that term in the recitals to this Agreement.
               “Term Loan Collateral Agent” has the meaning set forth in the preamble.
               “Term Loan Secured Obligations” means the “Secured Obligations” as defined in the Term Loan Agreement.
               “Term Loan Secured Parties” means the holders of any Pari Passu Secured Obligations under the Term Loan Agreement and the other “Loan Documents” (as defined therein), the Term Loan Agents and, until a Discharge of Term Loan Secured Obligations has occurred, each Secured Hedge Provider.
               “Trademarks” means, collectively, all trademarks (including service marks and certification marks), slogans, logos, certification marks, trade dress, internet domain names, corporate names and trade names, whether registered or unregistered (whether statutory or common law and whether established or registered in Canada, the United States or any other country or any political subdivision thereof), together with any and all (i) registrations and applications for any of the foregoing, (ii) goodwill connected with the use thereof and symbolized thereby, (iii) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (iv) reissues, continuations, extensions and renewals thereof and amendments thereto, (v) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements, dilutions or other violations thereof, (vi) rights corresponding thereto throughout the world and (vii) rights to sue for past, present and future infringements, dilutions or other violations thereof.
               “Trade Secrets and Other Proprietary Rights” means, collectively, all trade secrets, proprietary information and data and databases, know-how and processes, designs, inventions, technology and software and any other intangible rights to the extent not covered by the definitions of Patents, Trademarks and Copyrights; whether registered or unregistered, whether statutory or common law, and whether established or registered in Canada, the United States or any other country or any political subdivision thereof, together with any and all (i) registrations and applications for the foregoing, (ii) rights and privileges arising under applicable law with respect to the use of any of the foregoing, (iii) reissues, continuations, extensions, renewals and divisions thereof and amendments thereto, (iv) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements or other violations thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present and future infringements and other violations thereof.
               “UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in the State of New York; provided that if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
               “U.K. Borrower” has the meaning assigned to that term in the preamble to this Agreement.
               “U.S. Borrowers” has the meaning assigned to that term in the preamble to this Agreement.
     1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise:
               (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as Modified from time to time;
               (b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;
               (c) any reference to a Subsidiary of a Person shall mean any direct or indirect Subsidiary of such Person;
               (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;
               (e) all references herein to “Sections,” “clauses,” “recitals” and the “preamble” will be to Sections, clauses, recitals and the preamble, respectively, of this Agreement unless otherwise specifically provided and all references to “Exhibits” will be to Exhibits to this Agreement unless otherwise specifically provided;
               (f) any reference to any law or regulation shall refer to such law or regulation as amended, modified or supplemented from time to time;
               (g) all references to terms defined in the New York UCC shall have the meaning ascribed to them therein (unless otherwise specifically defined herein);
               (h) the use in this Agreement of the word “include” or “including,” when following any general statement, term or matter, will not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but will be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter;

               (i) all references to (i) any Pari Passu Collateral Agent or Pari Passu Representative acting on behalf of any other Pari Passu Secured Party shall be limited to such Person acting on behalf of the Pari Passu Secured Parties under the Series of Pari Passu Debt for which such Person serves as an agent, trustee or in a similar capacity and (ii) any Subordinated Lien Collateral Agent or Subordinated Lien Representative acting on behalf of any other Subordinated Lien Secured Party shall be limited to such Person acting on behalf of the Subordinated Secured Parties under the Series of Subordinated Lien Debt for which such Person serves as an agent, trustee or in a similar capacity; and
               (j) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
          This Agreement will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable to this Agreement.
     1.3 Impairment.
               (a) It is the intention of the Pari Passu Secured Parties of each Series of Pari Passu Debt that, solely as between such Series of Pari Passu Debt and any other Series of Pari Passu Debt, the holders of Pari Passu Secured Obligations of such Series (and not the Pari Passu Secured Parties of any other Series) bear the risk of Impairment with respect to any Series of Pari Passu Debt. In the event of any Impairment with respect to any Series of Pari Passu Debt, the results of such Impairment shall be borne solely by the holders of such Series of Pari Passu Debt, and the rights of the holders of such Series of Pari Passu Debt (including, without limitation, the right to receive distributions in respect of such Pari Passu Debt pursuant to Section 6.3(a)) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Pari Passu Debt subject to such Impairment. Additionally, in the event the Pari Passu Secured Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Pari Passu Secured Obligations or the Pari Passu Documents governing such Pari Passu Secured Obligations shall refer to such obligations or such documents as so modified.
               (b) It is the intention of the Subordinated Lien Secured Parties of each Series of Subordinated Lien Debt that, solely as between such Series of Subordinated Lien Debt and any other Series of Subordinated Lien Debt, the holder of Subordinated Lien Secured Obligations of such Series (and not the Subordinated Lien Secured Parties of any other Series) bear the risk of Impairment with respect to any Series of Subordinated Lien Debt. In the event of any Impairment with respect to any Series Subordinated Lien Debt, the results of such Impairment shall be borne solely by the holders of such Series of Subordinated Lien Debt, and the rights of the holders of such Series of Subordinated Lien Debt (including, without limitation, the right to receive distributions in respect of such Subordinated Lien Debt pursuant to Section 6.3(b)) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such Subordinated Lien Debt subject to such Impairment. Additionally, in the event the Subordinated Lien Secured Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Subordinated Lien Secured Obligations or the Subordinated Lien Documents governing such Subordinated Lien Secured Obligations shall refer to such obligations or such documents as so modified.
          This Agreement will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable to this Agreement.
II.	LIEN PRIORITIES BETWEEN REVOLVING CREDIT SECURED OBLIGATIONS, PARI PASSU SECURED OBLIGATIONS AND SUBORDINATED LIEN SECURED OBLIGATIONS.
     2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Revolving Credit Secured Obligations granted on the Collateral, of any Liens securing Pari Passu Secured Obligations granted on the Collateral or of any Liens securing the Subordinated Lien Secured Obligations granted on the Collateral, and notwithstanding any provision of any UCC, the PPSA or any other applicable law or the Revolving Credit Loan Documents, the Pari Passu Loan Documents or the Subordinated Lien Loan Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations, the Subordinated Lien Secured Obligations or any other circumstance whatsoever, each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, each Pari Passu Representative, on behalf of itself and the other Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, hereby agrees that:
               (a) any Liens on the Revolving Credit Priority Collateral securing any Revolving Credit Secured Obligations, whether now or hereafter held by or on behalf of any Revolving Credit Agent or any other Revolving Credit Claimholder or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in right, priority, operation, effect and all other respects to any Liens on the Revolving Credit Priority Collateral securing any Pari Passu Secured Obligations or any Subordinated Lien Secured Obligations;
               (b) any Liens on the Pari Passu Priority Collateral securing any Pari Passu Secured Obligations, whether now or hereafter held by or on behalf of any Pari Passu Collateral Agent, any Pari Passu Secured Party or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in right, priority, operation, effect and all other respects to any Liens on the Pari Passu Priority Collateral which may secure any Revolving Credit Secured Obligations or any Subordinated Lien Secured Obligations;

               (c) any Liens on the Collateral securing any Revolving Credit Secured Obligations and the Liens on the Collateral securing any Pari Passu Secured Obligations (together with the Revolving Credit Secured Obligations, collectively, the “Senior Secured Obligations"), whether now or hereafter held by or on behalf of any Revolving Credit Agent or any other Revolving Credit Claimholder, or any Pari Passu Collateral Agent or any other Pari Passu Secured Party or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in right, priority, operation, effect and all other respects to any Liens on the Collateral securing any Subordinated Loan Secured Obligations; and
               (d) the priority of the Liens among each Series of Pari Passu Secured Obligations and each Series of the Subordinated Lien Secured Obligations are set forth in Article III and Article IV hereof, respectively.
     2.2 Prohibition on Contesting Liens. Each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, each Pari Passu Representative, on behalf of itself and the other Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any Revolving Credit Claimholder, Pari Passu Secured Party or any Subordinated Lien Secured Party in all or any part of the Collateral, as the case may be, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Revolving Credit Agent or any other Revolving Credit Claimholder, any Pari Passu Secured Party or any Subordinated Lien Secured Party to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Sections 2.1, 3.1 and 4.1.
     2.3 No New Liens. So long as the Discharge of Revolving Credit Secured Obligations and the Discharge of Pari Passu Secured Obligations have not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, each Pari Passu Representative, on behalf of itself and the other Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, and each Grantor, agrees that each Grantor shall not, and shall not permit any other Grantor to:
               (a) grant or permit any additional Liens on any asset or property to secure any Pari Passu Secured Obligation unless it has granted or concurrently grants a Lien on such asset or property to secure the Revolving Credit Secured Obligations and each other Series of Pari Passu Secured Obligations (subject to any agreement to the contrary permitted under Section 2.4(b));
               (b) grant or permit any additional Liens on any asset or property to secure any Revolving Credit Secured Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Pari Passu Secured Obligations (subject to any agreement to the contrary permitted under Section 2.4(b)), or

               (c) grant or permit any additional Liens on any asset or property to secure any Subordinated Lien Secured Obligations unless it has granted or concurrently grants a Lien on such asset or property to secure the Revolving Credit Secured Obligations and the Pari Passu Secured Obligations and each other Series of Subordinated Lien Secured Obligations.
To the extent any additional Liens are granted on any asset or property in accordance with this Section 2.3, the priority of such additional Liens as between the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations shall be determined in accordance with Section 2.1. In addition, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available hereunder, each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, each Pari Passu Representative, on behalf of itself and the other Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 6.2.
     2.4 Similar Liens and Agreements. The parties hereto agree that, except as set forth in Section 2.4(b), it is their intention that the Collateral securing the Revolving Credit Secured Obligations and the Collateral securing the Pari Passu Secured Obligations be identical. In furtherance of the foregoing, the parties hereto agree, subject to the other provisions of this Agreement:
               (a) upon request by any Revolving Credit Agent or any Pari Passu Representative, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Revolving Credit Loan Documents and the Pari Passu Loan Documents; and
               (b) that the documents and agreements creating or evidencing the Collateral for the Revolving Credit Secured Obligations and the Pari Passu Secured Obligations shall (subject to any deviations therefrom as may be approved by both the Revolving Credit Agents and the Pari Passu Representatives such approval not to be unreasonably withheld or delayed) be in all material respects substantially the same forms of documents and agreements other than with respect to the nature of the Obligations secured thereunder and, to the extent relevant, the priority of the Liens granted thereunder except (i) to the extent that the creditors who have the direct benefit of such agreements or documents agree that such documents and agreements may grant Liens in less than all the Collateral and/or are less restrictive on the Grantors (or provide fewer rights or remedies to the secured party) than the forms of documents and agreements on the date hereof (and the satisfaction of such requirement will be conclusively established if the Borrower delivers to the Pari Passu Representatives and the Revolving Credit Agents an officers’ certificate certifying that the Borrower has determined in good faith that such Pari Passu Security Documents satisfy the foregoing requirements unless any Pari Passu Representative or any Revolving Credit Agent notifies the Borrower within five Business Days that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees)), (ii) the representations and covenants relating to Revolving Credit Priority Collateral contained in the Revolving Credit Loan Documents may be more restrictive that those contained in the Pari Passu Loan Documents and (iii)

the representations and covenants relating to Pari Passu Secured Obligations contained in the Pari Passu Loan Documents may be more restrictive that those contained in the Revolving Credit Loan Documents.
     2.5 German Real Estate. Any amounts realized by any Pari Passu Collateral Agent, any Pari Passu Secured Parties or Revolving Credit Claimholders with respect to, or allocable to, real property interests (including fixtures and equipment attached thereto) of any German Guarantor following an Enforcement or during an Enforcement Period, shall, notwithstanding anything to the contrary contained herein for purposes of this Agreement, constitute Pari Passu Priority Collateral, and be payable to the Authorized Pari Passu Collateral Agent on behalf of the Pari Passu Secured Parties.
III.	PRIORITIES AND AGREEMENTS OF PARI PASSU SECURED PARTIES WITH RESPECT TO COMMON PARI PASSU COLLATERAL
     3.1 Priority of Claims.
               (a) The Authorized Pari Passu Collateral Agent will distribute proceeds of Collateral received by it among the Pari Passu Secured Parties as provided in Sections 6.1 and 6.3.
               (b) The Pari Passu Secured Parties hereby acknowledge that the Pari Passu Secured Obligations of any Series may, subject to the limitations set forth in the then extant Pari Passu Loan Documents, be Modified or Refinanced from time to time, all without affecting the priorities set forth in Section 6.3(a) or the provisions of this Agreement defining the relative rights of the Pari Passu Secured Parties of any Series.
               (c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Pari Passu Secured Obligations granted on the Common Pari Passu Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, the PPSA or any other applicable law or the Pari Passu Security Documents, but subject to any defect or deficiencies in, or failure to perfect, the Liens securing the Pari Passu Secured Obligations of any Series or other Impairment (and in each case, subject to Section 1.3(a)), each Pari Passu Secured Party hereby agrees that the Liens securing each Series of Pari Passu Secured Obligations on any Common Pari Passu Secured Collateral shall be of equal priority.
     3.2 Actions with Respect to Common Pari Passu Collateral.
               With respect to any Common Pari Passu Collateral, (i) notwithstanding any other provision hereof or of any other Pari Passu Loan Document, only the Authorized Pari Passu Collateral Agent shall act or refrain from acting with respect to the Common Pari Passu Collateral (except that the Authorized Pari Passu Collateral Agent may permit other Pari Passu Representatives to act with respect to the Pari Passu Collateral) and (ii) no other Pari Passu Collateral Agent with respect to Pari Passu Secured Obligations or any other Pari Passu Representative or other Pari Passu Secured Party (other than the Authorized Pari Passu Collateral Agent) shall or shall instruct the Authorized Pari Passu Collateral Agent to commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Common Pari Passu Collateral, whether under any Pari Passu Security Document, applicable law or otherwise (unless the Authorized Pari Passu Collateral Agent otherwise consents to such action), it being agreed that only the Authorized Pari Passu Collateral Agent shall be entitled to take any such actions or exercise any such remedies with respect to Common Pari Passu Collateral (subject to the right of any such Pari Passu Collateral Agent with respect to Pari Passu Secured Obligations, any other Pari Passu Representative or other Pari Passu Secured Party to take limited protective measures with respect to the Liens securing Pari Passu Secured Obligations and to take certain actions that would be permitted to be taken by unsecured creditors). Notwithstanding the equal priority of the Liens securing each Series of Pari Passu Secured Obligations, the Authorized Pari Passu Collateral Agent may deal with the Common Pari Passu Collateral as if such Authorized Pari Passu Collateral Agent had a senior Lien on such Common Pari Passu Collateral. No Pari Passu Authorized Representative or Pari Passu Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Authorized Pari Passu Collateral Agent or the Controlling Secured Parties or any other exercise by the Authorized Pari Passu Collateral Agent or the Controlling Pari Passu Secured Parties of any rights and remedies relating to the Common Pari Passu Collateral, or to cause any other Pari Passu Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any Pari Passu Secured Party or any Pari Passu Representative with respect to any Collateral not constituting Common Collateral.
     3.3 No Interference; Payment Over.
               (a) Each of the Pari Passu Secured Parties and each of the Pari Passu Collateral Agents agrees that (i) it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity or enforceability of any Pari Passu Secured Obligations of any Series or any Pari Passu Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (x) the rights of any of the Pari Passu Collateral Agents or any Pari Passu Representative to enforce this Agreement or (y) the rights of any of the Pari Passu Collateral Agents or any Pari Passu Secured Party to contest, or support any other Person in contesting, the enforceability of any Pari Passu Secured Obligations constituting unmatured interest or the validity of any Lien relating thereto pursuant to Section 502(b)(2) of the Bankruptcy Code, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Common Pari Passu Collateral by the Authorized Pari Passu Collateral Agent, (iii) except as provided in Section 3.2, it shall have no right to (A) direct the Authorized Pari Passu Collateral Agent or any other Pari Passu Secured Party to exercise any right, remedy or power with respect to any Common Pari Passu Collateral or (B) consent to the exercise by the Authorized Pari Passu Collateral Agent or any other Pari Passu Secured Party of any right, remedy or power with respect to any Common Pari Passu Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Authorized Pari

Passu Collateral Agent or any other Pari Passu Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Common Pari Passu Collateral, and none of the Pari Passu Collateral Agents, any Authorized Pari Passu Collateral Agent or any other Pari Passu Secured Party shall be liable for any action taken or omitted to be taken by the Authorized Pari Passu Collateral Agent or other Pari Passu Secured Party with respect to any Common Pari Passu Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Common Pari Passu Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Pari Passu Collateral Agents or any other Pari Passu Secured Party to enforce this Agreement.
               (b) Each Pari Passu Secured Party hereby agrees that if it shall obtain possession of any Common Pari Passu Collateral or shall realize any proceeds or payment in respect of any such Common Pari Passu Collateral, pursuant to any Pari Passu Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies, at any time prior to the Discharge of Pari Passu Secured Obligations, then it shall hold such Common Pari Passu Collateral, proceeds or payment in trust for the other Pari Passu Secured Parties and promptly transfer such Common Pari Passu Collateral, proceeds or payment, as the case may be, to the Authorized Pari Passu Collateral Agent (unless it shall have an obligation, to the extent such Common Pari Passu Collateral constitutes Revolving Loan Priority Collateral, to transfer such Common Pari Passu Collateral to the Revolving Credit Agents under this Agreement, in which case it will hold such proceeds in trust for the Revolving Credit Collateral Agent and transfer such proceeds to the Revolving Credit Collateral Agent as required under Article VI) to be distributed by the Authorized Pari Passu Collateral Agent in accordance with the provisions of Section 6.3(a).
     3.4 Automatic Release of Liens; Amendments to Pari Passu Security Documents.
               (a) If, at any time the Authorized Pari Passu Collateral Agent forecloses upon or otherwise exercises remedies against any Common Pari Passu Collateral, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Pari Passu Collateral Agents for the benefit of each Series of Pari Passu Secured Debt upon such Common Pari Passu Collateral will automatically be released and discharged; provided that any proceeds of any Common Pari Passu Collateral realized therefrom shall be applied pursuant to Article VI.
               (b) Each Pari Passu Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Authorized Pari Passu Collateral Agent to evidence and confirm any release of Common Pari Passu Collateral or amendment to any Pari Passu Security Documents provided for in this Section.
     3.5 Insurance. As between the Pari Passu Secured Parties, the Authorized Pari Passu Collateral Agent shall have the right to adjust or settle any insurance policy or claim covering or constituting Common Pari Passu Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Pari Passu Collateral.
     3.6 Benefit of the Article. Except as expressly provided in this Article III, the provisions of this Article III are solely for the benefit of the Authorized Pari Passu Collateral Agent, the other Pari Passu Representatives and the other Pari Passu Secured Parties, and nothing contained in this Article III shall confer any benefits on any other Person or are to affect the construction of, or be taken into consideration in interpreting, the other provision of this Agreement except that the provisions of Sections 3.3 and 3.4 shall be for the benefit of, and enforceable by, the Revolving Credit Agents to the extent such Sections allocate proceeds of Common Pari Passu Collateral to the Revolving Credit Agents.
IV.	PRIORITIES AND AGREEMENTS WITH RESPECT TO COMMON SUBORDINATED LIEN COLLATERAL
     4.1 Priority of Claims.
               (a) The Authorized Subordinated Lien Collateral Agent will distribute proceeds of Collateral received by it among the Subordinated Lien Secured Parties as provided in Sections 6.1 and 6.3.
               (b) The Subordinated Lien Secured Parties hereby acknowledge that the Subordinated Lien Secured Obligations of any Series may, subject to the limitations set forth in the then extant Subordinated Lien Documents, be Modified or Refinanced from time to time, all without affecting the priorities set forth in Section 6.3(b) or the provisions of this Agreement defining the relative rights of the Subordinated Lien Secured Parties of any Series.
               (c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of Subordinated Lien Secured Obligations granted on the Common Subordinated Lien Collateral, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, the PPSA or any other applicable law or the Subordinated Lien Security Documents, but subject to any defect or deficiencies in, or failure to perfect, the Liens securing the Subordinated Lien Secured Obligations of any Series or other Impairment (and in each case, subject to Section 1.3(b)), each Subordinated Lien Secured Party hereby agrees that the Liens securing each Series of Subordinated Lien Secured Obligations on any Common Subordinated Lien Secured Collateral shall be of equal priority.
     4.2 Actions with Respect to Common Subordinated Lien Collateral.
               (a) With respect to any Common Subordinated Lien Collateral, (i) notwithstanding any other provision of this Agreement or of any other Subordinated Lien Loan Document, only the Authorized Subordinated Lien Collateral Agent shall act or refrain from acting with respect to the Common Subordinated Lien Collateral (except that the Authorized Subordinated Lien Collateral Agent may permit other Subordinated Lien Representatives to act with respect to the Pari Passu Collateral) and (ii) no other Subordinated Lien Collateral Agent with respect to Subordinated Lien Secured Obligations or any other Subordinated Lien Representative or other

Subordinated Lien Secured Party (other than the Authorized Subordinated Lien Collateral Agent) shall or shall instruct the Authorized Subordinated Lien Collateral Agent to, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Common Subordinated Lien Collateral, whether under any Subordinated Lien Security Document, applicable law or otherwise (unless the Authorized Subordinated Lien Collateral Agent otherwise consents to such action), it being agreed that only the Authorized Subordinated Lien Collateral Agent shall be entitled to take any such actions or exercise any such remedies with respect to Common Subordinated Lien Collateral (subject to the right of any such Subordinated Lien Collateral Agent with respect to Subordinated Lien Secured Obligations, any other Subordinated Lien Representative or other Subordinated Lien Secured Party to take limited protective measures with respect to the Liens securing Subordinated Lien Secured Obligations and to take certain actions that would be permitted to be taken by unsecured creditors). Notwithstanding the equal priority of the Liens securing each Series of Subordinated Lien Secured Obligations, the Authorized Subordinated Lien Collateral Agent may deal with the Common Subordinated Lien Collateral as if such Authorized Subordinated Lien Collateral Agent had a senior Lien on such Common Subordinated Lien Collateral. No Subordinated Lien Authorized Representative or Subordinated Lien Secured Party will contest, protest or object to any foreclosure proceeding or action brought by the Authorized Subordinated Lien Collateral Agent or the Controlling Secured Parties or any other exercise by the Authorized Subordinated Lien Collateral Agent or the Controlling Subordinated Lien Secured Parties of any rights and remedies relating to the Common Subordinated Lien Collateral, or to cause any other Subordinated Lien Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any Subordinated Lien Secured Party or any Subordinated Lien Representative with respect to any Collateral not constituting Common Collateral.
     4.3 No Interference; Payment Over.
               (a) Each of the Subordinated Lien Secured Parties and each of the Subordinated Lien Collateral Agents agrees that (i) it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the validity or enforceability of any Subordinated Lien Secured Obligations of any Series or any Subordinated Lien Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (x) the rights of any of the Subordinated Lien Collateral Agents or any Subordinated Lien Representative to enforce this Agreement or (y) the rights of any of the Subordinated Lien Collateral Agents or any Subordinated Lien Secured Party to contest, or support any other Person in contesting, any Subordinated Lien Secured Obligations constituting unmatured interest or the validity of any Lien relating thereto pursuant to Section 502(b)(2) of the Bankruptcy Code, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Common Subordinated Lien Collateral by the Authorized Subordinated Lien Collateral Agent, (iii) except as provided in Section 4.2, it shall have no right to (A) direct the Authorized Subordinated Lien Collateral Agent or any other Subordinated Lien Secured Party to exercise any right, remedy or power with respect to any Common Subordinated Lien Collateral or (B) consent to the exercise by the Authorized Subordinated Lien Collateral Agent or any other Subordinated Lien Secured Party of any right, remedy or power with respect to any Common Subordinated Lien Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Authorized Subordinated Lien Collateral Agent or any other Subordinated Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Common Subordinated Lien Collateral, and none of the Subordinated Lien Collateral Agents, any Authorized Subordinated Lien Collateral Agent or any other Subordinated Lien Secured Party shall be liable for any action taken or omitted to be taken by the Authorized Subordinated Lien Collateral Agent or other Subordinated Lien Secured Party with respect to any Common Subordinated Lien Collateral in accordance with the provisions of this Agreement, (v) it will not seek, and hereby waives any right, to have any Common Subordinated Lien Collateral or any part thereof marshaled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any of the Subordinated Lien Collateral Agents or any other Subordinated Lien Secured Party to enforce this Agreement.
               (b) Each Subordinated Lien Secured Party hereby agrees that if it shall obtain possession of any Common Subordinated Lien Collateral or shall realize any proceeds or payment in respect of any such Common Subordinated Lien Collateral, pursuant to any Subordinated Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies, at any time prior to the Discharge of Subordinated Lien Secured Obligations, then it shall hold such Common Subordinated Lien Collateral, proceeds or payment in trust for the other Subordinated Lien Secured Parties and promptly transfer such Common Subordinated Lien Collateral, proceeds or payment, as the case may be, to the Authorized Subordinated Lien Collateral Agent (unless it shall have an obligation, (i) to the extent such Common Subordinated Lien Collateral constitutes Revolving Loan Priority Collateral, to transfer such Common Subordinated Lien Collateral to the Revolving Credit Agents under this Agreement , in which case it will hold such proceeds in trust for the Revolving Credit Collateral Agent and transfer such proceeds to the Revolving Credit Collateral Agent as required under Article VI or (ii) to the extent such Common Subordinated Lien Collateral constitutes Pari Passu Priority Collateral, to transfer such Common Pari Passu Collateral to the Authorized Pari Passu Collateral Agent under this Agreement, in which case it will hold such proceeds in trust for the Authorized Pari Passu Collateral Agent and transfer such proceeds to the Authorized Pari Passu Collateral Agent as required under Article VI) to be distributed by the Authorized Subordinated Lien Collateral Agent in accordance with the provisions of Section 6.3(b).
     4.4 Automatic Release of Liens; Amendments to Subordinated Lien Security Documents.
               (a) If, at any time the Authorized Subordinated Lien Collateral Agent forecloses upon or otherwise exercises remedies against any Common Subordinated Lien Collateral in compliance with the terms of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the Subordinated Lien Collateral Agents for the benefit of each Series of Subordinated Lien Secured Debt upon such Common Subordinated

Lien Collateral will automatically be released and discharged; provided that any proceeds of any Common Subordinated Lien Collateral realized therefrom shall be applied pursuant to Article VI.
               (b) Each Subordinated Lien Representative agrees to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Authorized Subordinated Lien Collateral Agent to evidence and confirm any release of Common Subordinated Lien Collateral or amendment to any Subordinated Lien Security Documents provided for in this Section.
     4.5 Insurance. As between the Subordinated Lien Secured Parties, the Authorized Subordinated Lien Collateral Agent shall have the right to adjust or settle any insurance policy or claim covering or constituting Common Subordinated Lien Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Common Subordinated Lien Collateral.
     4.6 Benefit of the Article. Except as expressly provided in this Article IV, the provision of the Article IV are solely for the benefit of the Authorized Subordinated Lien Collateral Agent, the other Subordinated Lien Representatives and the other Subordinated Lien Secured Parties, and nothing contained in this Article IV shall confer any benefits on any other Person or are to affect the construction of, or be taken into consideration in interpreting, the other provision of this Agreement except that the provisions of Sections 4.3 and 4.4 shall be for the benefit of, and enforceable by, the Revolving Credit Agents and the Pari Passu Representatives to the extent such Sections allocate proceeds of Common Subordinated Lien Collateral to the Revolving Credit Agents.
V.	ENFORCEMENT
     5.1 Exercise of Remedies — Restrictions on Pari Passu Secured Parties and Subordinated Lien Secured Parties.
               (a) Unless the Pari Passu Representatives, the Subordinated Lien Representatives and the Revolving Credit Agents agree in writing otherwise, until the Discharge of Revolving Credit Secured Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, each Pari Passu Representative, each Subordinated Lien Representative and the other Pari Passu Secured Parties and Subordinated Lien Secured Parties:
               (1) will not seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, or otherwise exercise or seek to exercise any rights or remedies with respect to, any Revolving Credit Priority Collateral (including the exercise of any right of set-off or any right under any Account Agreement (other than Account Agreements with respect to Net Cash Proceeds Accounts), landlord waiver or bailee’s letter or similar agreement or arrangement to which any Pari Passu Collateral Agent or Subordinated Lien Collateral Agent is a party, to the extent relating to Revolving Credit Priority Collateral), or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that:

               (x) the Authorized Pari Passu Collateral Agent may exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which any Pari Passu Representative first declared the existence of a Pari Passu Default and demanded the repayment of all the principal amount of any Pari Passu Secured Obligations; and (ii) the date on which any Revolving Credit Agent received notice from any Pari Passu Representative of such declarations of a Pari Passu Default and of such demand for payment (the “Pari Passu Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall any Authorized Pari Passu Collateral Agent or any other Pari Passu Secured Party exercise any rights or remedies with respect to the Revolving Credit Priority Collateral if, notwithstanding the expiration of the Pari Passu Standstill Period, any of the Revolving Credit Agents or any of the other Revolving Credit Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Revolving Credit Priority Collateral (prompt notice of such exercise to be given to the Authorized Pari Passu Collateral Agent and each Pari Passu Representative); and
               (y) the Authorized Subordinated Lien Collateral Agent may exercise any or all of such rights or remedies against the Collateral after the passage of a period of at least 360 days has elapsed since the later of: (i) the date on which any Subordinated Lien Representative first declared the existence of a Subordinated Lien Default, and demanded the repayment of all the principal amount of the related Subordinated Lien Secured Obligations; and (ii) the date on which each Pari Passu Representative and each Revolving Credit Agent received notice from any Subordinated Lien Representative of such declarations of a Subordinated Lien Default and of such demand for payment (the “Subordinated Lien Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Authorized Subordinated Lien Collateral Agent or any other Subordinated Lien Secured Party exercise any rights or remedies with respect to any of the Collateral if, notwithstanding the expiration of the Subordinated Lien Standstill Period, either (A) any of the Revolving Credit Agents or any of the other Revolving Credit Claimholders or (B) the Authorized Pari Passu Collateral Agent or any other Pari Passu Secured Party shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Subordinated Lien Representatives);
               (2) will not contest, protest or object to any foreclosure proceeding or action brought by any Revolving Credit Agent or any other Revolving Credit Claimholder or any other exercise by any Revolving Credit Agent or any other Revolving Credit Claimholder of any rights and remedies relating to the Revolving Credit Priority Collateral, whether under the Revolving Credit Loan Documents or otherwise; and
               (3) subject to their rights under clause (a)(1) above and except as may be permitted in Section 5.1(c), will not object to the forbearance by any of the Revolving

Credit Agents or any of the other Revolving Credit Claimholders from bringing or pursuing any Enforcement;
provided that, in the case of each of the foregoing clauses (1), (2) and (3) above, the Liens (if any) granted to secure the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations shall attach to any proceeds resulting from actions taken by any Revolving Credit Agent or any other Revolving Credit Claimholder in accordance with this Agreement after giving effect to any application of such proceeds to the Revolving Credit Secured Obligations.
               (b) Until the Discharge of Revolving Credit Secured Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, the Revolving Credit Agents and the other Revolving Credit Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right of the Revolving Credit Agents to credit bid the debt under the Revolving Credit Loan Documents) and, in connection therewith, make determinations regarding the release, disposition, or restrictions with respect to the Revolving Credit Priority Collateral without any consultation with or the consent of any Pari Passu Collateral Agent or any Subordinated Lien Collateral Agent or any Pari Passu Secured Party or any Subordinated Lien Secured Party; provided, however, that the Lien (if any) securing the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations shall remain on the proceeds (other than those properly applied to the Revolving Credit Secured Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Revolving Credit Priority Collateral, the Revolving Credit Agents and the other Revolving Credit Claimholders may enforce the provisions of the Revolving Credit Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Revolving Credit Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC or the PPSA (or any similar or equivalent legislation of any other applicable jurisdiction outside the United States) and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.
               (c) Notwithstanding the foregoing, any Pari Passu Secured Party or any Subordinated Lien Secured Party may:
               (1) file a claim or statement of interest with respect to the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations, as the case may be; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor;
               (2) take any action (not adverse to the priority status of the Liens on the Revolving Credit Priority Collateral securing the Revolving Credit Secured Obligations (giving effect to this Agreement), or the rights of any of the Revolving Credit Agents or any of the other Revolving Credit Claimholders to exercise rights or remedies in respect thereof, it being understood that any objection to a sale of Revolving Credit Priority Collateral by any Grantor that is not objected to by any Revolving Credit Agent, or any objection to any related sale process (including any sale or bidding procedures motion), shall be deemed to be adverse to the priority status of the Liens on the Revolving Credit Priority Collateral) in order to create, perfect, preserve or protect its Lien on any of the Collateral, including, in the case of the Pari Passu Secured Parties, exercising rights solely with respect to Pari Passu Priority Collateral pursuant to rights provided under landlord waivers or bailee’s letters or similar agreements or arrangements;
          (3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Pari Passu Secured Parties or the Subordinated Lien Secured Parties, as the case may be, including any claims secured by the Revolving Credit Priority Collateral, if any, in each case in accordance with the terms of this Agreement;
          (4) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under any Pari Passu Loan Document or Subordinated Lien Loan Document, Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;
          (5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Pari Passu Secured Obligations, the Subordinated Lien Secured Obligations and/or, in the case of the Pari Passu Secured Parties, the Pari Passu Priority Collateral;
          (6) exercise any of its rights or remedies with respect to any of the Revolving Credit Priority Collateral after the termination of the Pari Passu Standstill Period or the Subordinated Lien Standstill Period, as applicable, to the extent permitted by Section 5.1(a)(1); and
          (7) make a cash bid on all or any portion of the Revolving Credit Priority Collateral in any foreclosure proceeding or action.
Each Pari Passu Representative and each Subordinated Lien Representative, on behalf of itself and the other Pari Passu Secured Parties and Subordinated Lien Secured Parties, respectively agrees that it will not (i) take or receive any Revolving Credit Priority Collateral or any proceeds of such Revolving Credit Priority Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any such Revolving Credit Priority Collateral in its capacity as a creditor in violation of this Agreement or (ii) in or in connection with any Insolvency or Liquidation Proceeding, take any action with respect to the Revolving Credit Priority Collateral or the validity or enforceability of any of the Revolving Credit Loan Documents or any of the Revolving Credit Secured Obligations thereunder, including by filing any pleadings or motions or taking any position at any hearing or proceeding of any nature, that in each case (x) violates, or is prohibited by, Article VIII (or, in the absence of an Insolvency or Liquidations Proceeding, otherwise would violate or be prohibited by this Agreement), (y)

asserts any right, benefit or privilege that arises in favor of any Pari Passu Collateral Agent or Subordinated Lien Collateral Agent or any Pari Passu Secured Party or Subordinated Lien Secured Party, in whole or in part, as a result of their interest in the Revolving Credit Priority Collateral or in their respective Liens on the Revolving Credit Priority Collateral (unless the assertion of such right is expressly permitted by this Agreement, it being understood that this clause (y) shall not restrict the right of any Pari Passu Secured Party or Subordinated Lien Secured Party to seek the payment of post-petition interest in any Insolvency or Liquidation Proceeding) or (z) relates in any way to the determination of any Liens or claims held by any Revolving Credit Agent (including the validity and enforceability thereof) or any other Revolving Credit Claimholder or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise. Without limiting the generality of the foregoing, unless and until the Discharge of Revolving Credit Secured Obligations has occurred, except as expressly provided in Sections 5.1(a), 8.3(c)(1) and this Section 5.1(c), the sole right of the Pari Passu Secured Parties and the Subordinated Lien Secured Parties with respect to the Revolving Credit Priority Collateral is to hold a Lien (if any) on such Revolving Credit Priority Collateral pursuant to the respective Pari Passu Loan Documents and Subordinated Lien Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Revolving Credit Secured Obligations has occurred.
               (d) Subject to Sections 5.1(a), 5.1(c) and 8.3(c)(1):
               (1) each Pari Passu Representative, on behalf of itself and the other Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, agrees that it will not take any action that would hinder any exercise of remedies under the Revolving Credit Loan Documents (other than with respect to Pari Passu Priority Collateral) or under the Revolving Credit Loan Documents with respect to the Revolving Credit Priority Collateral or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Revolving Credit Priority Collateral, whether by foreclosure or otherwise;
               (2) each Pari Passu Representative, on behalf of itself and the other Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, hereby waives any and all rights the Pari Passu Secured Parties and Subordinated Lien Secured Parties, as applicable, may at any time have as a junior lien creditor or otherwise to object to the manner in which any Revolving Credit Agent or any other Revolving Credit Claimholders seek to enforce or collect the Revolving Credit Secured Obligations or the Liens securing the Revolving Credit Priority Collateral if such enforcement or collection is undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of any Revolving Credit Agent or any other Revolving Credit Claimholders is adverse to the interest of the Pari Passu Secured Parties on the Subordinated Lien Secured Parties; and
               (3) each Pari Passu Representative and each Subordinated Lien Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Pari Passu Loan Document or Subordinated Loan Document relating to its Series shall be deemed to restrict in any way the rights and remedies of any

Revolving Credit Agent or any other Revolving Credit Claimholder with respect to the enforcement of the Liens on the Revolving Credit Priority Collateral as set forth in this Agreement and the Revolving Credit Loan Documents.
               (e) Except as otherwise specifically set forth in Sections 5.1(a), 5.1(d), 5.5 and Article VIII, the Pari Passu Secured Parties and the Subordinated Lien Secured Parties may exercise rights and remedies as unsecured creditors against any Borrower or any other Grantor that has guaranteed or granted Liens to secure the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations, and the Pari Passu Secured Parties and the Subordinated Lien Secured Parties may exercise rights and remedies with respect to the Collateral, in each case, in accordance with the terms of this Agreement, the Pari Passu Loan Documents or Subordinated Loan Documents, as the case may be, and applicable law; provided, however, that in the event that any Pari Passu Secured Party or any Subordinated Lien Secured Party becomes a judgment Lien creditor in respect of Revolving Credit Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Revolving Credit Priority Collateral) as the other Liens securing the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations are subject to this Agreement.
               (f) Nothing in this Agreement shall prohibit the receipt by any Pari Passu Secured Party or any Subordinated Lien Secured Party of the required payments of interest, principal and other amounts owed in respect of its Pari Passu Secured Obligations or Subordinated Lien Secured Obligations, as the case may be, so long as such receipt is not the direct or indirect result of the exercise or enforcement by any Pari Passu Secured Party or any Subordinated Lien Secured Party, as the case may be, of rights or remedies as a secured creditor in respect of the Revolving Credit Priority Collateral (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects, as between the Grantors on the one hand, and the Pari Passu Secured Parties or Subordinated Lien Secured Parties, on the other hand, any rights or remedies the Pari Passu Secured Parties or Subordinated Lien Secured Parties may have against the Grantors under the Pari Passu Loan Documents or the Subordinated Loan Documents, as the case may be.
     5.2 Exercise of Remedies — Restrictions on Revolving Credit Claimholders and Subordinated Lien Secured Parties.
               (a) Unless the Pari Passu Representatives, the Subordinated Lien Representatives and the Revolving Credit Agents agree in writing otherwise, until the Discharge of Pari Passu Secured Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, the Revolving Credit Agents, the Revolving Credit Claimholders, the Subordinated Lien Representatives and the Subordinated Lien Secured Parties:
               (1) will not seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, or otherwise exercise or seek to exercise any rights or remedies with respect to, any Pari Passu Priority Collateral (including the exercise of any right of set-off or any right under any Account

Agreement with respect to Net Cash Proceeds Accounts, landlord waiver or bailee’s letter or similar agreement or arrangement to which any Revolving Credit Agent or any other Revolving Credit Claimholder is a party, to the extent relating to Pari Passu Priority Collateral), or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that
                    (x) any of the Revolving Credit Agents may exercise the rights provided for in Section 5.3 (with respect to any Access Period) and Section 5.4 and may exercise any or all such rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which any Revolving Credit Agent first declared the existence of any Revolving Credit Default and demanded the repayment of all the principal amount of any Revolving Credit Secured Obligations; and (ii) the date on which each Pari Passu Representative received notice from any Revolving Credit Agent of such declarations of a Revolving Credit Default and of such demand for payment (the “Revolving Credit Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall any Revolving Credit Agent or any other Revolving Credit Claimholder exercise any rights or remedies (other than those under Section 5.3) with respect to the Pari Passu Priority Collateral if, notwithstanding the expiration of the Revolving Credit Standstill Period, any Pari Passu Secured Party shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Pari Passu Priority Collateral (prompt notice of such exercise to be given to the Revolving Credit Agents); and
                    (y) the Authorized Subordinated Lien Collateral Agent may exercise any or all of such rights or remedies against the Collateral after the passage of a period of at least 360 days has elapsed since the later of: (i) the date on which any Subordinated Lien Representative first declared the existence of a Subordinated Lien Default, and demanded the repayment of all the principal amount of the related Subordinated Lien Secured Obligations; and (ii) the date on which each Pari Passu Representative and each Revolving Credit Agent received notice from any Subordinated Lien Representative of such declaration of a Subordinated Lien Default and of such demand for payment (the “Subordinated Lien Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Authorized Subordinated Lien Collateral Agent or any other Subordinated Lien Secured Party exercise any rights or remedies with respect to any of the Collateral if, notwithstanding the expiration of the Subordinated Lien Standstill Period, either (A) the Authorized Pari Passu Collateral Agent or any other Pari Passu Secured Party or (B) the Revolving Credit Collateral Agent or any other Revolving Credit Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Subordinated Lien Representatives);
                    (2) will not contest, protest or object to any foreclosure proceeding or action brought by any Pari Passu Secured Party or any other exercise by any Pari Passu

Secured Party of any rights and remedies relating to the Pari Passu Priority Collateral, whether under the Pari Passu Loan Documents or otherwise; and
               (3) subject to their rights under clause (a)(1) above and except as may be permitted in Section 5.2(c), will not object to the forbearance by the Pari Passu Secured Parties from bringing or pursuing any Enforcement;
provided that in the case of each of the foregoing clauses (1), (2) and (3) above, the Liens (if any) granted to secure the Revolving Credit Secured Obligations and the Subordinated Lien Secured Obligations shall attach to any proceeds resulting from actions taken by any Pari Passu Secured Party in accordance with this Agreement after giving effect to any application of such proceeds to the Pari Passu Secured Obligations.
               (b) Until the Discharge of Pari Passu Secured Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, the Pari Passu Secured Parties shall have the right to enforce rights, exercise remedies (including set-off and the right of the Pari Passu Representatives to credit bid the debt under the related Series of Pari Passu Debt) and make determinations regarding the release, disposition, or restrictions with respect to the Pari Passu Priority Collateral without any consultation with or the consent of any Revolving Credit Agent or any other Revolving Credit Claimholder or any Subordinated Lien Representative or any other Subordinated Lien Secured Party; provided, however, that the Lien (if any) securing the Revolving Credit Secured Obligations and the Subordinated Lien Secured Obligations shall remain on the proceeds (other than those properly applied to the Pari Passu Secured Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Pari Passu Priority Collateral, the Authorized Pari Passu Collateral Agent and the other Pari Passu Secured Parties may enforce the provisions of the Pari Passu Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Pari Passu Priority Collateral upon foreclosure, to incur expenses in connection with such sale or disposition, and to exercise all the rights and remedies of a secured creditor under the UCC or the PPSA (or any similar or equivalent legislation of any other applicable jurisdiction outside the United States) and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.
               (c) Notwithstanding the foregoing, any of the Revolving Credit Secured Parties and the other Subordinated Lien Secured Parties may:
          (1) file a claim or statement of interest with respect to the Revolving Credit Secured Obligations or the Subordinated Lien Secured Obligations, as the case may be, provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor;
          (2) take any action (not adverse to the priority status of the Liens on the Pari Passu Priority Collateral securing the Pari Passu Secured Obligations (giving effect to this Agreement), or the rights of any of the Pari Passu Secured Parties to exercise rights or remedies in respect thereof (it being understood that any objection to a sale of Pari Passu Priority Collateral by any Grantor that is not objected to by any Pari Passu Representative, or any objection to any related sale process (including any sale or bidding procedures motion), shall be deemed to be adverse to the priority status of the Liens on Pari Passu Priority Collateral) in order to create, perfect, preserve or protect its Lien on any of the Collateral, including, in the case of the Revolving Credit Claimholders, exercising rights solely with respect to Revolving Credit Priority Collateral pursuant to rights provided under landlord waivers or bailee’s letters or similar agreements or arrangements;
          (3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Revolving Credit Claimholders or the Subordinated Lien Secured Parties, as the case may be, including any claims secured by the Pari Passu Priority Collateral, if any, in each case in accordance with the terms of this Agreement;
          (4) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under any Revolving Credit Loan Document, any Subordinated Lien Loan Document, Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, in each case not inconsistent with the terms of this Agreement;
          (5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Revolving Credit Secured Obligations, the Subordinated Lien Secured Obligations and/or in the case of the Revolving Credit Secured Parties, the Revolving Credit Priority Collateral;
          (6) exercise any of its rights or remedies with respect to any of the Collateral after the termination of the Revolving Credit Standstill Period or the Subordinated Lien Standstill Period, as applicable, to the extent permitted by Section 5.2(a)(1); and
          (7) make a cash bid on all or any portion of the Pari Passu Priority Collateral in any foreclosure proceeding or action.
Each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, agrees that it will not (i) take or receive any Pari Passu Priority Collateral or any proceeds of such Pari Passu Priority Collateral in connection with the exercise of any right or remedy (including set-off) with respect to any such Pari Passu Priority Collateral in its capacity as a creditor in violation of this Agreement or (ii) in or in connection with any Insolvency or Liquidation Proceeding, take any action with respect to the Pari Passu Priority Collateral or the validity or enforceability of any of the Pari Passu Loan Documents or any of the Pari Passu Secured Obligations thereunder, including by filing any pleadings or motions or taking any position at any hearing or proceeding of any nature, that in each case (x) violates, or is prohibited by, Article VIII (or, in the absence of an Insolvency or Liquidations Proceeding, otherwise would violate or be prohibited by this Agreement), (y) asserts any right, benefit or privilege that arises in favor of the Revolving Credit Agents, any Revolving Credit Claimholder, any Subordinated Lien Representative or any Subordinated Lien Secured Party, in whole or in part, as a result of their interest in the Pari Passu Priority Collateral or in their respective Liens on the Pari Passu Priority Collateral (unless the assertion of such right is expressly permitted by this Agreement, it being understood that this clause (y) shall not restrict the right of any Pari Passu Secured Party or Subordinated Lien Secured Party to seek the payment of post-petition interest in any Insolvency or Liquidation Proceeding) or (z) relates in any way to the determination of any Liens or claims held by the Pari Passu Representative or any other Pari Passu Secured Party (including the validity and enforceability thereof) or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise. Without limiting the generality of the foregoing, unless and until the Discharge of Pari Passu Secured Obligations has occurred, except as expressly provided in Sections 5.2(a), 5.3, 8.3(c)(2) and this Section 5.2(c), the sole right of the Revolving Credit Agents, the other Revolving Credit Claimholders, the Subordinated Lien Representatives and the other Subordinated Lien Secured Parties with respect to the Pari Passu Priority Collateral is to hold a Lien (if any) on such Pari Passu Priority Collateral pursuant to the respective Revolving Credit Loan Documents and Subordinated Lien Loan Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Pari Passu Secured Obligations has occurred.
               (d) Subject to Sections 5.2(a), 5.2(c), 5.3 and 8.3(c)(2):
          (1) each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, agrees that it will not take any action that would hinder any exercise of remedies under the Pari Passu Loan Documents (other than, in the case of the Revolving Credit Claimholders, with respect to Revolving Credit Priority Collateral) or under the Pari Passu Loan Documents with respect to the Pari Passu Priority Collateral or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Pari Passu Priority Collateral, whether by foreclosure or otherwise;
          (2) each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, hereby waives any and all rights such Revolving Credit Agent, the respective other Revolving Credit Claimholders, the Subordinated Lien Representatives, and the respective Subordinated Lien Secured Parties, as applicable, may at any time have as a junior lien creditor or otherwise to object to the manner in which any Pari Passu Secured Party seeks to enforce or collect the Pari Passu Secured Obligations or the Liens securing the Pari Passu Priority Collateral if such enforcement or collection is undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of any Pari Passu Secured Party is adverse to the interest of the Revolving Credit Claimholders or the Subordinated Lien Secured Parties; and
          (3) each Revolving Credit Agent and Subordinated Lien Representative hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Revolving Credit Loan Document or Subordinated Lien Loan Document relating to its Series shall be deemed to restrict in any way the rights and remedies of any Pari Passu Secured Party with respect to the enforcement of its Liens on the Pari Passu Priority Collateral as set forth in this Agreement and the Pari Passu Loan Documents.
               (e) Except as otherwise specifically set forth in Sections 5.2(a), 5.2(d) and 5.5 and Article VIII, the Revolving Credit Agents, the other Revolving Credit Claimholders, the Subordinated Lien Representatives, and the other Subordinated Lien Secured Parties, may exercise rights and remedies as unsecured creditors against any Borrower or any other Grantor that has guaranteed or granted Liens to secure the Revolving Credit Secured Obligations and the Subordinated Lien Secured Obligations, respectively and the Revolving Credit Agents, the other Revolving Credit Claimholders, the Subordinated Lien Representatives, and the other Subordinated Lien Secured Parties, may exercise rights and remedies with respect to the Collateral, in each case, in accordance with the terms of this Agreement, the Revolving Credit Loan Documents or the Subordinated Loan Documents (as the case may be) and applicable law; provided, however, that in the event that any Revolving Credit Agent, any other Revolving Credit Claimholder, any Subordinated Lien Representative or any other Subordinated Lien Secured Party, becomes a judgment Lien creditor in respect of Pari Passu Priority Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Revolving Credit Secured Obligations or the Subordinated Lien Secured Obligations, as the case may be, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Pari Passu Priority Collateral) as the other Liens securing the Revolving Credit Secured Obligations or the Subordinated Lien Secured Obligations, as the case may be, are subject to this Agreement.
          (f) Nothing in this Agreement shall prohibit the receipt by any Revolving Credit Agent, any other Revolving Credit Claimholder, any Subordinated Lien Representative or any other Subordinated Lien Secured Party, of the required payments of interest, principal and other amounts owed in respect of the Revolving Credit Secured Obligations or the Subordinated Lien Secured Obligations, as the case may be, so long as such receipt is not the direct or indirect result of the exercise by any Revolving Credit Agent, any other Revolving Credit Claimholder, any Subordinated Lien Representative, or any other Subordinated Lien Secured Party of rights or remedies as a secured creditor in respect of the Pari Passu Priority Collateral (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them. Nothing in this Agreement impairs or otherwise adversely affects, as between the Grantors, on the one hand, and the Revolving Credit Claimholders and Subordinated Lien Secured Parties, on the other hand, any rights or remedies the Revolving Credit Claimholders and Subordinated Lien Secured Parties may have against the Grantors under the Revolving Credit Loan Documents and the Subordinated Lien Loan Documents, as the case may be.
          5.3 Exercise of Remedies — Collateral Access Rights.
               (a) The Revolving Credit Agents and Pari Passu Representatives agree not to commence Enforcement until the earlier of (i) the date on which an Enforcement Notice has been given to each Pari Passu Representative by any Revolving Credit Agent or to any Revolving Credit Agent by the Authorized Pari Passu Collateral Agent, as the case may be, and (ii) the date on which any Insolvency or Liquidation Proceeding is commenced by or against any Grantor. Subject to the provisions of Sections 5.1 and 5.2 above, any of the Revolving Credit Agents, any of the Pari Passu Secured Parties and any of the Subordinated Lien Secured Parties may, to the extent permitted by applicable law, join in any judicial proceedings commenced by the other Person to enforce Liens on the Collateral, provided that no such Revolving Credit Claimholder, Pari Passu Secured Party or Subordinated Lien Secured Party shall interfere with the Enforcement actions of the other with respect to Collateral in which such party or its agent or representative has the benefit of the priority Lien in accordance herewith.
               (b) If any of the Pari Passu Secured Parties or Subordinated Lien Secured Parties or any of their respective agents or representatives, or any third party pursuant to any Enforcement undertaken by any Pari Passu Secured Parties or Subordinated Lien Secured Parties, as applicable, or any receiver, shall obtain possession or physical control of any of the Mortgaged Premises, the Authorized Pari Passu Collateral Agent or Authorized Subordinated Lien Collateral Agent shall promptly notify the Revolving Credit Agents of that fact and the Revolving Credit Agents shall, within 10 Business Days thereafter, notify the Authorized Pari Passu Collateral Agent or the Authorized Subordinated Lien Collateral Agent, as the case may be, and, if applicable, any such third party (at such address to be provided by the Authorized Pari Passu Collateral Agent or Authorized Subordinated Lien Collateral Agent, as applicable, in connection with the applicable Enforcement), as to whether the Revolving Credit Agents desire to exercise access rights under this Agreement, at which time the parties shall confer in good faith to coordinate with respect to the Revolving Credit Agents’ exercise of such access rights. Access rights may apply to differing parcels of Mortgaged Premises at differing times (i.e., the Revolving Credit Agents may obtain possession of one plant at a different time than it obtains possession of other properties), in which case, a differing Access Period may apply to each such property.
               (c) Upon delivery of notice to the Authorized Pari Passu Collateral Agent and Authorized Subordinated Lien Collateral Agent, as the case may be, as provided in Section 5.3(b), the Access Period shall commence for the subject parcel of Mortgaged Premises. During the Access Period, the Revolving Credit Agents and their respective agents, representatives and designees shall have a non-exclusive right to have access to, and a rent free right to use, Pari Passu Priority Collateral for the purpose of arranging for and effecting the sale or disposition of Revolving Credit Priority Collateral, including the production, completion, packaging and other preparation of such Revolving Credit Priority Collateral for sale or disposition. During any such Access Period, the Revolving Credit Agents and their respective agents, representatives and designees, may continue to operate, service, maintain, process and sell the Revolving Credit Priority Collateral, as well as to engage in bulk sales of Revolving Credit Priority Collateral. Each Revolving Credit Agent shall take proper care of any Pari Passu Priority Collateral that is used by it during the Access Period and repair and replace any damage (ordinary wear-and-tear excepted) caused by it or its agents, representatives or designees and comply with all applicable laws in connection with its use or occupancy of the Pari Passu Priority Collateral. The Revolving Credit Agents and the other Revolving Credit Claimholders shall indemnify and hold harmless the Pari Passu Secured Parties and the Subordinated Lien Secured Parties for any injury or damage to Persons or property caused by the acts or omissions of Persons under the control of, or retained by, any of the Revolving Credit Agents or any other Revolving Credit Claimholders. The Revolving Credit Agents, the Pari Passu Representatives and the Subordinated Lien Representatives shall cooperate and use reasonable efforts to ensure that their activities during the Access Period as described above do not interfere materially with the activities of the other as described above, including the right of the Authorized Pari Passu Collateral Agent to commence foreclosure of the Pari Passu Mortgages or to show the Pari Passu Priority Collateral to prospective purchasers and to ready the Pari Passu Priority Collateral for sale.
               (d) If any order or injunction is issued or stay is granted or otherwise comes into force which prohibits the Revolving Credit Agents from exercising any of their rights hereunder, then at the Revolving Credit Agents’ option, the Access Period granted under this Section 5.3 shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining as required under this Section 5.3. If the Authorized Pari Passu Collateral Agent shall foreclose or otherwise sell any of the Pari Passu Priority Collateral, such Person will notify the buyer thereof of the existence of this Agreement and that the buyer is acquiring such Pari Passu Priority Collateral subject to the terms of this Agreement.
               (e) The Grantors hereby agree with the Authorized Pari Passu Collateral Agent and any Authorized Subordinated Lien Collateral Agent that the Revolving Credit Agents shall have access, during the Access Period, as described herein and each such Grantor that owns any of the Mortgaged Premises grants a non-exclusive easement in gross over its property to permit the uses by Revolving Credit Agents, contemplated by this Section 5.3. Each Pari Passu Representative consents to such easement.
     5.4 Exercise of Remedies — Intellectual Property Rights/Access to Information/Use of Equipment.
               (a) Each Pari Passu Representative and each Subordinated Lien Representative hereby grants (to the full extent of its rights and interests) to each Revolving Credit Agent and its agents, representatives and designees a royalty free, rent free license and lease to use all of the Pari Passu Priority Collateral (exclusive of Intellectual Property but including any computer or other data processing Equipment), to collect all Accounts or amounts owing under Instruments or Chattel Paper, to copy, use or preserve any and all information relating to any of the Collateral, and to complete the manufacture, packaging and sale of Inventory; provided, however, that the royalty free, rent free license and lease granted in clause (a) with respect to Equipment shall immediately expire upon the sale, lease, transfer or other disposition of such Equipment; provided, further, that the Authorized Pari Passu Collateral Agent shall provide the Revolving Credit Agent with at least ten (10) days’ notice prior to such sale, lease, transfer or disposition.
               (b) Each Pari Passu Representative and each Subordinated Lien Representative hereby grants (to the full extent of its rights and interests) each Revolving Credit Agent and its agents, representatives and designees, solely during the Enforcement Period, (i) a nonexclusive, royalty free, worldwide license or sublicense (subject to the terms of the underlying license) (which will be binding on any successor or assignee of the Intellectual Property) to use all of the Pari Passu Priority Collateral constituting Intellectual Property solely to the extent necessary to collect all Accounts or amounts owing under Instruments or Chattel Paper and to complete the manufacture, packaging and sale of Inventory and (ii) a nonexclusive, royalty free, worldwide license or sublicense (subject to the terms of the underlying license) (which will be binding on any successor or assignee of the Intellectual Property) to use any and all Pari Passu Priority Collateral constituting Intellectual Property in connection with its Enforcement; provided, however, that each Revolving

Credit Agent, during the term of the above licenses, shall use any Trademarks of such licensed Intellectual Property solely in connection with (x) goods or services which the Revolving Credit Agents in good faith reasonably believe to be in all material respects of at least the same level of quality offered by, and in a manner in which the Revolving Credit Agents in good faith reasonably believe to be in all material respects consistent with the practices of, the relevant Grantors as of the date of the Enforcement Notice or (y) the disposition of damaged, obsolete or second-quality goods which dispositions the Revolving Credit Agents in good faith reasonably believe will not materially diminish the distinctiveness and quality characteristics associated with such Intellectual Property or the validity thereof (it being understood and agreed that each Revolving Credit Agent and its agents, representatives and designees shall comply in all material respects with all laws pertaining to its use of Intellectual Property described hereunder, including notice requirements).
     5.5 Exercise of Remedies — Set Off and Tracing of and Priorities in Proceeds. Each Pari Passu Representative, for itself and on behalf of the other Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, acknowledges and agrees that, to the extent any such Person exercises its rights of set-off against any Grantors’ Deposit Accounts, Securities Accounts or other assets, the amount of such set-off shall be deemed to be the Revolving Credit Priority Collateral to be held and distributed pursuant to Section 6.1; provided that the foregoing shall not apply to any set-off by any such Person against any Pari Passu Priority Collateral (including proceeds thereof and amounts in any Net Cash Proceeds Accounts) to the extent applied to payment of the Pari Passu Secured Obligations. Each Pari Passu Representative, for itself and on behalf of the other Pari Passu Secured Parties and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, agrees that prior to an issuance of an Enforcement Notice all funds deposited under Account Agreements (excluding funds in Net Cash Proceeds Accounts) and then applied to the Revolving Credit Secured Obligations shall be treated as Revolving Credit Priority Collateral and, unless any Revolving Credit Agent has actual knowledge to the contrary, any claim that payments made to any Revolving Credit Agent through the bank accounts that are subject to Account Agreements (other than Account Agreements with respect to Net Cash Proceeds Accounts) are proceeds of or otherwise constitute Pari Passu Priority Collateral, are waived. Prior to an issuance of an Enforcement Notice, any proceeds of Collateral, whether or not deposited under Account Agreements, which are used by any Grantor to acquire other property (excluding property held pursuant to an Account Agreement) that is Collateral shall not (as among the Pari Passu Secured Parties and the Revolving Credit Claimholders) be treated as proceeds of Collateral for purposes of determining the relative priorities in the Collateral which was so acquired. After an issuance of an Enforcement Notice, the Pari Passu Secured Parties and the Revolving Credit Claimholders shall cooperate in good faith to identify the proceeds of the Revolving Credit Priority Collateral and the Pari Passu Priority Collateral, as the case may be (it being agreed that after an issuance of an Enforcement Notice, unless any Revolving Credit Agent has actual knowledge to the contrary, all funds deposited under Account Agreements (other than funds deposited in Net Cash Proceeds Accounts) and then applied to the Revolving Credit Secured Obligations shall be presumed to be Revolving Credit Priority Collateral (a presumption that can be rebutted by the Pari Passu Secured Parties); provided, however, that no Pari Passu Secured Party, Revolving Credit Claimholder or Subordinated Lien Secured Party shall be liable or in any way responsible for any claims or damages from conversion of the Revolving Credit Priority Collateral or Pari Passu

Priority Collateral, as the case may be (it being understood and agreed that (i) the only obligation of any Revolving Credit Agent or other Revolving Credit Claimholder is to pay over to the Authorized Pari Passu Collateral Agent or the Authorized Subordinated Lien Collateral Agent, as the case may be, in the same form as received, with any necessary endorsements, all proceeds that such Revolving Credit Agent or other Revolving Credit Claimholder received that have been identified as proceeds of the Pari Passu Priority Collateral and, until such time, such proceeds will be held in trust for the Pari Passu Secured Parties or the Subordinated Lien Secured parties, as the case may be, (ii) the only obligation of any Pari Passu Secured Party is to pay over to the Revolving Credit Agents or the Authorized Subordinated Lien Collateral Agent, as the case may be, in the same form as received, with any necessary endorsements, all proceeds that such Pari Passu Secured Party received that have been identified as proceeds of the Revolving Credit Priority Collateral and (iii) the only obligation of any Subordinated Lien Secured Party is to pay over to the Revolving Credit Agents or the Authorized Pari Passu Collateral Agent, as the case may be, in the same form as received, with any necessary endorsements, all proceeds that such Subordinated Lien Secured Party received that have been identified as proceeds of the Revolving Credit Priority Collateral or the Pari Passu Priority Collateral, as the case may be, and, in each case in (i), (ii) and (iii), after both the Discharge of the Revolving Credit Secured Obligations has occurred and the Discharge of Pari Passu Secured Obligations has occurred, then as provided in Section 6.1(d)). Any Revolving Credit Agent, the Authorized Pari Passu Collateral Agent or the Subordinated Lien Collateral Agent, as the case may be, may request from the other an accounting of the identification of the proceeds of Collateral (and the Revolving Credit Agents, the Authorized Pari Passu Collateral Agent or the Subordinated Lien Collateral Agent, as the case may be, upon which such request is made shall deliver such accounting reasonably promptly after such request is made) and, until such time, such proceeds will be held in trust for the Revolving Credit Agents, the Authorized Pari Passu Collateral Agent or the Subordinated Lien Collateral Agent, as applicable.
     VI. PAYMENTS.
          6.1 Application of Proceeds.
          (a) So long as the Discharge of Revolving Credit Secured Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, all Revolving Credit Priority Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Revolving Credit Priority Collateral upon the exercise of remedies by (x) any of the Revolving Credit Agents or any other Revolving Credit Claimholders, shall be applied by the Revolving Credit Agents to the Revolving Credit Secured Obligations in such order as specified in the relevant Revolving Credit Loan Documents or (y) any of the Pari Passu Representatives, the other Pari Passu Secured Parties, the Subordinated Lien Representatives or the other Subordinated Lien Secured Parties shall be segregated and held in trust for and on behalf of and forthwith paid over to the Revolving Credit Agents for the benefit of the Revolving Credit Claimholders in the same form as received, with any necessary endorsements. Upon the Discharge of Revolving Credit Secured Obligations, the Revolving Credit Agents shall deliver to the Authorized Pari Passu Collateral Agent any Collateral and proceeds of Collateral held by any Revolving Credit Agents in the same form as received, with any necessary endorsements, to be applied by the Authorized Pari Passu Collateral Agent in such order as specified in Section 6.3(a)

(subject to the terms of any Pari Passu Loan Documents which may provide for other allocations, with respect to the proportionate share of Collateral applicable to such Series), then pursuant to Section 6.1(d) or as a court of competent jurisdiction may otherwise direct.
          (b) So long as the Discharge of Pari Passu Secured Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, all Pari Passu Priority Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Pari Passu Priority Collateral upon the exercise of remedies by (x) the Authorized Pari Passu Collateral Agent or any of the Pari Passu Secured Parties, shall be applied by the Authorized Pari Passu Collateral Agent to the Pari Passu Secured Obligations in such order as specified in Section 6.3(a) (subject to the terms of any Pari Passu Loan Documents which may provide for other allocations, with respect to the proportionate share of Collateral applicable to such Series), or (y) any of the Revolving Credit Agents, the other Revolving Credit Claimholders, the Subordinated Lien Representatives or the other Subordinated Lien Secured Parties in accordance with this Agreement shall be segregated and held in trust for and on behalf of and forthwith paid over to the Authorized Pari Passu Collateral Agent for the benefit of the Pari Passu Secured Parties in the same form as received, with any necessary endorsements. Upon the Discharge of Pari Passu Secured Obligations, the Authorized Pari Passu Collateral Agent shall deliver to the Revolving Credit Agents any Collateral and proceeds of Collateral held by the Authorized Pari Passu Collateral Agent in the same form as received, with any necessary endorsements to be applied by the Revolving Credit Agents in such order as specified in the relevant Revolving Credit Loan Documents, then pursuant to Section 6.1(d) or as a court of competent jurisdiction may otherwise direct.
          (c) Any amounts realized by the Revolving Credit Claimholders from real property interests of German Subsidiaries as provided in Section 2.5 shall be held in trust for and on behalf of and forthwith paid over to the Authorized Pari Passu Collateral Agent in the same form as received, with any necessary endorsements.
          (d) Upon the Discharge of Pari Passu Secured Obligations and the Discharge of Revolving Credit Secured Obligations, proceeds of Collateral held by the Authorized Pari Passu Collateral Agent or the Revolving Credit Agents shall be (i) delivered to the Authorized Subordinated Lien Collateral Agent to the extent that the Authorized Subordinated Lien Collateral Agent has notified such Person in writing that (x) Subordinated Lien Secured Obligations are then due and payable or (y) the Subordinated Lien Loan Documents require that such proceeds be delivered to the Authorized Subordinated Lien Collateral Agent. If the Authorized Pari Passu Collateral Agent or the Revolving Credit Agents, as the case may be, have not received such notice from the Authorized Subordinated Lien Collateral Agent, such proceeds shall be turned over to the relevant Grantor or as a court of competent jurisdiction may otherwise direct.
     6.2 Payments Over in Violation of Agreement. Unless and until both the Discharge of Revolving Credit Secured Obligations and the Discharge of Pari Passu Secured Obligations have occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Borrower or any other Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by any Revolving Credit Agent, the Authorized Pari Passu Collateral Agent, the Authorized Subordinated Lien Collateral Agent or any other Claimholder in connection with the exercise of any right or remedy (including set-off) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust for and on behalf of and forthwith paid over to the Revolving Credit Agents or the Authorized Pari Passu Collateral Agent, as appropriate, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each of the Revolving Credit Agents is hereby authorized to make any such endorsements as agent for the Authorized Pari Passu Collateral Agent and the Authorized Subordinated Lien Collateral Agent, and the Authorized Pari Passu Collateral Agent is hereby authorized to make any such endorsements as agent for the Revolving Credit Agents and the Authorized Subordinated Lien Collateral Agent. Each of the foregoing authorizations is coupled with an interest and is irrevocable until both the Discharge of Revolving Credit Secured Obligations and Discharge of Pari Passu Secured Obligations have occurred.
     6.3 Application of Pari Passu Payments Among Pari Passu Secured Parties; Application of Subordinated Lien Payments Among Subordinated Lien Secured Parties.
               (a) Anything contained herein or in any of the Pari Passu Loan Documents to the contrary notwithstanding (but subject to Section 1.3(a) of this Agreement), if a Pari Passu Event of Default has occurred and is continuing, and the Authorized Pari Passu Collateral Agent is taking action to enforce rights in respect of any Common Pari Passu Collateral, or the Authorized Pari Passu Collateral Agent receives any proceeds of any Common Pari Passu Collateral from any Revolving Credit Claimholder or any Subordinated Lien Secured Party, or any distribution is made in respect of any Common Pari Passu Collateral in any Insolvency or Liquidation Proceeding of any Grantor, or any Pari Passu Secured Party receives any payment with respect to any Common Pari Passu Collateral, in each case to the extent the Pari Passu Secured Parties are entitled to retain such proceeds, distribution or payment under the terms of this Agreement, then the proceeds of any sale, collection or other liquidation of any such Collateral by any Pari Passu Secured Party or received by any Pari Passu Secured Party with respect to such Common Pari Passu Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the Pari Passu Secured Obligations are entitled under any agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as “Pari Passu Collateral Proceeds”), shall be applied as follows:
          FIRST, to the payment of all reasonable costs and expenses incurred by the Pari Passu Collateral Agents or any other Pari Passu Representative in connection with such collection or sale or otherwise in connection with this Agreement, or any other Pari Passu Security Document or any of the Pari Passu Secured Obligations, including all court costs and the reasonable fees and expenses of their agents and legal counsel, the repayment of all advances made by the Pari Passu Collateral Agents or any other Pari Passu Representative, as applicable, hereunder or under any other Pari Passu Security Document on behalf of Grantors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Pari Passu Security Document;

          SECOND, subject to Section 1.3(a), to the payment of all other Pari Passu Secured Obligations (the amounts so applied to be distributed pro rata among the Pari Passu Secured Parties in accordance with the amounts of the Pari Passu Secured Obligations owed to them on the date of any such distribution); and
          THIRD, after payment in full of all Pari Passu Secured Obligations, (i) if the Discharge of Revolving Credit Secured Obligations has not then occurred, to the Revolving Credit Collateral Agent, (ii) if the Discharge of Revolving Credit Secured Obligations has then occurred but the Discharge of Subordinated Lien Secured Obligations has not then occurred, to the Authorized Subordinated Lien Collateral Agent and (iii) if the Discharge of Revolving Credit Secured Obligations and the Discharge of Subordinated Lien Secured Obligations has each occurred, to the Grantors or their successors or assigns, or as a court of competent jurisdiction may otherwise direct.
Notwithstanding the foregoing, with respect to any Common Pari Passu Collateral for which a third party (other than a Pari Passu Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of Pari Passu Secured Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Pari Passu Secured Obligations (such third party a “Pari Passu Intervening Creditor”), the value of any Common Collateral or Pari Passu Collateral Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Pari Passu Collateral Proceeds to be distributed in respect of the Series of Pari Passu Secured Obligations with respect to which such Impairment exists.
All amounts received by the Authorized Pari Passu Collateral Agent from proceeds of Collateral that do not constitute Common Pari Passu Collateral (and which the Pari Passu Secured Creditors are entitled to retain) will be applied (after deduction of amounts payable under clause FIRST, above) pro rata among the Pari Passu Secured Parties with Pari Passu Secured Obligations secured by a Lien on such Collateral in accordance with the amounts of the Pari Passu Secured Obligations owed to them on the date of any such distribution (subject to adjustments for Pari Passu Intervening Creditor payments as provided above).
          (b) Anything contained herein or in any of the Subordinated Lien Loan Documents to the contrary notwithstanding (but subject to Section 1.3(b) of this Agreement), if a Subordinated Lien Event of Default has occurred and is continuing, and the Authorized Subordinated Lien Collateral Agent is taking action to enforce rights in respect of any Common Subordinated Lien Collateral, or the Authorized Subordinated Lien Collateral Agent receives any proceeds of any Common Pari Passu Collateral from any Revolving Credit Claimholder or any Pari Passu Secured Party or any distribution is made in respect of any Common Subordinated Lien Collateral in any Insolvency or Liquidation Proceeding of any Grantor, or any Subordinated Lien Secured Party receives any payment with respect to any Common Subordinated Lien Collateral, in each case to the extent the Subordinated Lien Secured Parties are entitled to retain such proceeds, distribution or payment under the terms of this Agreement, then the proceeds of any sale, collection or other liquidation of any such Collateral by any Subordinated Lien Secured Party or received by any Subordinated Lien Representative or any other Subordinated Lien Secured Party with respect to such Common Subordinated Lien Collateral and proceeds of any such distribution (subject, in the case of any such distribution, to the sentence immediately following) to which the Subordinated Lien Secured Obligations are entitled under any agreement (other than this Agreement) (all proceeds of any sale, collection or other liquidation of any Collateral and all proceeds of any such distribution being collectively referred to as "Subordinated Lien Collateral Proceeds”), shall be applied as follows:
     FIRST, to the payment of all reasonable costs and expenses incurred by the Subordinated Lien Collateral Agents or any other Subordinated Lien Representative in connection with such collection or sale or otherwise in connection with this Agreement, or any other Subordinated Lien Security Document or any of the Subordinated Lien Secured Obligations, including all court costs and the reasonable fees and expenses of their agents and legal counsel, the repayment of all advances made by the Subordinated Lien Collateral Agents or any other Subordinated Lien Representative, as applicable, hereunder or under any other Subordinated Lien Security Document on behalf of Grantors and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Subordinated Lien Security Document;
     SECOND, subject to Section 1.3(b), to the payment of all other Subordinated Lien Secured Obligations (the amounts so applied to be distributed pro rata among the Subordinated Lien Secured Parties in accordance with the amounts of the Subordinated Lien Secured Obligations owed to them on the date of any such distribution); and
     THIRD, after payment in full of all Subordinated Lien Secured Obligations:
     (i) if such proceeds constitute proceeds of Revolving Credit Priority Collateral, and (A) if the Discharge of Revolving Credit Secured Obligations has not then occurred, to Revolving Credit Collateral Agent, (B) if the Discharge of Revolving Credit Secured Obligations has then occurred but the Discharge of Pari Passu Secured Obligations has not then occurred, to the Authorized Pari Passu Lien Collateral Agent and (C) if the Discharge of Revolving Credit Secured Obligations and the Discharge of Pari Passu Secured Obligations has each occurred, to the Grantors or their successors or assigns, or as a court of competent jurisdiction may otherwise direct; and
     (ii) if such proceeds constitute proceeds of Pari Passu Priority Collateral, and (A) if the Discharge of Pari Passu Secured Obligations has not then occurred, to Authorized Pari Passu Collateral Agent, (B) if the Discharge of Pari Passu Secured Obligations has then occurred but the Discharge of Revolving Credit Secured Obligations has not then occurred, to the Revolving Credit Collateral Agent and (C) if the Discharge of Pari Passu Secured Obligations and the Discharge of Revolving Credit Secured Obligations has each occurred, to the Grantors or their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

Notwithstanding the foregoing, with respect to any Common Subordinated Lien Collateral for which a third party (other than a Subordinated Lien Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of Subordinated Lien Secured Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Subordinated Lien Secured Obligations (such third party a “Subordinated Lien Intervening Creditor”), the value of any Common Collateral or Subordinated Lien Collateral Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Subordinated Lien Collateral Proceeds to be distributed in respect of the Series of Subordinated Lien Secured Obligations with respect to which such Impairment exists.
All amounts received by the Authorized Subordinated Lien Collateral Agent from proceeds of Collateral that do not constitute Common Subordinated Lien Collateral (and which the Subordinated Lien Creditors are entitled to retain) will be applied (after deduction of amounts payable under clause FIRST, above), pro rata among the Subordinated Lien Secured Parties with Subordinated Lien Secured Obligations secured by a Lien on such Collateral in accordance with the amounts of the Subordinated Lien Secured Obligations owed to them on the date of any such distribution (subject to adjustments for Subordinated Lien Intervening Creditor payments as provided above).
               (c) Subject to the other terms of this Agreement (i) all payments received by any Revolving Credit Agent or any other Revolving Credit Claimholder may be applied, reversed and reapplied, in whole or in part, to the Revolving Credit Secured Obligations to the extent provided for herein and in the Revolving Credit Loan Documents; and (ii) all payments received by the Authorized Pari Passu Collateral Agent or any Pari Passu Secured Party may be applied, reversed and reapplied, in whole or in part, to the Pari Passu Secured Obligations to the extent provided for herein and in the Pari Passu Loan Documents.
     VII. OTHER AGREEMENTS.
          7.1 Releases.
               (a) (i) If in connection with the exercise by any Revolving Credit Agent of remedies in respect of any Revolving Credit Priority Collateral, any Revolving Credit Agent, for itself and/or on behalf of any of the other Revolving Credit Claimholders, releases its Liens on any part of the Revolving Credit Priority Collateral, then the Liens, if any, of the Pari Passu Secured Parties and the Subordinated Lien Secured Parties on the Revolving Credit Primary Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. The Pari Passu Representatives and the Subordinated Lien Representatives shall promptly execute and deliver to the Revolving Credit Agents such termination statements, releases and other documents as the Revolving Credit Agents may request to effectively confirm such release.
               (ii) If in connection with the exercise by the Authorized Pari Passu Collateral Agent of remedies in respect of any Pari Passu Priority Collateral, the Authorized Pari Passu Collateral Agent, for itself and/or on behalf of any of the other Pari Passu Secured Parties, releases its Liens on any part of the Pari Passu Priority Collateral, then the Liens, if any, of the

Revolving Credit Agents, the Subordinated Lien Representatives, and the other Revolving Credit Claimholders, and the Subordinated Lien Secured Parties, on the Pari Passu Priority Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. Each Revolving Credit Agent and each Subordinated Lien Representative shall promptly execute and deliver to the Authorized Pari Passu Collateral Agent such termination statements, releases and other documents as the Authorized Pari Passu Collateral Agent may request to effectively confirm such release.
               (b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral or all of the Equity Interests of any Grantor (collectively, a “Disposition”) permitted under the terms of the Revolving Credit Loan Documents, the Pari Passu Loan Documents and the Subordinated Lien Loan Documents, (i) any Revolving Credit Agent, for itself and/or on behalf of any of the other Revolving Credit Claimholders, releases its Liens on any part of the Revolving Credit Priority Collateral subject to such Disposition other than (A) in connection with the Discharge of Revolving Credit Secured Obligations or (B) after the occurrence and during the continuance of a Pari Passu Default, then the Liens, if any, of the Pari Passu Representatives, the Subordinated Lien Collateral Agent, the Pari Passu Secured Parties and the Subordinated Lien Secured Parties on such Collateral subject to Disposition shall be automatically, unconditionally and simultaneously released, and (ii) the Authorized Pari Passu Collateral Agent, for itself and/or on behalf of any of the other Pari Passu Secured Parties, releases its Liens on any part of the Pari Passu Priority Collateral subject to such Disposition other than (A) in connection with the Discharge of Pari Passu Secured Obligations or (B) after the occurrence and during the continuance of a Revolving Credit Default, then the Liens, if any, of the Revolving Credit Agents, the Subordinated Lien Representatives and the other Revolving Credit Claimholders and Subordinated Lien Secured Parties on such Collateral shall be automatically, unconditionally and simultaneously released. Each of the Revolving Credit Agents, for itself and/or on behalf of the other Revolving Credit Claimholders, each Authorized Pari Passu Collateral Agent, for itself and/or on behalf of the Pari Passu Secured Parties, and each Subordinated Lien Representative, for itself and/or on behalf of the Subordinated Lien Secured Parties, as the case may be, shall promptly execute and deliver to the Authorized Pari Passu Collateral Agent or the Revolving Credit Agents, as the case may be, such termination statements, releases and other documents as the Authorized Pari Passu Collateral Agent or the Revolving Credit Agents may request to effectively confirm such release.
               (c) Until the Discharge of Revolving Credit Secured Obligations shall occur, each Pari Passu Representative, for itself and on behalf of the other Pari Passu Secured Parties, and each Subordinated Lien Representative, for itself and on behalf of the Subordinated Lien Secured Parties, hereby irrevocably constitutes and appoints each Revolving Credit Agent and any of its officers or agents, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of each Pari Passu Representative, each Subordinated Lien Representative or each such Pari Passu Secured Party or Subordinated Lien Secured Party, whether in such Revolving Credit Agent’s name or, at the option of such Revolving Credit Agent, in each such Pari Passu Representative’s, such Subordinated Lien Representative’s, any Pari Passu Secured Party’s, or any Subordinated Lien Secured Party’s own name, from time to time in such Revolving Credit Agent’s discretion, for the purpose of carrying out the terms of this Section 7.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 7.1, including any endorsements or other instruments of transfer or release.
               (d) Until the Discharge of Pari Passu Secured Obligations shall occur, each Revolving Credit Agent, for itself and on behalf of the other Revolving Credit Claimholders, and the Subordinated Lien Representative, for itself and on behalf of the Subordinated Lien Secured Parties, hereby irrevocably constitutes and appoints the Authorized Pari Passu Collateral Agent and any of its officers or agents, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Revolving Credit Agent, the Subordinated Lien Representative or such other Revolving Credit Claimholder or Subordinated Lien Secured Party, whether in the Authorized Pari Passu Collateral Agent’s name or, at the option of the Authorized Pari Passu Collateral Agent, in any Revolving Credit Agent’s, the Subordinated Lien Collateral Agent’s, any other Revolving Credit Claimholder’s or any Subordinated Lien Secured Party’s own name, from time to time in the Authorized Pari Passu Collateral Agent’s discretion, for the purpose of carrying out the terms of this Section 7.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 7.1, including any endorsements or other instruments of transfer or release.

          7.2 Insurance.
               (a) Unless and until the Discharge of Revolving Credit Secured Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Revolving Credit Loan Documents, (i) the Revolving Credit Agents and the other Revolving Credit Claimholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Revolving Credit Priority Collateral or the Liens with respect thereto in the event of any loss thereunder or with respect thereto and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Revolving Credit Priority Collateral, (ii) all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Revolving Credit Priority Collateral shall be paid to the Revolving Credit Agents for the benefit of the Revolving Credit Claimholders or as the Revolving Credit Agents may direct pursuant to the terms of the Revolving Credit Loan Documents (including for purposes of cash collateralization of letters of credit and including allowing the Grantors to receive and retain such proceeds) and thereafter, subject to the terms of, and the rights of the Grantors under, the Pari Passu Loan Documents, to the Authorized Pari Passu Collateral Agent for the benefit of the Pari Passu Secured Parties (including for purposes of cash collateralization of letters of credit and including allowing the Grantors to receive and retain such proceeds) and thereafter, to the extent no Pari Passu Secured Obligations are outstanding, and subject to the terms of, and the rights of the Grantors under, the Subordinated Lien Loan Documents, to the Authorized Subordinated Lien Collateral Agent for the benefit of the Subordinated Lien Secured Parties to the extent required under the Subordinated Lien Loan Documents and then, to the extent no Subordinated Lien Secured Obligations which were secured by such Collateral are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct and (iii) if any Pari Passu Secured Party or Subordinated Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Revolving Credit Agents in accordance with the terms of Article VI.
               (b) Unless and until the Discharge of Pari Passu Secured Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Pari Passu Loan Documents, (i) the Pari Passu Secured Parties shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Pari Passu Priority Collateral or the Liens with respect thereto in the event of any loss thereunder or with respect thereto and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Pari Passu Priority Collateral, (ii) all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Pari Passu Priority Collateral shall be paid to the Authorized Pari Passu Collateral Agent for the benefit of the Pari Passu Secured Parties (including for purposes of cash collateralization of letters of credit and including allowing the Grantors to receive and retain such proceeds) and thereafter, subject to the terms of, and the rights of the Grantors under, the Revolving Credit Loan Documents, to the Revolving Credit Agents for the benefit of the Revolving Credit Claimholders or as the Revolving Credit Agents may direct pursuant to the terms of the Revolving Credit Loan Documents (including for purposes of cash collateralization of letters of credit and including allowing the Grantors to receive and retain such proceeds) and thereafter, to the extent no Revolving Credit Secured

Obligations are outstanding, and subject to the terms of, and the rights of the Grantors under, the Authorized Subordinated Lien Loan Documents, to the Subordinated Lien Collateral Agent for the benefit of the Subordinated Lien Secured Parties to the extent required under the Subordinated Lien Loan Documents and then, to the extent no Subordinated Lien Secured Obligations which were secured by such Collateral are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct and (iii) if any Revolving Credit Claimholder or any Subordinated Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Authorized Pari Passu Collateral Agent in accordance with the terms of Article VI.
               (c) To effectuate the foregoing, the applicable Revolving Credit Agents, each Pari Passu Collateral Agent and each Subordinated Lien Collateral Agent shall each receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder. To the extent any proceeds are received for business interruption and those proceeds are not compensation for a casualty loss with respect to the Pari Passu Priority Collateral, such proceeds shall first be applied to the payment of the Revolving Credit Secured Obligations, then be applied, to the extent required by the Pari Passu Loan Documents, to the payment of the Pari Passu Secured Obligations and then be applied, to the extent required under the Subordinated Lien Loan Documents, to the payment of the Subordinated Lien Secured Obligations. To the extent any proceeds are received for liability or indemnification and those proceeds are not compensation for a casualty loss with respect to the Pari Passu Priority Collateral, such proceeds shall be applied to compensate or reimburse the Pari Passu Secured Parties, Revolving Credit Claimholders and the Subordinated Lien Secured Parties in accordance with such liability or indemnification claims.
     7.3 Amendments to Revolving Credit Loan Documents and Pari Passu Loan Documents; Refinancings; Legending Provisions.
               (a) The Revolving Credit Security Documents, the Pari Passu Security Documents and the Subordinated Lien Security Documents, as applicable, may be Modified in accordance with the terms of the Revolving Credit Loan Documents, the Pari Passu Loan Documents and the Subordinated Lien Loan Documents, as applicable. in each case, without notice to, or the consent (except to the extent a consent is required to permit such Modification under any Revolving Credit Loan Document, any Pari Passu Loan Document or any Subordinated Lien Loan Document, as applicable) of any Revolving Credit Agent or any other Revolving Credit Claimholder, any Pari Passu Representative or any Pari Passu Secured Party or any Subordinated Lien Representative or any Subordinated Lien Secured Party, as the case may be, all without affecting the lien priorities provided for herein or the other provisions of this Agreement.
               (b) (i) In the event each Revolving Credit Agent enters into (or otherwise agrees or consents to) any Modification in respect of any of the Revolving Credit Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Revolving Credit Security Document or changing in any manner the rights of any parties thereunder, in each case solely with respect to any Revolving Credit Priority Collateral, then such Modification shall apply automatically to any comparable provision of the Comparable Pari Passu Security Document and the Comparable Subordinated Lien Security Document without the consent of or action by any Pari Passu Representative or any Pari Passu Secured Party or any Subordinated Lien Representative or any Subordinated Lien Secured Party, as the case may be (with all such Modifications subject to the terms hereof); provided that, (A) no such Modification shall have the effect of removing assets subject to the Lien of any Pari Passu Security Document or Subordinated Lien Security Document, except to the extent that a release of such Lien is permitted by Section 7.1, (B) any such Modification that materially and adversely affects the rights of any of the Pari Passu Secured Parties or the Subordinated Lien Secured Parties and does not affect the Revolving Credit Claimholders in a like or similar manner shall not apply to the Pari Passu Security Documents or Subordinated Lien Security Documents, as the case may be, without the consent of the Pari Passu Representatives or the Subordinated Lien Representatives, as the case may be, (C) no such Modification with respect to any provision applicable to the Pari Passu Representative under any Pari Passu Loan Documents shall be made without the prior written consent of such Pari Passu Representative, (D) no such Modification with respect to any provision applicable to any Subordinated Lien Representative under any Subordinated Lien Loan Documents shall be made without the prior written consent of such Subordinated Lien Representative and (E) notice of such Modification shall be given to each Pari Passu Representative and each Subordinated Lien Representative no later than 30 days after its effectiveness (provided that the failure to give such notice shall not affect the effectiveness and validity thereof)
               (ii) In the event each Pari Passu Representative enters into (or otherwise agrees or consents to) any Modification in respect of any of the Pari Passu Security Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any Pari Passu Security Document or changing in any manner the rights of any parties thereunder, in each case solely with respect to any Pari Passu Priority Collateral, then such Modification shall apply automatically to any comparable provision of the Comparable Revolving Credit Security Document and the Comparable Subordinated Lien Security Document without the consent of or action by any Revolving Credit Agent or any other Revolving Credit Claimholder or the Subordinated Lien Representative or any Subordinated Lien Secured Party, as the case may be (with all such Modifications subject to the terms hereof); provided that, (A) no such a Modification shall have the effect of removing assets subject to the Lien of any Revolving Credit Security Document or any Subordinated lien Security Document, except to the extent that a release of such Lien is permitted by Section 7.1, (B) any such Modification that materially and adversely affects the rights of any of the Revolving Credit Claimholders or the Subordinated Lien Secured Parties and does not affect the Pari Passu Secured Parties in a like or similar manner shall not apply to the Revolving Credit Security Documents or Subordinated Lien Security Documents, as the case may be, without the consent of the Revolving Credit Agents or the Subordinated Lien Representatives, as the case may be, (C) no such Modification with respect to any provision applicable to any Revolving Credit Agent under any Revolving Credit Documents shall be made without the prior written consent of such Revolving Credit Agent and (D) no such Modification with respect to any provision applicable to any Subordinated Lien Representative under any Subordinated Lien Loan Documents shall be made without the prior written consent of such Subordinated Lien Representative and (E) notice of such Modification shall be given to the Revolving Credit Agents and each Subordinated Lien Representative no later than 30 days after its effectiveness (provided that the failure to give such notice shall not affect the effectiveness and validity thereof)

               (c) The Revolving Credit Secured Obligations, the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations may be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is required to permit such Refinancing transaction under any Revolving Credit Loan Document, any Pari Passu Loan Document or the Subordinated Lien Loan Documents) of any Revolving Credit Claimholder, Pari Passu Secured Party or any Subordinated Lien Secured Party, as the case may be, all without affecting the lien priorities provided for herein or the other provisions of this Agreement; provided, however, that the holders of such Refinancing indebtedness (or an authorized agent or trustee on their behalf which shall be a Secured Debt Representative in the case of any such Refinancing Indebtedness which constitutes Pari Passu Debt or Subordinated Lien Debt and a Revolving Credit Agent (if applicable) in the case of any Refinancing Indebtedness which constitutes Revolving Credit Secured Obligations) and each relevant Grantor bind themselves to this Agreement through the execution and delivery of an Intercreditor Joinder Agreement and such other documents or agreements (including amendments or supplements to this Agreement) as the Revolving Credit Agents or any Pari Passu Representative, as the case may be, shall reasonably request and in form and substance reasonably acceptable to the Revolving Credit Agents and its Pari Passu Representatives, as the case may be, and any such Refinancing transaction shall be in accordance with the provisions of the Revolving Credit Loan Documents, the Pari Passu Loan Documents and the Subordinated Lien Loan Documents.
               (d) Each Revolving Credit Security Document, Pari Passu Security Document and Subordinated Lien Security Document shall include the following language (or language to similar effect approved by each of the Revolving Credit Agents and each Pari Passu Representative, such approval not to be unreasonably withheld or delayed):
“NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO [COLLATERAL AGENT OR OTHER PERSON, AS APPLICABLE] FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY [COLLATERAL AGENT OR OTHER PERSON, AS APPLICABLE] HEREUNDER ARE SUBJECT TO THAT CERTAIN INTERCREDITOR AGREEMENT, DATED AS OF DECEMBER 17, 2010 (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG NOVELIS INC., NOVELIS CORPORATION, NOVELIS CAST HOUSE TECHNOLOGY LTD., 4260848 CANADA INC., 4260856 CANADA INC., NOVELIS NO. 1 LIMITED PARTNERSHIP, NOVELIS CORPORATION, NOVELIS PAE CORPORATION, NOVELIS BRAND LLC, NOVELIS SOUTH AMERICA HOLDINGS LLC, ALUMINUM UPSTREAM HOLDINGS LLC, NOVELIS EUROPE HOLDINGS LIMITED, NOVELIS UK LTD., NOVELIS SERVICES LIMITED., NOVELIS DEUTSCHLAND GMBH, NOVELIS AG, NOVELIS SWITZERLAND SA, NOVELIS TECHNOLOGY AG, NOVELIS ALUMINUM HOLDING

COMPANY, NOVELIS DO BRASIL LTDA., NOVELIS LUXEMBOURG S.A., NOVELIS PAE, NOVELIS MADEIRA UNIPESSOAL, LDA, AV METALS INC. (“HOLDINGS”), THE OTHER SUBSIDIARIES OF HOLDINGS FROM TIME TO TIME PARTY THERETO, BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT FOR THE REVOLVING CREDIT LENDERS (AS DEFINED IN THE INTERCREDITOR AGREEMENT), BANK OF AMERICA, N.A., AS COLLATERAL AGENT FOR THE REVOLVING CREDIT CLAIMHOLDERS (AS DEFINED IN THE INTERCREDITOR AGREEMENT), BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT FOR THE TERM LOAN LENDERS (AS DEFINED IN THE INTERCREDITOR AGREEMENT), BANK OF AMERICA, N.A., AS COLLATERAL AGENT FOR THE TERM LOAN SECURED PARTIES (AS DEFINED IN THE INTERCREDITOR AGREEMENT), AND CERTAIN OTHER PERSONS WHICH MAY BE OR BECOME PARTIES THERETO OR BECOME BOUND THERETO FROM TIME TO TIME. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL GOVERN AND CONTROL.
          In addition, each of the Revolving Credit Agents and the Pari Passu Representatives agree that the foregoing language shall be modified as necessary or advisable or reasonably requested by the Borrower (subject to the consent of the Revolving Credit Agents and the Pari Passu Representatives not to be unreasonably withheld or delayed), the Pari Passu Representatives (subject to the consent of the Revolving Credit Agents not to be unreasonably withheld or delayed) or the Revolving Credit Agents (subject to the consent of the Pari Passu Representatives not to be unreasonably withheld or delayed)to conform to the requirements of any applicable jurisdiction.
          7.4 Bailee or Agency for Perfection.
               (a) Each Revolving Credit Agent and the Authorized Pari Passu Collateral Agent, respectively, agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees), to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or the PPSA or under the law of any other applicable jurisdiction outside of the United States (such Collateral being the “Pledged Collateral”), as sub-agent and as bailee for the Authorized Pari Passu Collateral Agent and the other Pari Passu Collateral Agents (for the benefit of the Pari Passu Secured Parties) and the Revolving Credit Agents (for the benefit of the Revolving Credit Claimholders), respectively, and for the Authorized Subordinated Lien Collateral Agent and the other Subordinated Lien Collateral Agents (for the benefit of the Subordinated Lien Secured Parties) (such bailment being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2) and 9-313(c) of the UCC) and any of their respective assignees, solely for the purpose of perfecting the security interest granted under the Pari Passu Loan Documents and the Revolving Credit Loan Documents,

respectively, and the Subordinated Lien Loan Documents, respectively, subject to the terms and conditions of this Section 7.4. To the extent a junior pledge of or junior lien on any Pari Passu Priority Collateral is prohibited or unenforceable under the law of any applicable jurisdiction outside of the United States, the Authorized Pari Passu Collateral Agent may, in its sole discretion, elect to hold any such Pari Passu Priority Collateral, as sub-agent for the Revolving Credit Agents, for the benefit of the Revolving Lien Claimholders, and for the Subordinated Lien Collateral Agents (for the benefit of the Subordinated Lien Secured Parties), solely for the purpose of the creation and/or perfection of Liens in such Pari Passu Priority Collateral to secure the Revolving Credit Secured Obligations and the Subordinated Lien Secured Obligations, and subject to the terms and conditions of this Section 7.4, it being expressly understood and agreed that the claims of the Revolving Credit Claimholders and the Subordinated Lien Secured Parties in respect of such Pari Passu Priority Collateral shall be subordinated to the claims of the Senior Secured Parties in respect of such Pari Passu Priority Collateral on the same basis as the Liens on the other Pari Passu Priority Collateral securing any Revolving Credit Secured Obligations or Subordinated Lien Secured Obligations, respectively, are subordinated to the Liens on such other Pari Passu Priority Collateral securing any Pari Passu Secured Obligations, and nothing in this Section 7.4 shall affect the status of such Collateral as Pari Passu Priority Collateral.
               In addition, the Authorized Pari Passu Collateral Agent is hereby appointed by the Revolving Credit Agent and by the Subordinated Lien Representatives as agent for the benefit of the Revolving Credit Claimholders and the Subordinated Lien Secured Parties, respectively, for the purpose of holding the Collateral subject to the Italian Pledge Agreements, the Korea Share Pledge Agreements, Swiss Stock and IP Agreements, the Security Transfer Agreement, the German Pari Passu Non-Accessory Security Documents and any other Security Document that grants a Lien on Pari Passu Primary Collateral in favor of a Pari Passu Collateral Agent to secure any Revolving Credit Secured Obligations or Subordinated Lien Secured Obligations, on behalf of the Pari Passu Secured Parties, the Revolving Credit Claimholders and the Subordinated Lien Secured Parties (but only, in case of the Revolving Credit Secured Parties and the Subordinated Lien Secured Parties, to the extent the grant in such Collateral secures the related Revolving Credit Secured Obligations or Subordinated Lien Secured Obligations, as the case may be), it being understood that the Collateral subject to the Italian Pledge Agreements, the Korea Share Pledge Agreements, the Swiss Stock and IP Agreements, the Security Transfer Agreement and the German Pari Passu Non-Accessory Security Documents constitutes Pari Passu Priority Collateral.
               In the event the Authorized Pari Passu Collateral Agent becomes subject to liability, or suffers any costs, damages or expenses as a result of acting in any such capacity for the Revolving Credit Agents or Revolving Credit Claimholders or for the Subordinated Lien Representatives or the Subordinated Lien Secured Parties, (i) the Grantors shall pay, reimburse, indemnify and hold harmless the Authorized Pari Passu Collateral Agent for any such liabilities, costs, damages or expenses subject to any limitations contained in the Pari Passu Security Document to the extent applicable and (ii) in the event the Grantors fail to so pay, reimburse, indemnify and hold harmless the Authorized Pari Passu Collateral Agent, the Revolving Credit Claimholders or the Subordinated Lien Secured Parties, as the case may be, shall pay, reimburse, indemnify and hold harmless the Authorized Pari Passu Collateral Agent for any such liabilities, costs, damages or expenses suffered by the Authorized Pari Passu Collateral Agent as a result of acting in such capacity for the benefit of such Persons.
               To the extent a junior pledge of or junior lien on any Revolving Credit Priority Collateral is prohibited or unenforceable under the law of any applicable jurisdiction outside of the United States, any applicable Revolving Credit Agent may, in its sole discretion, hold any such Revolving Credit Priority Collateral, as sub-agent for the Pari Passu Secured Parties and the Subordinated Lien Secured Parties solely for the purpose of the creation and/or perfection of Liens in such Revolving Credit Priority Collateral to secure the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations, and subject to the terms and conditions of this Section 7.4, it being expressly understood and agreed that the claims of the Pari Passu Secured Parties and the Subordinated Lien Secured Parties in respect of such Pledged Collateral shall be subordinated to the claims of the Revolving Credit Claimholders in respect of such Revolving Credit Priority Collateral on the same basis as the Liens on the other Revolving Credit Priority Collateral securing any Pari Passu Secured Obligations or any Subordinated Lien Secured Obligations, as the case may be, are subordinated to the Liens on such other Revolving Credit Priority Collateral securing any Revolving Obligations, and nothing in this Section 7.4 shall affect the status of such Collateral as Revolving Credit Priority Collateral.
               In addition, the Revolving Credit Collateral Agent is hereby appointed by the Pari Passu Representatives and the Subordinated Lien Representatives as agent for the benefit of the Pari Passu Secured Parties and the Subordinated Lien Secured Parties, respectively, for the purpose of holding the Collateral subject to the Swiss Security Agreement, the German Revolving Credit Non-Accessory Security Documents, the Madeira Assignment of Credits Agreement and any other Security Document that grants, in favor of the Revolving Credit Collateral Agent to secure any Pari Passu Secured Obligations or Subordinated Lien Secured Obligations on behalf of the Revolving Credit Claimholders, the Pari Passu Secured Parties and the Subordinated Lien Secured Parties (but only, in case of the Pari Passu Secured Parties and the Subordinated Lien Secured Parties, to the extent the grant in such Collateral secures the related Pari Passu Secured Obligations or Subordinated Lien Secured Obligations, as the case may be), it being understood that the Collateral subject to the Swiss Security Agreement, the German Revolving Credit Non-Accessory Security Documents and the Madeira Assignment of Credits constitutes Revolving Credit Priority Collateral.
               In the event any Revolving Credit Agent becomes subject to liability, or suffers any costs, damages or expenses as a result of acting in any such capacity for the Pari Passu Secured Parties or for the Subordinated Lien Secured Parties, (i) the Grantors shall pay, reimburse, indemnify and hold harmless the Revolving Credit Agents for any such liabilities, costs, damages or expenses subject to the limitations set forth in the Revolving Credit Agreement to the extent applicable and (ii) in the event the Grantors fail to so pay, reimburse, indemnify and hold harmless the Revolving Credit Agents, the Pari Passu Secured Parties and the Subordinated Lien Secured Parties, as the case may be, shall pay, reimburse, indemnify and hold harmless the Revolving Credit Agents for any such liabilities, costs, damages or expenses suffered by any Revolving Credit Agent as a result of acting in such capacity for the benefit of such Persons.
               (b) No Person shall have any obligation whatsoever to any other Person to ensure that the Pledged Collateral (or any other Collateral held by any Pari Passu Collateral

Agent for the Revolving Credit Secured Parties or the Subordinated Lien Secured Parties, or by the Revolving Credit Agents for the Pari Passu Lien Secured Parties or the Subordinated Lien Secured Parties) is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 7.4. The duties or responsibilities under this Section 7.4 shall be limited solely to holding the Pledged Collateral (or such other Collateral held as provided in clause (a) above) as sub-agent and/or bailee, as applicable, in accordance with this Section 7.4 and delivering the Pledged Collateral upon a Discharge of Revolving Credit Secured Obligations or Discharge of Pari Passu Collateral Secured Obligations, as the case may be, as provided in paragraph (d) below.
               (c) No Person acting pursuant to this Section 7.4 shall have by reason of the Revolving Credit Loan Documents, the Pari Passu Loan Documents, the Subordinated Lien Loan Documents, this Agreement or any other document, a fiduciary relationship with any other Person with respect to such acts.
               (d) Upon the Discharge of Revolving Credit Secured Obligations the Revolving Credit Agents shall deliver the remaining Pledged Collateral (if any) in their possession or control (or in the possession or control of their agents), together with any necessary endorsements, first, to the Authorized Pari Passu Collateral Agent to the extent the Pari Passu Secured Obligations which are secured by such Pledged Collateral remain outstanding, second to the Authorized Subordinated Lien Collateral Agent to the extent the Subordinated Lien Secured Obligations which are secured by such Pledged Collateral remain outstanding and third, to the applicable Grantor (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). Each Revolving Credit Agent further agrees to take all other action reasonably requested by the Authorized Pari Passu Collateral Agent or Authorized Subordinated Lien Collateral Agent, as the case may be, in connection with the Authorized Pari Passu Collateral Agent or Authorized Subordinated Lien Collateral Agent obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.
               (e) Upon the Discharge of the Pari Passu Secured Obligations, the Authorized Pari Passu Collateral Agent shall deliver the remaining Pledged Collateral (if any) in its possession or control (or in the possession or control of its agents), together with any necessary endorsements, first, to the Revolving Credit Agents to the extent any Revolving Credit Secured Obligations which are secured by such Pledged Collateral remain outstanding, second to the Authorized Subordinated Lien Collateral Agent to the extent the Subordinated Lien Secured Obligations which are secured by such Pledged Collateral remain outstanding and third, to the applicable Grantor (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral). The Authorized Pari Passu Collateral Agent further agrees to take all other action reasonably requested by any Revolving Credit Agent or Authorized Subordinated Lien Collateral Agent, as the case may be, in connection with such Revolving Credit Agent or Subordinated Lien Collateral Agent obtaining a first-priority interest in the Collateral or as a court of competent jurisdiction may otherwise direct.
          (f) Subject to the terms of this Agreement, (i) so long as the Discharge of Revolving Credit Secured Obligations has not occurred, each Revolving Credit Agent shall be entitled to deal with any Pledged Collateral and any other Collateral within its “control” (within the meaning of the UCC) in accordance with the terms of this Agreement and the Revolving

Credit Loan Documents, but only to the extent that such Collateral constitutes Revolving Credit Priority Collateral, as if the Liens (if any) of the Pari Passu Representatives and Subordinated Lien Representatives did not exist and (ii) so long as the Discharge of Pari Passu Secured Obligations has not occurred, the Authorized Pari Passu Collateral Agent shall be entitled to deal with any Pledged Collateral and any other Collateral within its “control” (within the meaning of the UCC) in accordance with the terms of this Agreement and the Pari Passu Loan Documents, but only to the extent that such Collateral constitutes Pari Passu Priority Collateral, as if the Liens of the Revolving Credit Agents and Subordinated Lien Representatives did not exist.
          7.5 Additional Secured Debt.
               (a) The Parent Borrower will be permitted to designate additional Revolving Credit Secured Obligations, Pari Passu Secured Obligations or Subordinated Lien Secured Obligations, as the case may be, incurred by any Grantor after the date of this Agreement permitted by the terms of all applicable Revolving Credit Loan Documents, Pari Passu Loan Documents or Subordinated Lien Loan Documents (collectively, the “Secured Debt Loan Documents”). The Borrower may effect such designation by delivering to each Revolving Credit Agent, each Pari Passu Representative and each Subordinated Lien Representative an Additional Secured Debt Designation stating that:
               (i) such Grantor intends to incur additional secured debt (“Additional Secured Debt”) which will be one of the following: (x) Revolving Credit Secured Obligations permitted by each applicable Secured Debt Loan Document to be secured by the Collateral, including Liens on the Revolving Credit Priority Collateral entitled to priority over the Liens securing the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations (provided, there may only be one series of Revolving Credit Secured Obligations outstanding at any time), (y) Pari Passu Debt permitted by each applicable Secured Debt Loan Document to be secured by the Collateral (to the extent provided in the documentation for such Additional Secured Debt), including a Lien on the Pari Passu Priority Collateral (to the extent provided in the documentation for such Additional Secured Debt) entitled to priority over the Liens securing the Revolving Credit Secured Obligations and the Subordinated Lien Secured Obligations (Equally and Ratably with all previously existing and future Pari Passu Debt); it being acknowledged that Revolving Credit Secured Obligations may be Refinanced as Pari Passu Secured Obligations if so designated pursuant to this Section 7.5, and (z) Subordinated Lien Debt permitted by each applicable Secured Debt Loan Document to be secured by the Collateral (to the extent provided in the documentation for such Additional Secured Debt), subject to the senior Liens securing the Revolving Credit Secured Obligations and the Pari Passu Secured Obligations (Equally and Ratably with all previously existing and future Subordinated Lien Debt);
               (ii) specifying the name and address of the Revolving Credit Agent or Secured Debt Representative for such series of Additional Secured Debt for purposes of Section 11.9; and
               (iii) attaching complete copies (or substantially final drafts) of the material operative agreements constituting Revolving Credit Loan Documents, Pari Passu

Loan Documents or Subordinated Lien Loan Documents, as the case may be, relating to such Additional Secured Debt.
Although the Parent Borrower shall be required to deliver a copy of each Additional Secured Debt Designation to each then existing Revolving Credit Agent and Secured Debt Representative, the failure to so deliver a copy of the Additional Secured Debt Designation to any then existing Revolving Credit Agents and Secured Debt Representatives shall not affect the status of such debt as Additional Secured Debt if the other requirements of this Section 7.5 are complied with. Each Revolving Credit Agent and Secured Debt Representative shall have the right to request that the Parent Borrower provide a legal opinion (in form and substance customary in the jurisdiction(s) covered by such opinions at such time, and subject to customary qualifications and assumptions, which opinion may be a copy of a legal opinion of counsel provided to the holders of Additional Secured Debt or their Secured Debt Representatives) as to the Additional Secured Debt being secured by a valid and perfected security interest (which legal opinion may be provided by internal counsel to the extent the holders of Additional Secured Debt or their Secured Debt Representatives relied on an opinion of internal counsel on such matters); provided, however, that such legal opinion or opinions need not address any collateral of a type or located in a jurisdiction not previously covered by any legal opinion delivered by or on behalf of the Parent Borrower. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow any Grantor to incur additional Indebtedness or Liens if prohibited by the terms of any applicable Secured Debt Loan Documents or the Revolving Credit Loan Documents.
Each Revolving Credit Agent and Secured Debt Representative shall have the right to request that the Grantors (i) reaffirm, amend and/or re-execute any of the then-existing Security Documents (and do all acts and execute all documents required or advisable in connection therewith) to the extent such reaffirmation, amendment and/or re-execution is required or advisable to maintain the validity, enforceability, perfection and, to the extent possible, priority of the Liens granted thereunder and/or (ii) to the extent required or advisable, execute any additional Security Document (and do all acts and execute all documents required or advisable in connection therewith) to establish the validity, enforceability, perfection and, to the extent possible, priority of new Lien(s) over the Collateral.
The Security Documents creating or evidencing the Liens securing the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations shall comply with Sections 2.4 and 7.5(d).
               (b) No Revolving Credit Claimholder under any Additional Secured Debt shall be entitled to the benefits of this Intercreditor Agreement unless the Revolving Credit Agent, acting on its behalf and pursuant to the authority provided in the Revolving Credit Loan Documents governing the terms of the related Revolving Credit Secured Obligations signs an Intercreditor Joinder Agreement and delivers the same to each Secured Debt Representative existing at the time such Additional Secured Debt is incurred.
               (c) No Pari Passu Secured Party shall be entitled to the benefits of this Intercreditor Agreement unless the Pari Passu Representative, acting on its behalf and pursuant to the authority provided in the Loan Documents governing the terms of the related Pari Passu

Secured Obligations signs an Intercreditor Joinder Agreement and delivers the same to each Revolving Credit Agent and each Secured Debt Representative existing at the time such Additional Secured Debt is incurred.
               (d) The Security Documents creating or evidencing the Liens securing the Revolving Credit Secured Obligations, the Pari Passu Secured Obligation and the Subordinated Lien Secured Obligations in relation to any Additional Secured Debt shall be in all material respects substantially the same forms of documents other than with respect to the first lien, second lien or third lien nature of the Obligations thereunder and except (i) to the extent that the creditors who have the direct benefit of such agreements or documents agree that such documents and agreements may grant Liens in less than all the Collateral and/or are less restrictive on the Grantors (or provide fewer rights or remedies to the secured party) than the forms of documents and agreements on the date hereof (and the satisfaction of such requirement will be conclusively established if the Parent Borrower delivers to each Secured Debt Representative and the Revolving Credit Agents an officers’ certificate certifying that the Parent Borrower has determined in good faith that such Pari Passu Documents satisfy the foregoing requirements unless any Senior Secured Debt Representative or any Revolving Credit Agent notifies the Borrower within five Business Days that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees)), (ii) the representations and covenants relating to Revolving Credit Priority Collateral contained in the Revolving Credit Loan Documents may be more restrictive that those contained in the Pari Passu Loan Documents and (iii) the representations and covenants relating to Pari Passu Secured Obligations contained in the Pari Passu Loan Documents may be more restrictive that those contained in the Revolving Credit Loan Documents. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow any Grantor to incur additional Indebtedness or Liens if prohibited by the terms of any applicable Secured Debt Loan Documents.
     7.6 When Discharge of Revolving Credit Secured Obligations or Pari Passu Secured Obligations Deemed to Not Have Occurred.
               (a) If concurrently with the Discharge of Revolving Credit Secured Obligations, any of the Grantors thereafter enters into any Refinancing of any Revolving Credit Secured Obligations designated to constitute Revolving Credit Secured Obligations pursuant to Section 7.5, which Refinancing is permitted by the Pari Passu Loan Documents and the Subordinated Lien Loan Documents, then such Discharge of Revolving Credit Secured Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Revolving Credit Secured Obligations) and, from and after the date the Parent Borrower and the new Revolving Credit Agent each complies with the requirements set forth in Section 7.5 with respect to such Revolving Credit Secured Obligations, the obligations under such Refinancing shall automatically be treated as Revolving Credit Secured Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Revolving Credit Agents under such new Revolving Credit Loan Documents shall be the Revolving Credit Agents for all purposes of this Agreement. Upon receipt of an Additional Secured Debt Designation stating that the applicable Grantors have entered into new Revolving Credit Loan Documents, such new Revolving Credit Agents, each Pari Passu Representative and each Subordinated Lien Representative shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as such Grantors or such new Revolving Credit Agents shall reasonably request in order to provide to the new Revolving Credit Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver, to the extent contemplated by this Agreement, to such new Revolving Credit Agent any Pledged Collateral in its possession or control, together with any necessary endorsements (or otherwise allow such new Revolving Credit Agent to obtain possession or control of such Pledged Collateral) (for the avoidance of doubt, it being expressly understood and agreed that nothing in this clause (b) shall require the Pari Passu Collateral Agent to deliver or otherwise allow any new Revolving Credit Agent to obtain possession or control of Pledged Collateral constituting Pari Passu Priority Collateral).
               (b) If concurrently with the Discharge of Pari Passu Secured Obligations, any of the Grantors thereafter enters into any Refinancing of any Pari Passu Secured Obligations, which Refinancing is permitted by the Revolving Credit Loan Documents and the Subordinated Lien Loan Documents, then such Discharge of Pari Passu Secured Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Pari Passu Secured Obligations) and, from and after the date the Parent Borrower and the new Pari Passu Representative complies with the requirements set forth in Section 7.5 with respect to such Pari Passu Secured Obligations, the obligations under such Refinancing shall automatically be treated as Pari Passu Secured Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein. Upon receipt of an Additional Secured Debt Designation stating that the applicable Grantors have entered into new Pari Passu Loan Documents, each other Pari Passu Representative, each Revolving Credit Agent and each Subordinated Lien Representative shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as such Grantors or such Pari Passu Collateral Agent shall reasonably request in order to provide to such Pari Passu Collateral Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver, to the extent contemplated by this Agreement, to such Pari Passu Collateral Agent any Pledged Collateral in its possession or control, together with any necessary endorsements (or otherwise allow such Pari Passu Collateral Agent to obtain possession or control of such Pledged Collateral) (for the avoidance of doubt, it being expressly understood and agreed that nothing in this clause (b) shall require the Revolving Credit Agents to deliver or otherwise allow such Pari Passu Collateral Agent to obtain possession or control of Pledged Collateral constituting Revolving Credit Priority Collateral).
     VIII. INSOLVENCY OR LIQUIDATION PROCEEDINGS.
     8.1 Finance and Sale Issues.
               (a) If any Grantor becomes subject to any Insolvency or Liquidation Proceeding at any time prior to the Discharge of Revolving Credit Secured Obligations, and if any Revolving Credit Agent or any of the other Revolving Credit Claimholders desire to consent (or does not object) to the use of cash collateral that constitutes Revolving Credit Priority Collateral under the Bankruptcy Code or to the provision of financing to any Grantor under the Bankruptcy Code or to consent (or does not object) to the provision of such financing to any Grantor by any third party (any such financing, “Revolving Credit DIP Financing”), which Revolving Credit DIP Financing shall be secured by the Revolving Credit Priority Collateral, then each Pari Passu Representative and each Subordinated Lien Representative agrees, on behalf of itself and the other Pari Passu Secured Parties and Subordinated Lien Secured Parties, respectively, that so long as (1) the Pari Passu Representatives and the Subordinated Lien Representatives, as the case may be, retains the Liens on the Collateral to secure the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations, respectively (in each case, including proceeds thereof arising after the commencement of any such Insolvency or Liquidation Proceeding), and, as to the Lien on the Pari Passu Primary Collateral securing the Pari Passu Secured Obligations only, such Lien has the same priority as existed prior to the commencement of such Insolvency or Liquidation Proceeding and any Lien securing such Revolving Credit DIP Financing is junior and subordinate to the Lien securing the Pari Passu Secured Obligations on the Pari Passu Priority Collateral, (2) all Liens on Revolving Credit Priority Collateral securing any such Revolving Credit DIP Financing shall be senior to or on a parity with the Liens securing the Revolving Credit Secured Obligations on such Revolving Credit Priority Collateral and (3) if the Revolving Credit Agents receive a replacement or adequate protection Lien on post-petition assets of any Grantor that constitute Pari Passu Priority Collateral (the “Pari Passu Post-Petition Assets”) to secure the Revolving Credit Secured Obligations, (x) such replacement or adequate protection Lien on such Pari Passu Post-Petition Assets is junior and subordinate to the Lien on the Pari Passu Post-Petition Assets securing the Pari Passu Secured Obligations (but may be senior to the Lien securing the Subordinated Lien Secured Obligations) and (y) the Pari Passu Representatives and the Subordinated Lien Representatives also receive a replacement or adequate protection Lien on such Pari Passu Post-Petition Assets to secure the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations, respectively, the Pari Passu Representatives, on behalf of itself and each Pari Passu Secured Party, and each Subordinated Lien Representatives, on behalf of itself and each Subordinated Lien Secured Party:
               (1) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such Revolving Credit DIP Financing,
               (2) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such Revolving Credit DIP Financing except as set forth in Section 8.3 below, and
               (3) will subordinate (and will be deemed hereunder to have subordinated) the Lien securing the Pari Passu Secured Obligations and the Lien securing the Subordinated Lien Secured Obligations, respectively, on the Revolving Credit Priority Collateral (i) to such Revolving Credit DIP Financing on the same terms as the Lien securing the Revolving Credit Secured Obligations (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the Revolving Credit Claimholders on the same terms as the Lien securing the Revolving Credit Secured Obligations (and such subordination will not alter in any manner the terms of this Agreement) and (iii) to any “carve-out,” including for debtor’s professionals, agreed to by the Revolving Credit Representative or the other Revolving Credit Claimholders.
               (b) If any Grantor becomes subject to any Insolvency or Liquidation Proceeding at any time prior to the Discharge of Pari Passu Secured Obligations, and if any Pari Passu

Representative or any of the other Pari Passu Secured Parties desire to consent (or not object) to the use of cash collateral that constitutes Pari Passu Priority Collateral under the Bankruptcy Code or to provide financing to any Grantor under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Grantor by any third party (any such financing, “Pari Passu DIP Financing”), which Pari Passu DIP Financing shall be secured by the Pari Passu Priority Collateral, then each of the Revolving Credit Agents agrees, on behalf of the Revolving Credit Claimholders, and each Subordinated Lien Representative agrees, on behalf of itself and the other Subordinated Lien Secured Parties, respectively, that so long as (1) the Revolving Credit Agent and the Subordinated Lien Representatives, as the case may be, retains the Liens on the Collateral to secure the Revolving Credit Secured Obligations and the Subordinated Lien Secured Obligations, respectively (in each case, including proceeds thereof arising after the commencement of any such Insolvency or Liquidation Proceeding), and, as to the Lien on the Revolving Credit Primary Collateral securing the Revolving Credit Secured Obligations only, such Lien has the same priority as existed prior to the commencement of such Insolvency or Liquidation Proceeding and any Lien securing such Pari Passu DIP Financing is junior and subordinate to the Lien securing the Revolving Credit Secured Obligations on the Revolving Credit Priority Collateral, (2) all Liens on Pari Passu Priority Collateral securing any such Pari Passu DIP Financing shall be senior to or on a parity with the Liens securing the Pari Passu Secured Obligations on such Pari Passu Priority Collateral and (3) if the Pari Passu Representatives receive a replacement or adequate protection Lien on post-petition assets of any Grantor that constitute Revolving Credit Priority Collateral (the “Revolving Credit Lien Post-Petition Assets”) to secure the Pari Passu Secured Obligations, (x) such replacement or adequate protection Lien on such Revolving Credit Lien Post-Petition Assets is junior and subordinate to the Lien on the Revolving Credit Lien Post-Petition Assets securing the Revolving Credit Secured Obligations (but may be senior to the Lien securing the Subordinated Lien Secured Obligations) and (y) the Revolving Credit Agents and Subordinated Lien Representatives also receives a replacement or adequate protection Lien on such Revolving Credit Lien Post-Petition Assets to secure the Revolving Credit Secured Obligations and the Subordinated Lien Secured Obligations, respectively, the Revolving Credit Agents, on behalf of itself and each Revolving Credit Secured Party, and each Subordinated Lien Representative, on behalf of itself and each Subordinated Lien Secured Party:
               (1) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such Pari Passu DIP Financing,
               (2) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such Pari Passu DIP Financing except as set forth in Section 8.3 below, and
               (3) will subordinate (and will be deemed hereunder to have subordinated) the Lien securing the Revolving Credit Secured Obligations and the Lien securing the Subordinated Lien Secured Obligations, respectively, on the Pari Passu Priority Collateral (i) to such Pari Passu DIP Financing on the same terms as the Lien securing the Pari Passu Secured Obligations (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the Pari Passu Secured Parties on the same terms as the Lien securing the Pari Passu Secured Obligations (and such subordination will not alter in any manner the terms of this

Agreement) and (iii) to any “carve-out,” including for debtor’s professionals, agreed to by such Pari Passu Representatives or the other Pari Passu Secured Parties.
               (c) If any Grantor becomes subject to any Insolvency or Liquidation Proceeding at any time prior to the Discharge of Pari Passu Secured Obligations, and if the Authorized Pari Passu Collateral Agent consents (or not object) to the use of cash collateral that constitutes Pari Passu Priority Collateral under the Bankruptcy Code or to provide financing to any Grantor under the Bankruptcy Code or consents (or not object) to the provision of a Pari Passu DIP Financing, which Pari Passu DIP Financing shall be secured by the Pari Passu Priority Collateral, then each Pari Passu Representative agrees, on behalf of itself and each of the Pari Passu Secured Parties, respectively, that so long as (1) each of the Pari Passu Representatives retains the Liens on the Collateral to secure the Pari Passu Secured Obligations (in each case, including proceeds thereof arising after the commencement of any such Insolvency or Liquidation Proceeding), and such Lien has the same priority as existed prior to the commencement of such Insolvency or Liquidation Proceeding, (2) all Liens on Pari Passu Priority Collateral securing any such Pari Passu DIP Financing shall be senior to or on a parity with the Liens securing the Pari Passu Secured Obligations on such Pari Passu Priority Collateral, and (3) if any Pari Passu Representative receives a replacement or adequate protection Lien on post-petition assets of any Grantor, each other Pari Passu Representative also receives a replacement or adequate protection Lien on post-petition assets of such Grantor (each such Lien to be Equally and Ratably secured), each Non-Controlling Secured Party:
               (1) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the use of such cash collateral or to such Pari Passu DIP Financing,
               (2) will not request or accept adequate protection or any other relief in connection with the use of such cash collateral or such Pari Passu DIP Financing except as set forth in Section 8.3 below, and
               (3) will subordinate (and will be deemed hereunder to have subordinated) its Liens securing its pre-petition Pari Passu Secured Obligations on the Collateral (i) to such Pari Passu DIP Financing (and such subordination will not alter in any manner the terms of this Agreement), (ii) to any adequate protection provided to the Pari Passu Secured Parties (and such subordination will not alter in any manner the terms of this Agreement) and (iii) to any “carve-out,” including for debtor’s professionals, agreed to by such Pari Passu Representatives or the other Pari Passu Secured Parties.
If any Pari Passu Secured Party is granted any form of adequate protection payments, including in the form of periodic payments, in connection with any Revolving Credit DIP Financing or Pari Passu DIP Financing, the proceeds of such adequate protection shall be applied pursuant to Section 6.3(a) hereof.
               (d) All Liens granted to the Revolving Credit Agents or any Pari Passu Representative or any Subordinated Lien Representative in any Insolvency or Liquidation Proceeding, whether as adequate protection or otherwise, are intended to be and shall be deemed to be subject to the lien priorities set forth in Section 2.1 and the other terms and conditions of this Agreement.
     8.2 Relief from the Automatic Stay.
               (a) Until the Discharge of Revolving Credit Secured Obligations has occurred, each Pari Passu Representative, on behalf of itself and each other Pari Passu Secured Party, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any Revolving Credit Priority Collateral (other than, in the case of any Pari Passu Representative, to the extent such relief is required to exercise its rights under Section 5.3), without the prior written consent of the Revolving Credit Agents.
               (b) Until the Discharge of Pari Passu Secured Obligations has occurred, each Revolving Credit Agent, on behalf of itself and each other Revolving Credit Claimholder each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, and each Non-Controlling Secured Party agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any Pari Passu Priority Collateral (other than, in the case of any Revolving Credit Agent, to the extent such relief is required to exercise its rights under Section 5.3), without the prior written consent of the Authorized Pari Passu Collateral Agent.
     8.3 Adequate Protection.
               (a) Each Pari Passu Representative, on behalf of itself and each of the Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, agrees that none of them shall contest (or support any other Person contesting):
               (1) any request by any Revolving Credit Agent for adequate protection with respect to any Revolving Credit Priority Collateral or any adequate protection provided to any Revolving Credit Agents or any Revolving Credit Claimholder in respect of its interests in the Revolving Credit Priority Collateral;
               (2) any objection by any Revolving Credit Agent to any motion, relief, action or proceeding based on the Revolving Credit Agents or the other Revolving Credit Claimholders claiming a lack of adequate protection with respect to the Revolving Credit Priority Collateral; or
               (3) the payment of interest, fees, expenses or other amounts to the Revolving Credit Agents or any other Revolving Credit Claimholder under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise; provided that any action described in the foregoing clauses (1) and (2) does not violate Section 8.1.
Each Pari Passu Representative, on behalf of itself and the other Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien

Secured Parties, further agrees that, prior to the Discharge of Revolving Credit Secured Obligations, none of them shall assert or enforce any claim under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise that is senior to or on a parity with the Liens on the Revolving Credit Primary Collateral securing the Revolving Credit Secured Obligations for costs or expenses of preserving or disposing of any Revolving Credit Priority Collateral.
               (b) Each Revolving Credit Agent, on behalf of itself and each of the other Revolving Credit Claimholders, and the Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, agrees that none of them shall contest (or support any other Person contesting):
               (1) any request by any Pari Passu Representative for adequate protection with respect to any Pari Passu Priority Collateral or any adequate protection provided to any Pari Passu Representative or any other Pari Passu Secured Party in respect of its interests in the Pari Passu Priority Collateral;
               (2) any objection by any Pari Passu Representative to any motion, relief, action or proceeding based on any Pari Passu Representative or any Pari Passu Secured Party claiming a lack of adequate protection with respect to the Pari Passu Priority Collateral; or
               (3) the payment of interest, fees, expenses or other amounts to the Pari Passu Representatives or any other Pari Passu Secured Party under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise; provided that any action described in the foregoing clauses (1) and (2) does not violate Section 8.1.
Each Revolving Credit Agent, on behalf of each Revolving Credit Claimholder, and each Subordinated Lien Representative, on behalf of itself and the other Subordinated Lien Secured Parties, further agrees that, prior to the Discharge of Pari Passu Secured Obligations, none of them shall assert or enforce any claim under Section 506(b) or 506(c) of the Bankruptcy Code or otherwise that is senior to or on a parity with the Liens on the Pari Passu Priority Collateral securing the Pari Passu Secured Obligations for costs or expenses of preserving or disposing of any Pari Passu Priority Collateral.
               (c) Notwithstanding the foregoing provisions in this Section 8.3, in any Insolvency or Liquidation Proceeding:
               (1) in the event any of the Revolving Credit Agents or any of the other Revolving Credit Claimholders is granted adequate protection in respect of Revolving Credit Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Revolving Credit Priority Collateral), then each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, agrees that the Pari Passu Secured Parties and the Subordinated Lien Secured Parties may also be granted a Lien on the same additional collateral as security for (x) the Pari Passu Secured Obligations and for any Cash Collateral use or Pari Passu DIP Financing and (y) the Subordinated Lien Secured Obligations, as the case may be; and each Pari Passu Representative, on behalf of itself and each Pari Passu Secured Party, and each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, agrees that any Lien on such additional collateral securing the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations, as the case may be, shall be subordinated (except, in the case of the Pari Passu Secured Obligations, to the extent that the Pari Passu Secured Parties already had a Lien on such Collateral (in which case the priorities established by Section 2.1 shall apply)) to the Liens on such collateral securing the Revolving Credit Secured Obligations and any Cash Collateral use or Revolving Credit DIP Financing (and all Obligations relating thereto), all on the same basis as the other Liens of the Pari Passu Secured Parties and the Liens of the Subordinated Lien Secured Parties on the Revolving Credit Priority Collateral; and
               (2) in the event any of the Pari Passu Secured Parties is granted adequate protection in respect of Pari Passu Priority Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Pari Passu Priority Collateral), then the Pari Passu Representative, on behalf of itself and the Pari Passu Secured Parties agree that the Revolving Credit Agents, the other Revolving Credit Claimholders, the Subordinated Lien Representative and the Subordinated Lien Secured Parties may also be granted a Lien on the same additional collateral as security for (x) the Revolving Credit Secured Obligations and for any Cash Collateral use or Revolving Credit DIP Financing and (y) the Subordinated Lien Secured Obligations, as the case may be, and each Revolving Credit Agent, on behalf of itself and each Revolving Credit Claimholder, and the Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, agrees that any Lien on such additional collateral securing the Revolving Credit Secured Obligations or the Subordinated Lien Secured Obligations, as the case may be, shall be subordinated (except, in the case of the Revolving Credit Secured Obligations, to the extent that the Revolving Credit Agents or any other Revolving Credit Claimholders already had a Lien on such Collateral (in which case the priorities established by Section 2.1 shall apply)) to the Liens on such collateral securing the Pari Passu Secured Obligations and any Cash Collateral use or Pari Passu DIP Financing provided by any Pari Passu Secured Parties (and all Obligations relating thereto), all on the same basis as the other Liens of the Revolving Credit Agents and the other Revolving Credit Claimholders and the Liens of the Subordinated Lien Representatives and the Subordinated Secured Parties on the Pari Passu Priority Collateral.
               (d) Except as otherwise expressly set forth in Section 8.1 or in connection with the exercise of remedies with respect to (i) the Revolving Credit Priority Collateral, nothing herein shall limit the right of the Pari Passu Representatives and the Pari Passu Secured Parties to seek adequate protection with respect to their rights in the Pari Passu Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (ii) the Pari Passu Priority Collateral, nothing herein shall limit the right of the Revolving Credit Agents and the other Revolving Credit Claimholders to seek adequate protection with respect to their rights in the Revolving Credit Priority Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

     8.4 Avoidance Issues. If any Revolving Credit Claimholders, Pari Passu Secured Parties or Subordinated Lien Secured Parties are required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of any Borrower or any other Grantor any amount paid in respect of Revolving Credit Secured Obligations, the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations, as the case may be, (a “Recovery”), then such Revolving Credit Claimholders, Pari Passu Secured Parties, or Subordinated Lien Secured Parties, as the case may be, shall be entitled to a reinstatement of Revolving Credit Secured Obligations, the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations, as the case may be, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.
     8.5 Reorganization Securities. If, in any Insolvency or Liquidation Proceeding, debt obligations of the reorganized debtor secured by Liens upon any property of the reorganized debtor are distributed pursuant to a plan of reorganization or similar dispositive restructuring plan, on account of one or more of the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations, then, to the extent the debt obligations distributed on account of two or more of the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations are secured by Liens upon the same property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the debt obligations so distributed, to the Liens securing such debt obligations and the distribution of proceeds thereof.
     8.6 Post-Petition Interest.
               (a) Each Pari Passu Representative, on behalf of itself and the Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, agrees that none of them shall oppose or seek to challenge any claim by any Revolving Credit Agent or any other Revolving Credit Claimholder for allowance in any Insolvency or Liquidation Proceeding of Revolving Credit Secured Obligations consisting of Post-Petition Interest, fees or expenses to the extent of (x) the value of the Lien on Revolving Credit Priority Collateral securing any Revolving Credit Secured Obligations, without regard to the existence of any Lien of the Pari Passu Representatives (on behalf of the Pari Passu Secured Parties) on the Revolving Credit Priority Collateral or the existence of any Lien of the Subordinated Lien Representatives (on behalf of the Subordinated Lien Secured Parties) on the Revolving Credit Priority Collateral and (y) the value of the Lien on Pari Passu Priority Collateral securing any Revolving Credit Secured Obligations, taking into account the existence of any Lien of the Pari Passu Representatives on behalf of the Pari Passu Secured Parties on any Pari Passu Priority Collateral.
               (b) Each of the Revolving Credit Agents, on behalf of itself and the other Revolving Credit Claimholders, and the Subordinated Lien Representatives, on behalf of itself and the Subordinated Lien Secured Parties, agrees that none of them shall oppose or seek to challenge any claim by any Pari Passu Secured Party for allowance in any Insolvency or Liquidation Proceeding of Pari Passu Secured Obligations consisting of Post-Petition Interest, fees or expenses to the extent of (x) the value of the Lien on Pari Passu Priority Collateral securing any Pari Passu Secured Obligations, without regard to the existence of any Lien of any Revolving Credit Agent (on behalf of the Revolving Credit Claimholders) or the existence of any Lien of the Subordinated Lien Representatives (for the benefit of the Subordinated Lien Secured Creditors) on any Pari Passu Priority Collateral and (y) the value of the Lien on any Revolving Credit Priority Collateral securing any Pari Passu Secured Obligations, taking into account the existence of any Lien of any Revolving Credit Agent on behalf of the Revolving Credit Claimholders on any Revolving Credit Priority Collateral.
     8.7 Waiver — Section 1111(b)(2) Issues.
          (a) The Pari Passu Secured Parties and the Subordinated Lien Secured Parties each waives any objection or claim that any Pari Passu Secured Party or Subordinated Lien Secured Party may hereafter have against any Revolving Credit Claimholder arising out of the election of any Revolving Credit Claimholder of the application of Section 1111(b)(2) of the Bankruptcy Code to any claims of such Revolving Credit Claimholder and agrees that in the case of any such election it shall have no claim or right to payment with respect to the Revolving Credit Priority Collateral in or from such Insolvency or Liquidation Proceeding.
          (b) Each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, and each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, each waives any objection or claim that any Revolving Credit Claimholder or Subordinated Lien Secured Party may hereafter have against any Pari Passu Secured Party arising out of the election of any Pari Passu Secured Party of the application of Section 1111(b)(2) of the Bankruptcy Code to any claims of any Pari Passu Secured Party and agrees that in the case of any such election it shall have no claim or right to payment with respect to the Pari Passu Priority Collateral in or from such Insolvency or Liquidation Proceeding.
     8.8 Asset Dispositions in an Insolvency or Liquidation Proceeding.
               (a) No Pari Passu Secured Party or Subordinated Lien Secured Party shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any Revolving Credit Priority Collateral that is supported by the Revolving Credit Agents or object to any related sale process (including any sale or bidding procedures motion), and the Pari Passu Secured Parties and the Subordinated Secured Parties will be deemed (i) to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Revolving Credit Priority Collateral supported by the Revolving Credit Agents and (ii) to have released their Liens on such assets (but not on the proceeds of such assets).
               (b) No Revolving Credit Claimholder or Subordinated Lien Secured Party shall, in an Insolvency or Liquidation Proceeding or otherwise, oppose any sale or disposition of any Pari Passu Priority Collateral that is supported by the Authorized Pari Passu Collateral Agent or object to any related sale process (including any sale or bidding procedures motion), and the other Revolving Credit Claimholders and the Subordinated Lien Secured Parties will be deemed (i) to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale of any Pari Passu Priority Collateral supported by the Authorized Pari Passu Collateral Agent and (ii) to have released their Liens on such assets (but not on the proceeds of such assets); provided that this

Section 8.8(b) shall not apply to any sale or disposition of Real Property unless the Revolving Credit Agents have received at least 90 days prior notice of the consummation of any such sale.
     8.9 Additional Section 363 and Section 364 Matters.
               (a) To the extent that any Revolving Credit Claimholder or any Subordinated Lien Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or otherwise with respect to any of the Pari Passu Priority Collateral, each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, and each Subordinated Lien Representative, on behalf of each Subordinated Lien Secured Party, agrees not to assert any of such rights without the prior written consent of the Authorized Pari Passu Collateral Agent; provided that if requested by the Authorized Pari Passu Collateral Agent, the Revolving Credit Agents and the Subordinated Lien Representatives shall each timely exercise such rights in the manner requested by the Authorized Pari Passu Collateral Agent, including any rights to payments in respect of such rights.
               (b) To the extent that any Pari Passu Secured Party or any Subordinated Lien Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code or otherwise with respect to any of the Revolving Credit Priority Collateral, each Pari Passu Representative, on behalf of itself and the Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, agrees not to assert any of such rights without the prior written consent of the Revolving Credit Agents; provided that if requested by the Revolving Credit Agents, each Pari Passu Representative and each Subordinated Lien Representative shall each timely exercise such rights in the manner requested by the Revolving Credit Agents, including any rights to payments in respect of such rights.
     8.10 Effectiveness in Insolvency or Liquidation Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under Section 510(a) of the Bankruptcy Code, shall be effective before, during and after the commencement of an Insolvency or Liquidation Proceeding.
     8.11 Separate Grants of Security and Separate Classification. Each Revolving Credit Claimholder, Pari Passu Secured Party, and Subordinated Lien Secured Party, hereby acknowledges and agrees that (a) the grants of Liens pursuant to the Revolving Credit Security Documents, the Pari Passu Security Documents and the Subordinated Lien Security Documents constitute three separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Collateral, the Pari Passu Secured Obligations, the Revolving Credit Secured Obligations and the Subordinated Lien Secured Obligations are each fundamentally different from the each other and should be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of any of the Revolving Credit Claimholders, the Pari Passu Secured Parties and the Subordinated Lien Secured Parties in respect of the Collateral constitute claims in the same class (rather than separate classes of senior and junior secured claims), then each Revolving Credit Claimholder, Pari Passu Secured Party, and Subordinated Lien Secured Party, hereby acknowledges and agrees that all distributions shall be made as if there were separate classes of Revolving Credit Secured Obligation claims, Pari Passu Secured Obligation claims and Subordinated Lien Secured

Obligation claims against the Grantors (with the effect being that, (i) to the extent that the aggregate value of the Revolving Credit Priority Collateral is sufficient (for this purpose ignoring all claims held by the Pari Passu Secured Parties and the Subordinated Lien Secured Parties), the Revolving Credit Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that is available from the Revolving Credit Priority Collateral, before any distribution is made in respect of the claims held by the Pari Passu Secured Parties or the Subordinated Lien Secured Parties, (ii) to the extent that the aggregate value of the Pari Passu Priority Collateral is sufficient (for this purpose ignoring all claims held by the Revolving Credit Claimholders and the Subordinated Lien Secured Parties), the Pari Passu Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that is available from the Pari Passu Priority Collateral, before any distribution is made in respect of the claims held by the Revolving Credit Claimholders and the Subordinated Lien Secured Parties and (iii) to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Subordinated Lien Secured Parties), the Pari Passu Secured Parties and the Revolving Credit Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest that is available from the Collateral, before any distribution is made in respect of the claims held by the Subordinated Lien Secured Parties, in each case, with the other Claimholders hereby acknowledging and agreeing to turn over to the respective other Claimholders amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the aggregate recoveries.
     IX. RELIANCE; WAIVERS; ETC.
     9.1 Reliance. Other than any reliance on the terms of this Agreement, each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, acknowledges that it and such other Revolving Credit Claimholders have, independently and without reliance on any Pari Passu Secured Party or any Subordinated Lien Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Revolving Credit Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Revolving Credit Loan Documents or this Agreement. Other than any reliance on the terms of this Agreement, each Pari Passu Representative, on behalf of itself and the Pari Passu Secured Parties, acknowledges that it and such other Pari Passu Secured Parties have, independently and without reliance on any Revolving Credit Claimholder or any Subordinated Lien Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Pari Passu Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Pari Passu Loan Documents or this Agreement. Other than any reliance on the terms of this Agreement, the Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, acknowledges that it and the Subordinated Lien Secured Parties have, independently and without reliance on any Revolving Credit Claimholder or any Pari Passu Secured Party, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into the Subordinated Lien Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Subordinated Lien Loan Documents or this Agreement.
     9.2 No Warranties or Liability. Each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, acknowledges and agrees that each of the Pari Passu Secured Parties and the Subordinated Lien Secured Parties has made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Pari Passu Loan Documents or any Subordinated Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Pari Passu Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Pari Passu Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each Pari Passu Representative, on behalf of itself and the Pari Passu Secured Parties, acknowledges and agrees that none of the Revolving Credit Claimholders or the Subordinated Lien Secured Parties has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Revolving Credit Loan Documents or any Subordinated Lien Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Revolving Credit Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Revolving Credit Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. Each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, acknowledges and agrees that none of the Revolving Credit Claimholders or the Pari Passu Secured Parties has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Revolving Credit Loan Documents or the Pari Passu Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Subordinated Lien Secured Parties will be entitled to manage and supervise their respective loans and extensions of credit under the Subordinated Lien Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Pari Passu Secured Parties and the Subordinated Lien Secured Parties shall have no duty to the Revolving Credit Agents or any of the other Revolving Credit Claimholders to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Borrower or any other Grantor (including the Revolving Credit Loan Documents), regardless of any knowledge thereof which they may have or be charged with. The Subordinated Lien Secured Parties and the Revolving Credit Agents and the other Revolving Credit Claimholders shall have no duty to the Pari Passu Representatives or any of the Pari Passu Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Borrower or any other Grantor (including the Pari Passu Loan Documents), regardless of any knowledge thereof which they may have or be charged with. The Pari Passu Representatives and Pari Passu Secured Parties and the Revolving Credit Agents and the other Revolving Credit Claimholders shall have no duty to the Subordinated Lien Representatives or any of the other Subordinated Lien Secured Parties to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Borrower or any other Grantor (including the Subordinated Lien Loan Documents), regardless of any knowledge thereof which they may have or be charged with.
     9.3 No Waiver of Lien Priorities.
               (a) No right of any Revolving Credit Claimholder, any Pari Passu Secured Party or any Subordinated Lien Secured Party to enforce any provision of this Agreement, any Revolving Credit Loan Document, any Pari Passu Loan Document or any Subordinated Lien Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Borrower or any other Grantor or by any act or failure to act by such Persons or by any noncompliance by any such Persons with the terms, provisions and covenants of this Agreement, any of the Revolving Credit Loan Documents, any of the Pari Passu Loan Documents or any of the Subordinated Lien Loan Documents, regardless of any knowledge thereof which such Persons, or any of them, may have or be otherwise charged with.
               (b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Borrowers and the other Grantors under the Revolving Credit Loan Documents, Pari Passu Loan Documents and the Subordinated Lien Loan Document and subject to the provisions of Section 7.3), the Revolving Credit Claimholders, the Pari Passu Secured Parties and the Subordinated Lien Secured Parties may, at any time and from time to time in accordance with the Revolving Credit Loan Documents, the Pari Passu Loan Documents, the Subordinated Lien Loan Documents and/or applicable law, without the consent of, or notice to, the other Persons (as the case may be), without incurring any liabilities to such Persons and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:
          (1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Obligations or any Lien or guaranty thereof or any liability of any Borrower or any other Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise Modify in any manner any Liens held by any Revolving Credit Agent, any Pari Passu Representative or any Subordinated Lien Representative or any rights or remedies under any of the Revolving Credit Loan Documents, the Pari Passu Loan Documents or the Subordinated Lien Loan Documents (it being understood that the Revolving Credit Loan Documents, the Pari Passu Loan Documents or the Subordinated Lien Loan Documents each may contain restrictions on any such amendments, renewals, exchanges, increases, alterations and other Modifications, and nothing contained in this clause (1) shall be deemed to permit any amendments, renewals, exchanges, increases, alterations and other Modifications otherwise prohibited thereunder);
          (2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (except to the extent provided in this Agreement) or any liability of any Borrower or any other Grantor or any liability incurred directly or indirectly in respect thereof;
          (3) settle or compromise any Obligation or any other liability of any Borrower or any other Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and
          (4) except to the extent provided in this Agreement, exercise or delay in or refrain from exercising any right or remedy against any security or any Borrower or any other Grantor or any other Person, elect any remedy and otherwise deal freely with any Borrower or any other Grantor.
     9.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Revolving Credit Claimholders, the Pari Passu Secured Parties, and the Subordinated Lien Secured Parties, respectively, hereunder shall remain in full force and effect irrespective of:
               (a) except as expressly provided hereunder with respect to Impairments (including under Sections 1.3 and 6.3 and Articles III and IV), any lack of validity or enforceability of any Revolving Credit Loan Document, any Pari Passu Loan Document or any Subordinated Lien Loan Document;
               (b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations, or any Modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Revolving Credit Loan Document, any Pari Passu Loan Document or any Subordinated Lien Loan Document;
               (c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any Modification, whether in writing or by course of conduct or otherwise, of all or any of the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations, or any guaranty thereof;
               (d) the commencement of any Insolvency or Liquidation Proceeding in respect of any Borrower or any other Grantor; or
               (e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Borrower or any other Grantor in respect of any Revolving Credit Claimholder or any Revolving Credit Secured Obligations, any Pari Passu Secured Party or any Pari Passu Secured Obligations, or any Subordinated Lien Secured Parties or any Subordinated Lien Secured Obligations, in respect of this Agreement.

     X. THE AUTHORIZED COLLATERAL AGENT.
     10.1 Authority.
          (a) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on either Authorized Collateral Agent to any Revolving Credit Claimholder, any Pari Passu Secured Party or any Subordinated Lien Secured Party or give any Non-Controlling Secured Party the right to direct the Authorized Collateral Agent, except that the Authorized Collateral Agent shall be obligated to distribute proceeds of any Common Collateral in accordance with Article VI hereof.
          (b) In furtherance of the foregoing, each of the Non-Controlling Secured Parties acknowledges and agrees that each Authorized Collateral Agent shall be entitled, for the benefit of the Pari Passu Secured Parties or the Subordinated Lien Secured Parties, as the case may be, to sell, transfer or otherwise dispose of or deal with any Common Collateral as provided herein and in the Security Documents, as applicable, for which the Authorized Collateral Agent is the collateral agent of such Common Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled. Without limiting the foregoing, each Non-Controlling Secured Party agrees that the Authorized Collateral Agent and any other Pari Passu Secured Party or Subordinated Lien Secured Party, as the case may be, shall not have any duty or obligation first to marshal or realize upon any type of Common Collateral (or any other Collateral securing any of the Pari Passu Secured Obligations or the Subordinated Lien Secured Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Common Collateral (or any such other Collateral), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. In addition, whether or not it is the Authorized Collateral Agent, no Secured Debt Representative, Pari Passu Secured Party or Subordinated Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral not constituting Common Collateral, or to sell, dispose of or otherwise liquidate all or any portion of such Collateral not constituting Common Collateral, in any manner that would maximize the return to the holders of any other Series of Secured debt, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the holders of any other Series of Secured Debt from such realization, sale, disposition or liquidation. Each of the Revolving Credit Claimholders, the Pari Passu Secured Parties and the Subordinated Lien Secured Parties waives any claim it may now or hereafter have against any Secured Debt Representative or the Authorized Collateral Agent of either Class or any other holder of Secured Obligations of any other Series or Class arising out of (i) any actions which any Secured Debt Representative, any Authorized Collateral Agent or any other holder of Secured Obligations may take or omit to take (including, actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Obligations from any account debtor, guarantor or any other party) in accordance with the applicable Security Documents or any other agreement related thereto or to the collection of the any Secured Obligations or the valuation, use, protection or release of any security for any Secured Obligations, (ii) any election by either Authorized Collateral Agent or any holders of Secured Obligations, in any proceeding instituted under any Insolvency or Liquidation Proceeding, of the application of Section 1111(b) of the Bankruptcy Code or (iii) subject to Section 8.1, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code (or similar provision of law in any other jurisdiction) by, Holdings, Parent Borrower or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, no Secured Debt Representative (including any Authorized Collateral Agent) shall accept any Common Collateral in full or partial satisfaction of any Secured Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction (or similar provision in any other jurisdiction) , without the consent of each of the Secured Debt Representatives representing holders of Pari Passu Secured Obligations or Subordinated Lien Secured Obligations (as the case may be) for whom such Collateral constitutes Common Collateral.
     10.2 Rights as a Secured Party. Any Person serving as an Authorized Collateral Agent hereunder shall have the same rights and powers in its capacity as any other holder of Pari Passu Secured Obligations or Subordinated Lien Secured Obligations, as the case may be, under any Series of Secured Obligations that it holds as any other holder of Indebtedness of such Series and may exercise the same as though it were not the Authorized Collateral Agent Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Parent Borrower or any Subsidiary or other Affiliate thereof as if such Person were not an Authorized Collateral Agent hereunder and without any duty to account therefor to any other holder of Secured Obligations.
     10.3 Exculpatory Provisions.
          (a) No Authorized Collateral Agent shall have any duties or obligations except those expressly set forth herein and in the other Security Documents. Without limiting the generality of the foregoing, no Authorized Collateral Agent:
          (i) shall be subject to any fiduciary or other implied duties of any kind or nature to any Person, regardless of whether an Event of Default has occurred and is continuing;
          (ii) shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the Revolving Credit Loan Documents, the Pari Passu Loan Documents or the Subordinated Lien Loan Documents; provided that no Authorized Collateral Agent shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Authorized Collateral Agent to liability or expense or that is contrary to any Security Document or applicable law;
          (iii) shall, except as expressly set forth herein and in the Revolving Credit Loan Documents, the Pari Passu Loan Documents or the Subordinated Lien Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Parent Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as an Authorized Collateral Agent or any of its Affiliates in any capacity;
          (iv) shall be liable for any action taken or not taken by it (A) with the consent or at the request of either Term Loan Agent or the Controlling Secured Parties or (B) in the absence of its own gross negligence or willful misconduct or (C) in reliance on a certificate of an authorized officer of the Parent Borrower stating that such action is permitted by the terms of this Agreement. No Authorized Collateral Agent shall be deemed to have knowledge of any Event of Default under any Series or Class of Secured Obligations unless and until notice describing such Event Default is given to such Authorized Collateral Agent by the Secured Debt Representative of such Series or Class of Secured Obligations or the Parent Borrower;
          (v) shall be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any Security Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Event of Default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Security Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by any Security Documents, (E) the value or the sufficiency of any Collateral for any Series of Pari Passu Secured Obligations or Subordinated Lien Secured Obligations, or (F) the satisfaction of any condition set forth in any document or agreement, other than to confirm receipt of items expressly required to be delivered to such Authorized Collateral Agent;
          (vi) shall have any fiduciary duties or contractual obligations of any kind or nature under any Additional Secured Debt (but shall be entitled to all protections provided to the Additional Secured Debt Representative therein);
          (vii) with respect to any Pari Passu Loan Document or Subordinated Lien Loan Document, may conclusively assume that the Grantors have complied with all of their obligations thereunder unless advised in writing by the Secured Debt Representative thereunder to the contrary specifically setting forth the alleged violation; and
          (viii) subject to Section 10.4, may conclusively rely on any certificate of an officer of the Parent Borrower.
          (b) Each Pari Passu Secured Party and each Subordinated Loan Secured Party acknowledges that, in addition to acting as the initial Authorized Pari Passu Collateral Agent, Bank of America, N.A. also serves as Revolving Credit Administrative Agent, Revolving Credit Collateral Agent, Term Loan Administrative Agent and Term Loan Collateral Agent, and each Pari Passu Secured Party and each Subordinated Loan Secured Party hereby waives any right to make any objection or claim against Bank of America, N.A. (or any successor Authorized Pari

Passu Collateral Agent, any future Authorized Subordinated Lien Collateral Agent or any of their respective counsel) based on any alleged conflict of interest or breach of duties arising from any Authorized Collateral Agent also serving in any such agency capacity.
     10.4 Reliance by Authorized Collateral Agents. Each Authorized Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it in good faith to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Authorized Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it in good faith to have been made by the proper Person, and shall not incur any liability for relying thereon. Each Authorized Collateral Agent may consult with legal counsel (who may include, but shall not be limited to counsel for the Parent Borrower or counsel for any Secured Debt Representative), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in good faith in accordance with the advice of any such counsel, accountants or experts.
     10.5 Delegation of Duties. Each Authorized Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Security Document by or through any one or more sub-agents appointed by such Authorized Collateral Agent. Each Authorized Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of either Authorized Collateral Agent and any such sub-agent.
     10.6 Existence and Amounts of Liens and Obligations. Whenever either Authorized Collateral Agent or any Secured Debt Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Pari Passu Secured Obligations or Subordinated Lien Secured Obligations of any Series, or the Common Collateral subject to any Lien securing the Obligations of any Series, it may request that such information be furnished to it in writing by each other Secured Debt Representative and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Secured Debt Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Authorized Collateral Agent or Secured Debt Representative shall be entitled to make any such determination or not make any determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Parent Borrower. Each Authorized Collateral Agent and each Secured Debt Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any holder of Secured Obligations or any other Person as a result of such determination.

     XI. MISCELLANEOUS.
     11.1 Conflicts; No Additional Rights. In the event of any conflict between the provisions of this Agreement and the provisions of any Revolving Credit Loan Document, any Pari Passu Loan Document or any Subordinated Lien Loan Document, the provisions of this Agreement shall govern and control; provided that (i) to the extent the provisions of any applicable Revolving Credit Loan Documents reserve in favor of any particular Revolving Credit Agents or other Revolving Credit Claimholders (or any subset thereof) any rights to direct rights and remedies with respect to any of the Collateral, such rights shall not be deemed to have been granted to any other Revolving Credit Claimholders solely as a result of the provisions of this Agreement, (ii) to the extent the provisions of any applicable Pari Passu Loan Documents reserve in favor of any Pari Passu Representative or any other Pari Passu Secured Parties (or any subset thereof) any rights to direct rights and remedies with respect to any of the Collateral, such rights shall not be deemed to have been granted to any Pari Passu Secured Parties solely as a result of the provisions of this Agreement and (iii) to the extent the provisions of any applicable Subordinated Lien Loan Documents reserve in favor of any Subordinated Lien Representative or any other Subordinated Lien Secured Parties (or any subset thereof) any rights to direct rights and remedies with respect to any of the Collateral, such rights shall not be deemed to have been granted to any Subordinated Lien Secured Parties solely as a result of the provisions of this Agreement.
     11.2 Effectiveness; Continuing Nature of this Agreement; Severability. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the Revolving Credit Claimholders, the Pari Passu Secured Parties, and the Subordinated Lien Collateral Agent and the Subordinated Lien Secured Parties may continue, at any time and without notice to any of the others, to extend credit and other financial accommodations and lend monies to or for the benefit of any Borrower or any other Grantor in reliance hereon. Each such Person hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to any Borrower or any other Grantor shall include such Borrower or such other Grantor as debtor and debtor-in-possession and any receiver or trustee for any Borrower or any other Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:
               (a) with respect to the Revolving Credit Agents and the other Revolving Credit Claimholders and the Revolving Credit Secured Obligations, on the date of the Discharge of Revolving Credit Secured Obligations, subject to the provisions of Section 7.6 and the rights of the Revolving Credit Agents and the other Revolving Credit Claimholders under Section 8.4;
               (b) with respect to the Pari Passu Representatives and the Pari Passu Secured Parties and the Pari Passu Secured Obligations, on the date of the Discharge of Pari Passu Secured Obligations, subject to the provisions of Section 7.6 and the rights of the Pari Passu Representatives and the other Pari Passu Secured Parties under Section 8.4; and

               (c) with respect to the Subordinated Lien Representatives and the other Subordinated Lien Secured Parties and the Subordinated Lien Secured Obligations, on the earlier of (i) the date of the Discharge of Subordinated Lien Secured Obligations, subject to the rights of the Subordinated Lien Representatives and the other Subordinated Lien Secured Parties under Section 8.4 and (ii) the date that both of the conditions set forth in clauses (a) and (b) above have occurred.
     11.3 Amendments; Waivers. No amendment, modification or waiver of any of the provisions of this Agreement (other than pursuant to any Intercreditor Joinder Agreement) shall be deemed to be made unless the same shall be in writing signed on behalf of Borrower (to the extent required pursuant to the last sentence of this Section 11.3), the Revolving Credit Agents, the Pari Passu Representatives, the Subordinated Lien Representatives or their respective authorized agents and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, any Revolving Credit Agent or Secured Debt Representative may become a party hereto by execution and delivery of an Intercreditor Joinder Agreement substantially in the form of Exhibit B hereto without the consent of any Revolving Credit Agent or any other Revolving Credit Claimholder, any Pari Passu Representative or any other Pari Passu Secured Party or any Subordinated Lien Representative or any other Subordinated Lien Secured Party, and upon such execution and delivery, such Revolving Credit Agent or Secured Debt Representative, as the case may be, and the additional Claimholders and Additional Secured Debt of the Series for which such Revolving Credit Agent or Secured Debt Representative is acting shall be subject to the terms hereof.
Notwithstanding the foregoing, no Borrower nor any other Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent its rights or interests are directly and adversely affected in any material respect (which includes, but is not limited to any amendment to any Grantor’s ability to cause additional obligations to constitute Revolving Credit Secured Obligations, Pari Passu Secured Obligations or Subordinated Lien Secured Obligations as such Grantor may designate).
     11.4 Information Concerning Financial Condition of Holdings, the Borrowers and their Respective Subsidiaries. The Revolving Credit Claimholders, the Pari Passu Secured Parties, and the Subordinated Lien Secured Parties shall each be responsible for keeping themselves informed of (a) the financial condition of Holdings, the Borrowers and their respective Subsidiaries and all endorsers and/or guarantors of the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations or Subordinated Lien Secured Obligations and (b) all other circumstances bearing upon the risk of nonpayment of any of the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations or Subordinated Lien Secured Obligations. None of the Revolving Credit Claimholders, the Pari Passu Secured Parties or the Subordinated Lien Secured Parties shall have any duty to advise the other of information known to it or them regarding any such condition or any such circumstances or otherwise. In the event that any of the Revolving Credit Claimholders, the Pari Passu Secured Parties, or the Subordinated Lien Secured Parties undertake at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation:

               (a) to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;
               (b) to provide any additional information or to provide any such information on any subsequent occasion;
               (c) to undertake any investigation; or
               (d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.
     11.5 Subrogation.
               (a) With respect to the value of any payments or distributions in cash, property or other assets that any Pari Passu Secured Party pays over to any Revolving Credit Claimholder under the terms of this Agreement, the Pari Passu Secured Parties shall be subrogated to the rights of the Revolving Credit Claimholders; provided, however, that each Pari Passu Representative, on behalf of itself and the Pari Passu Secured Parties, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Revolving Credit Secured Obligations has occurred. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by any Pari Passu Representative or any Pari Passu Secured Party that are paid over to any Revolving Credit Agent or any other Revolving Credit Claimholder pursuant to this Agreement shall not reduce any of the Pari Passu Secured Obligations.
               (b) With respect to the value of any payments or distributions in cash, property or other assets that any Revolving Credit Agent or any other Revolving Credit Claimholder pays over to any Pari Passu Secured Party under the terms of this Agreement, the Revolving Credit Agents and the other Revolving Credit Claimholders shall be subrogated to the rights of the Pari Passu Secured Parties; provided, however, that each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Pari Passu Secured Obligations has occurred. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by any Revolving Credit Agent or any other Revolving Credit Claimholder that are paid over to any Pari Passu Representative or any Pari Passu Secured Party pursuant to this Agreement shall not reduce any of the Revolving Credit Secured Obligations.
               (c) With respect to the value of any payments or distributions in cash, property or other assets that the Subordinated Lien Representative or any Subordinated Lien Secured Party pays over to any Pari Passu Secured Party or any other Revolving Credit Claimholder under the terms of this Agreement, the Subordinated Lien Secured Parties shall be subrogated to the rights of the Pari Passu Secured Party and the Revolving Credit Claimholders, as the case may be; provided, however, that Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, hereby agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Revolving Credit Secured Obligations and the Discharge of Pari Passu Secured Obligations has each occurred. Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by any Subordinated Lien Secured Party that are paid over to any Pari Passu Secured Party or any Revolving Credit Claimholder pursuant to this Agreement shall not reduce any of the Subordinated Lien Secured Obligations.
     11.6 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
     11.7 CONSENT TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS.
               (a) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY HERETO MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT IN THE COURTS OF ANY JURISDICTION.
               (b) EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY COURT REFERRED TO IN THE PREVIOUS PARAGRAPH. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
               (c) EACH OF THE PARTIES HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, IN THE MANNER PROVIDED FOR NOTICES (OTHER

THAN TELECOPIER, E-MAIL OR OTHER ELECTRONIC TRANSMISSION) IN SECTION 11.9. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE REQUIREMENTS OF LAW.
     11.8 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
     11.9 Notices. All notices to the Revolving Credit Claimholders permitted or required under this Agreement shall be sent to the Revolving Credit Agents, on behalf of the Revolving Credit Claimholders (and the Revolving Credit Agents shall distribute such notices to the other Revolving Credit Claimholders). All notices to the Pari Passu Secured Parties permitted or required under this Agreement shall be sent to the Pari Passu Representatives, on behalf of the Pari Passu Secured Parties (and the Pari Passu Representatives shall distribute such notices to the other Pari Passu Secured Parties). All notices to the Subordinated Lien Secured Parties permitted or required under this Agreement shall be sent to the Subordinated Lien Representatives on behalf of the Subordinated Lien Secured Parties (and the Subordinated Lien Representatives for further distribution to the other Subordinated Lien Secured Parties). Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.
     11.10 Further Assurances. Each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, each Pari Passu Representative, on behalf of itself and the Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, agrees that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as any Revolving Credit Agent, the Pari Passu Representative or the Subordinated Lien Representative may reasonably request to effectuate the terms of, and the Lien priorities contemplated by, this Agreement.

     11.11 Binding Effect on Successors and Assigns and on Claimholders and Agents. This Agreement shall be binding upon the Revolving Credit Agents and the other Revolving Credit Claimholders, the Pari Passu Representatives and the Pari Passu Secured Parties, the Subordinated Lien Representatives and the Subordinated Lien Secured Parties, and their respective successors and assigns. Each Revolving Credit Agent represents that it has not agreed to any modification of the provisions in the Revolving Credit Loan Documents authorizing it to execute this Agreement and bind the other Revolving Credit Claimholders, each Pari Passu Representative represents that it has not agreed to any modification of the provisions in the Pari Passu Loan Documents authorizing it to execute this Agreement and bind the other Pari Passu Secured Parties and each Subordinated Lien Representative represents that it has not agreed to any modification of the provisions in the Subordinated Lien Loan Documents authorizing it to execute this Agreement and bind the other Subordinated Lien Secured Parties. Notwithstanding any implication to the contrary in any provision in any other section of the Agreement, no Revolving Credit Agent, Pari Passu Representative or any Subordinated Lien Representative makes any representation regarding the validity or binding effect of any of the Revolving Credit Loan Documents, any of the Pari Passu Loan Documents or any of the Subordinated Lien Loan Documents, respectively, or their authority to bind any of the Claimholders through their execution of this Agreement.
     11.12 Specific Performance. Each of the Revolving Credit Agents, each Pari Passu Representative and each Subordinated Lien Representative may demand specific performance of this Agreement. Each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, each Pari Passu Representative, on behalf of itself and the Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by any Revolving Credit Claimholder, by any Pari Passu Secured Party, or by any Subordinated Lien Secured Party, as the case may be.
     11.13 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
     11.14 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy or electronic image scan transmission (e.g., PDF) shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.
     11.15 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.
     11.16 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Revolving Credit Agents and the other Revolving Credit Claimholders, the Pari Passu Representatives and the Pari Passu Secured Parties, and the Subordinated Lien Representatives and the Subordinated Lien Secured Parties. Nothing in this Agreement shall impair, as between any of the Borrowers and any of the other Grantors and any of the Revolving Credit Agents and any of the other Revolving Credit Claimholders, as between any of the Borrower and any of the other Grantors and the Pari Passu Representatives and any of the Pari Passu Secured Parties, or as between any of the Borrower and any of the other Grantors and the Subordinated Lien Representatives and any of the Subordinated Lien Secured Parties, the obligations of the Borrowers and the other Grantors to pay principal, interest, fees and other amounts as provided in the Revolving Credit Loan Documents, the Pari Passu Loan Documents and the Subordinated Lien Loan Documents, respectively.
     11.17 Provisions Solely to Define Relative Rights. Except with respect to the bailee and agency provisions of Section 7.4, Sections 7.5(a) and (to the extent expressly provided therein) Section 7.6, the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of (i) the Revolving Credit Agents and the other Revolving Credit Claimholders, (ii) the Pari Passu Representatives and the Pari Passu Secured Parties and (iii) the Subordinated Lien Representatives and the Subordinated Lien Secured Parties. Except with respect to the bailee and agency provisions of Section 7.4, Sections 7.5(a) and (to the extent expressly provided therein) Section 7.6, none of the Borrowers, any other Grantor or any other creditor thereof shall have any rights hereunder and neither any Borrower nor any other Grantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of any Borrower or any other Grantor to pay or perform the Revolving Credit Secured Obligations, the Pari Passu Secured Obligations and the Subordinated Lien Secured Obligations as and when the same shall become due and payable in accordance with their terms.
     11.18 Marshalling of Assets. Each Pari Passu Representative, on behalf of itself and the Pari Passu Secured Parties, and each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, each hereby waives any and all rights to have the Revolving Credit Priority Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of any Revolving Credit Agent’s Liens on the Revolving Credit Priority Collateral. Each Revolving Credit Agent, on behalf of itself and the other Revolving Credit Claimholders, and each Subordinated Lien Representative, on behalf of itself and the Subordinated Lien Secured Parties, each hereby waives any and all rights to have the Pari Passu Priority Collateral, or any part thereof, marshaled upon any foreclosure or other enforcement of any Pari Passu Secured Party’s Liens on the Pari Passu Priority Collateral.
     11.19 Joinder of Additional Grantors. The Grantors party hereto shall cause each Person which, from time to time, after the date hereof, becomes party to any Revolving Credit Security Document, any Pari Passu Security Document or any Subordinated Lien Security Document as a “Grantor” or a “Pledgor” (or the equivalent thereof), to execute and deliver to the Agents an Intercreditor Joinder Agreement within five Business Days (or such longer period as may be determined by the Agents in their sole discretion) of the date on which such Person became a party to such Revolving Credit Security Document, such Pari Passu Security Document and/or such Subordinated Lien Security Document, and upon execution and delivery of such Intercreditor Joinder Agreement, such Person shall constitute a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Grantor herein.

The execution and delivery of such Intercreditor Joinder Agreement shall not require the consent of any other Grantor or Agent hereunder. The obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.
     11.20 Agent for Service of Process. Each Grantor hereby irrevocably designates, appoints and empowers CSC Corporation, 1133 Ave of the Americas, Suite 3100, New York, New York, 10036 (telephone no: 212-299-5600) (telecopy no: 212-299-5656) (electronic mail address: agrigora@cscinfo.com and/or jpelleti@cscinfo.com), in the case of any suit, action or proceeding brought in the United States as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of or in connection with this Agreement.
[Remainder of page intentionally left blank]

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers or representatives as of the date first written above.

REVOLVING CREDIT AGENTS

BANK OF AMERICA, N.A., as Revolving Credit
Administrative Agent and as Revolving Credit
Collateral Agent, and in such capacity, as
authorized representative of the Revolving Credit
Claimholders

By:	/s/ Peter M. Walther
	Name:	Peter M. Walther
	Title:	Senior Vice President

NOTICE ADDRESS
135 S. Lasalle, Suite 927 124-135-09-27
Chicago, IL 60603
Attention: Account Officer
Telecopier No. : 312-453-5555
[Signature Page to Intercreditor Agreement]

TERM LOAN AGENTS BANK OF AMERICA, N.A., as Term Loan Agent, and in such capacity, as a Pari Passu Representative of certain Pari Passu Secured Parties
By:	/s/ Christopher Kelly Wall
	Name:	Christopher Kelly Wall
	Title:	Managing Director

NOTICE ADDRESS
1455 Market Street
San Francisco, CA 94103
Attention:

Facsimile No. :

[Signature Page to Intercreditor Agreement]

ACKNOWLEDGED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE: NOVELIS INC., as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

NOVELIS CORPORATION, as a Grantor
By:	/s/ Leslie J. Parrette Jr.
	Name:	Leslie J. Parrette Jr.
Title:

NOVELIS PAE CORPORATION, as a Grantor
By:	/s/ Leslie J. Parrette Jr.
	Name:	Leslie J. Parrette Jr.
Title:

NOVELIS BRAND LLC, as a Grantor
By:	/s/ Marion Barnes
	Name:	Marion Barnes
Title:

NOVELIS SOUTH AMERICA HOLDINGS LLC, as a Grantor
By:	/s/ Leslie J. Parrette Jr.
	Name:	Leslie J. Parrette Jr.
Title:
[Signature Page to Intercreditor Agreement]

ALUMINUM UPSTREAM HOLDINGS LLC, as a Grantor
By:	/s/ Leslie J. Parrette Jr.
	Name:	Leslie J. Parrette Jr.
Title:

NOVELIS ACQUISITIONS LLC, as a Grantor
By:	/s/ Leslie J. Parrette Jr.
	Name:	Leslie J. Parrette Jr.
Title:

NOVELIS NORTH AMERICA HOLDINGS INC., as a Grantor
By:	/s/ Leslie J. Parrette Jr.
	Name:	Leslie J. Parrette Jr.
Title:

NOVELIS UK LTD., as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

NOVELIS SERVICES LIMITED, as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

[Signature Page to Intercreditor Agreement]

NOVELIS AG, as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

NOVELIS CAST HOUSE TECHNOLOGY LTD., as a Grantor
By:	/s/ Marion Barnes
	Name:	Marion Barnes
Title:

4260848 CANADA INC., as a Grantor
By:	/s/ Marion Barnes
	Name:	Marion Barnes
Title:

4260856 CANADA INC., as a Grantor
By:	/s/ Marion Barnes
	Name:	Marion Barnes
Title:

NOVELIS NO. 1 LIMITED PARTNERSHIP, as a Grantor by its general partner, 4260848 Canada Inc.
By:	/s/ Marion Barnes
	Name:	Marion Barnes
Title:

[Signature Page to Intercreditor Agreement]

NOVELIS EUROPE HOLDINGS LIMITED, as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

NOVELIS SWITZERLAND SA, as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

NOVELIS TECHNOLOGY AG, as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

NOVELIS MADEIRA UNIPESSOAL, LDA, as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

NOVELIS PAE S.A.S., as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

[Signature Page to Intercreditor Agreement]

NOVELIS LUXEMBOURG S.A., as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

AV METALS INC., as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

[Signature Page to Intercreditor Agreement]

NOVELIS DEUTSCHLAND GMBH, as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

[Signature Page to Intercreditor Agreement]

NOVELIS DO BRASIL LTDA., as a Grantor
By:	/s/ Randal P. Miller
	Name:	Randal P. Miller
Title:

[Signature Page to Intercreditor Agreement]

Present when the Common Seal of

SIGNED AND DELIVERED AS A DEED
for and on behalf of Novelis Aluminium Holding Company
by its lawfully appointed attorney
in the presence of: Randal P. Miller

(Witness): Nina Mansoori

[Signature Page to Intercreditor Agreement]

ANNEX I
FORM OF ADDITIONAL SECURED DEBT DESIGNATION
     Reference is made to the Intercreditor Agreement dated as of December 17, 2010 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) among Novelis Inc., a corporation amalgamated under the Canada Business Corporations Act (the “Parent Borrower“), the other Grantors from time to time party thereto, Bank of America, N.A., as Revolving Credit Administrative Agent, Bank of America, N.A., as Revolving Credit Collateral Agent, Bank of America, N.A., as Term Loan Administrative Agent, Bank of America, N.A., as Term Loan Collateral Agent, and the other Secured Debt Representatives from time to time party thereto. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as either Revolving Credit Secured Obligations, Pari Passu Debt or Subordinated Lien Debt entitled to the benefit of the Intercreditor Agreement.
     The undersigned, the duly appointed [specify title] of the Parent Borrower hereby certifies that:
          (A) [insert name of the Borrower or Guarantor] intends to incur [Revolving Credit Secured Obligations] [additional Pari Passu Debt] [Subordinated Lien Debt] (“Additional Secured Debt“) which will be [select appropriate alternative] [Revolving Credit Secured Obligations permitted by each Revolving Credit Loan Document, each Pari Passu Loan Document and each Subordinated Lien Loan Document to be secured by Liens on the Collateral with priority on the Revolving Credit Priority Collateral] [Pari Passu Debt permitted by each Revolving Credit Loan Document, each Pari Passu Loan Document and each Subordinated Lien Loan Document to be secured by Liens on the Collateral Equally and Ratably with all previously existing and future Pari Passu Debt] or [Subordinated Lien Debt permitted by each Revolving Credit Loan Document, each Pari Passu Loan Document and each Subordinated Lien Loan Document to be secured with a subordinated Lien on the Collateral Equally and Ratably with all previously existing and future Subordinated Lien Debt];
          (B) the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 11.9 of the Intercreditor Agreement is:
_____________________________
_____________________________
Telephone: ___________________
Fax: _______________________
Attention: ____________________

          (C) attached are complete copies (or substantially final drafts) of the material operative agreements constituting the [Revolving Credit Loan Documents] [Pari Passu Loan Documents] [Subordinated Lien Loan Documents] relating to such Additional Secured Debt; and
          (D) the Parent Borrower has caused a copy of this Additional Secured Debt Designation to be delivered to each Revolving Credit Agent and each existing Secured Debt Representative; provided, however, that a failure to deliver such copies shall not effect the status of the Additional Secured Debt if the other requirements of Section 7.5 of the Intercreditor Agreement are satisfied.

     IN WITNESS WHEREOF, the Parent Borrower has caused this Additional Secured Debt Designation to be duly executed by the undersigned officer as of ___________________, 201.

NOVELIS INC.
By
Name:
Title:

Acknowledgement of Receipt
The undersigned, [a Revolving Credit Agent] [a [Pari Passu][Subordinated Lien] Representative] under the Intercreditor Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

[-], as [Revolving Credit Agent] [[Pari Passu] [Subordinated Lien] Representative]
By
Name:
Title:

EXHIBIT A
FORM OF INTERCREDITOR JOINDER AGREEMENT (GRANTOR)
          The undersigned, _____________________, a _______________, hereby agrees to become party as a Grantor under the Intercreditor Agreement, dated as of December __, 2010 (as Modified from time to time, the “Intercreditor Agreement”; capitalized terms used but not otherwise defined herein having the meanings assigned to them in Section 1 of the Intercreditor Agreement), by and among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act, the other Grantors from time to time party thereto, BANK OF AMERICA, N.A., as administrative agent for the Revolving Credit Lenders and as collateral agent for the Revolving Credit Claimholders and BANK OF AMERICA, N.A., as administrative agent and collateral agent under the Term Loan Agreement, for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.
          The provisions of Section 10 of the Intercreditor Agreement will apply with like effect to this Intercreditor Joinder Agreement.
          IN WITNESS WHEREOF, the undersigned has caused this Intercreditor Joinder Agreement to be duly executed by its authorized officers or representatives as of the date first written above.

[_________________________]
By:
Name:
Title:

EXHIBIT B
FORM OF INTERCREDITOR JOINDER AGREEMENT — ADDITIONAL DEBT
          Reference is made to the Intercreditor Agreement, dated as of December 17, 2010 (as Modified from time to time, the “Intercreditor Agreement”; capitalized terms used but not otherwise defined herein having the meanings assigned to them in Section 1 of the Intercreditor Agreement), by and among NOVELIS INC., a corporation amalgamated under the Canada Business Corporations Act, the other Grantors from time to time party thereto, BANK OF AMERICA, N.A., as administrative agent for the Revolving Credit Lenders and as collateral agent for the Revolving Credit Claimholders, BANK OF AMERICA, N.A., as administrative agent under the Term Loan Agreement and as collateral agent for the Term Loan. This Intercreditor Joinder Agreement is being executed and delivered pursuant to Section 7.5 of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as agent or another representative capacity being entitled to the benefits of being Additional Secured Debt under the Intercreditor Agreement.
          1. Joinder. The undersigned, _____________________, a _______________, (the [“New Representative”]) as [trustee] [administrative agent] under that certain [describe applicable indenture, credit agreement or other document governing the Additional Secured Debt] hereby agrees to become party as [a Revolving Credit Agent] [a Pari Passu Representative] [a Subordinated Lien Representative] under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof.
          2. Lien Sharing and Priority Confirmation.
          The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the [Revolving Credit Lien Obligations] [Series of [Pari Passu] [Subordinated Lien] Debt for which the undersigned is acting as [Pari Passu] [Subordinated Lien] Representative] hereby agrees, for the enforceable benefit of all holders of the Obligations, each existing and future Revolving Credit Agent, each existing and future Pari Passu Representative, and each [existing and] future Subordinated Lien Representative and as a condition to being treated as [Revolving Credit Lien Obligations] [Pari Passu] [Subordinated Lien] Debt] under the Intercreditor Agreement:
     (a) that the New Representative and each holder of Obligations in respect of the [Revolving Credit Lien Obligations] [Series of [Pari Passu] [Subordinated Lien] Debt for which the undersigned is acting as [a Revolving Credit Agent] [Pari Passu] [Subordinated Lien] Representative] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Liens securing the Obligations and the order of application of proceeds from the enforcement of Liens securing the Obligations; and
     (c) to the terms of the Intercreditor Agreement.

               3. Governing Law and Miscellaneous Provisions. The provisions of Article 10 of the Intercreditor Agreement will apply with like effect to this Intercreditor Joinder Agreement.
               IN WITNESS WHEREOF, the undersigned has caused this Intercreditor Joinder Agreement to be duly executed by its authorized officers or representatives as of the date first written above.

[_________________________]
By:
Name:
Title: